As filed with the Securities and Exchange Commission on February 28, 1997

                                                                File No. 2-34215
                                                               File No. 811-1911
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 60

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 41

--------------------------------------------------------------------------------
                        SCHRODER CAPITAL FUNDS (DELAWARE)
                     (formerly Schroder Capital Funds, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                   Two Portland Square, Portland, Maine 04101
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code: 207-879-1900

--------------------------------------------------------------------------------
                           Catherine S. Wooledge, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine 04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                             Scott M. Shepard, Esq.
                            Jacobs Persinger & Parker
                    77 Water Street, New York, New York 10005

                               Alexandra Poe, Esq.
                 Schroder Capital Management International Inc.
                         787 seventh Avenue, 34th Floor
                            New York, New York 10019

It is proposed that this filing will become effective:

 X    immediately upon filing pursuant to Rule 485, paragraph (b)
---
___   on [ ] pursuant to Rule 485, paragraph (b)
___   60 days after filing pursuant to Rule 485, paragraph (a)(i)
___   on _________ pursuant to Rule 485, paragraph (a)(i)
___   75 days after filing pursuant to Rule 485, paragraph (a)(ii)
___   on [ ] pursuant to Rule 485, paragraph (a)(ii)
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant filed a Rule 24f-2 Notice for its various portfolios with a October 31 fiscal year end on December 27, 1996. Schroder International Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder U.S. Smaller Companies Fund and Schroder International Smaller Companies Fund of Registrant are structured as master-feeder funds. This amendment includes a manually executed signature page for the master funds.

                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

                                     PART A
     (Prospectuses offering Advisor Shares and Investor Shares of Schroder
        International Fund, Schroder Emerging Markets Fund Institutional
          Portfolio, Schroder U.S. Smaller Companies Fund and Schroder
                               U.S. Equity Fund)

Form N-1A                                          Location in Prospectus
 Item No.            (Caption)                     (Caption)
---------            ---------                     ----------------------

1.            Cover Page                           Cover Page

2.            Synopsis                             Prospectus Summary

3.            Condensed Financial Information      Not Applicable

4.            General Description of               Investment Objective and
              Registrant                           Policies; Additional
                                                   Investment Policies and Risk
                                                   Considerations

5.            Management of the Fund               Management of the Fund -
                                                   Board of Trustees; Investment
                                                   Adviser and Portfolio
                                                   Manager; Administrative
                                                   Services; Distribution Plan &
                                                   Shareholder Services Plan;
                                                   Expenses; Portfolio
                                                   Transactions

5A.           Management's Discussion of`          Not Applicable
              Fund Performance

6.            Capital Stock and Other Securities   Other Information -
                                                   Capitalization and Voting;
                                                   Shareholder Inquiries;
                                                   Dividends, Other
                                                   Distributions and Taxes

7.            Purchase of Securities               Investment in the Fund -
                                                   Purchase of Shares;
                                                   Retirement Plans; Individual
                                                   Retirement Accounts; Net
                                                   Asset Value

8.            Redemption or Repurchase             Investment in the Fund -
                                                   Redemption of Shares; Net
                                                   Asset Value

9.            Pending Legal Proceedings            Not Applicable

                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

                                     PART A
                            (All other Prospectuses)

                          Not Applicable in this Filing

                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

                                     PART B

   (Statements of Additional Information offering Advisor Shares and Investor
     Shares of Schroder International Fund, Schroder Emerging Markets Fund
       Institutional Portfolio, Schroder U.S. Smaller Companies Fund and
                           Schroder U.S. Equity Fund)

                                                   Location in Statement of
Form N-1A                                          Additional Information
 Item No.            (Caption)                     (Caption)
---------            ---------                     ------------------------

10.           Cover Page                           Cover Page

11.           Table of Contents                    Table of Contents

12.           General Information and History      Other Information -
                                                   Organization

13.           Investment Objectives and Policies   Investment Policies;
                                                   Investment Restrictions

14.           Management of the Fund               Management - Officers and
                                                   Directors

15.           Control Persons and Principal        Not Applicable
              Holders of Securities

16.           Investment Advisory and              Management - Investment Other
                                                   Services Adviser; Officers
                                                   and Trustees; Administrative
                                                   Services; Distribution of
                                                   Fund Shares; Service
                                                   Organizations; Portfolio
                                                   Accounting; Fees and
                                                   Expenses; Portfolio
                                                   Transactions - Investment
                                                   Decisions; Brokerage and
                                                   Research Services; Other
                                                   Information Custodian;
                                                   Transfer Agent and Dividend
                                                   Disbursing Agent; Legal
                                                   Counsel; Independent
                                                   Accountants

17.           Brokerage Allocation and             Portfolio Transactions
              Other Practices

18.           Capital Stock and Other Securities   Other Information -
                                                   Capitalization and Voting

19.           Purchase, Redemption and Pricing of  Determination of Net Asset
              Securities Being Offered             Value Per Share

20.           Tax Status                           Taxation

21.           Underwriters                         Management - Distribution of
                                                   Fund Shares; Fees and
                                                   Expenses

22.           Calculation of Performance Data      Other Information -
                                                   Performance Information

23.           Financial Statements                 Not Applicable

                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))

                                     PART B
                                (All other SAIs)

                          Not Applicable in this Filing

SCHRODER INTERNATIONAL FUND

Investor Shares

This fund seeks long-term capital appreciation by investing primarily in securities markets outside the United States. It is intended for long-term investors seeking international diversification and willing to accept the risks of foreign investing.



        Schroders

     [GRAPHIC OMITTED]


Your Window On The World


Schroder International Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder International Equity Fund (the "Portfolio"), which invests primarily in equity securities of non-U.S. companies. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end, management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund (see "Other Information - Fund Structure"). Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience.

This prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
MARCH 1, 1997

PROSPECTUS SUMMARY

      This prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

      Objective. Long-term capital appreciation through investment in securities markets outside the United States.

      Strategy. Invests primarily in equity securities of companies domiciled outside the United States.

      Investment Adviser. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund - Investment Adviser and Portfolio Managers."

      Administrative Services. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

      Purchases and Redemptions of Shares. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

      Dividends and Other Distributions. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

      Risk Considerations. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking international diversification who are willing to accept the risks of foreign investing. Investments in foreign securities involve certain risks not associated with domestic investing, including uncertain political and economic developments, the possible imposition of exchange controls or other changes in foreign governmental laws or restrictions. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

      The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations".

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        Please call for complete information and to obtain a prospectus.
             Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)
Schroder International Fund
Schroder Emerging Markets Fund--
   Institutional Portfolio
Schroder International Smaller Companies Fund
Schroder U.S. Smaller Companies Fund
Schroder U.S. Equity Fund
Schroder Series Trust (1-800-464-3108)
Schroder Equity Value Fund
Schroder Small Capitalization Value Fund
Schroder High Yield Income Fund
Schroder Investment Grade Income Fund
Schroder Short-Term Investment Fund

EXPENSES OF INVESTING IN THE FUND


Fee Table


      The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares.

Annual Fund Operating Expenses (as a percentage of average net assets)(1)
     Management Fees (after fee waivers)(2)(3)........................... 0.65%
     12b-1 Fees .........................................................  None
     Other Expenses (after expense reimbursements)(3).................... 0.34%
     Total Fund Operating Expenses (3)................................... 0.99%

      (1) Based on the Fund's expenses for the fiscal year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.

      (2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.

      (3) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 0.99% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund --Expenses." Without fee waivers and expenses reimbursements, Management Fees, Other Expenses and Total Operating Expenses would be 0.68%, 0.36%, and 1.04%, respectively.

Example

      The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. The example should not be considered a representation of past or future expenses or returns; actual expenses or returns may vary from those shown. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

                     1 YEAR ...........................  $10
                     3 YEARS ..........................  $32
                     5 YEARS ..........................  $55
                    10 YEARS .......................... $122

FINANCIAL HIGHLIGHTS


The financial highlights are presented below to assist you in evaluating per share performance of the Fund's Investor Shares for the periods shown. Information for periods prior to August 1, 1989 pertains to the Fund's predecessor-in-interest. Information for all periods after the year ended September 30, 1988 has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.



                                                                                                                  Year       Year
                          Year       Year      Year      Year     Year     Year     Year    Month      Year      ended      ended
                         ended      ended     ended     ended    ended    ended    ended    ended      ended    9/30/88    9/30/87
                      10/31/96(a) 10/31/95  10/31/94 10/31/93  10/31/92 10/31/91 10/31/90 10/31/89    9/30/89  Unaudited  Unaudited
Net Asset Value,
  Beginning of period     20.91      23.17    20.38    15.15     16.22    17.70    18.20    18.95       14.40    18.02      14.07
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------
Investment Operations:



   Net Investment
    Income                 0.15(b)    0.46     0.18     0.08      0.25     0.25     0.15     0.03        0.20     0.05      (0.07)
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------
  Net Realized
    Gain (Loss)            1.74      (0.18)    2.69     5.27     (1.04)   (0.25)   (0.12)   (0.78)       4.44    (2.34)      4.71
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------
Total From Investment
  Operations               1.89       0.28     2.87     5.35     (0.79)    0.00     0.03    (0.75)       4.64    (2.29)      4.64
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------
Distributions
  from Net
  Investment Income       (0.47)      --      (0.08)   (0.12)    (0.23)   (0.25)   (0.16)    0.00       (0.04)    0.00      (0.02)
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------
Distributions
  from Realized
  Capital Gain            (2.32)     (2.54)    --       --       (0.05)   (1.23)   (0.37)    0.00       (0.05)   (1.33)     (0.67)
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------

Total  Distributions      (2.79)     (2.54)   (0.08)   (0.12)    (0.28)   (1.48)   (0.53)    0.00       (0.09)   (1.33)     (0.69)
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------
Net Asset Value,
  End of Period           20.01      20.91    23.17    20.38     15.15    16.22    17.70    18.20       18.95    14.40      18.02
                         ------     ------   ------   ------    ------   ------   ------   ------      ------   ------     ------

Total Return              10.05%      2.08%   14.10%   35.54%    (4.93%)   0.45%   (0.07%)  (4.01%)      32.2%   (0.12%)     34.8%
                         ======     ======   ======   ======    ======   ======   ======   ======      ======   ======     ======


Ratio/Supplementary Data:
 Net Assets, End
   of Period (Thousand)  202,735    212,330  500,504  320,550   159,556  108,398  62,438   49,740      48,655   29,917     32,553

 Ratio of Expenses to
   Average Net Assets
   after waivers            0.99(b)    0.91%    0.90%    0.91%     0.93%    1.07%    1.12%    1.12%(d)    1.12%    1.30%      1.64%

 Ratio of Net Investment
   Income to Average
   Average Net Assets
   after waivers            0.86%(b)   0.99%    0.94%    0.87%     1.62%    1.59%    0.83%    2.29%(d)    1.27%    0.38%     (0.42%)

 Ratio of expenses to
   average net assets
   before waivers           1.04%(b)    N/A      N/A      N/A       N/A      N/A      N/A      N/A         N/A      N/A        N/A

 Ratio of Net Investment
   Income to Average
   Net Assets
   before waivers           0.81%(b)    N/A      N/A      N/A       N/A      N/A      N/A      N/A         N/A      N/A        N/A

 Portfolio Turnover
   Rate (c)                56.20%     61.26%   25.17%   56.05%    49.42%   50.58%   55.91%   21.98%(d)   72.25%   86.19%     84.97%

 Average Brokerage
   Commissions (e)         $0.0256       N/A      N/A      N/A       N/A      N/A      N/A      N/A         N/A      N/A        N/A

(a) On May 16, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.

(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(c) Portfolio turnover represents the rate of portfolio activity. The rate for the year ended October 31, 1996 represents the portfolio turnover rate of the Portfolio.

(d) Annualized.

(e) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

      The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States.

      The Fund is designed for U.S. investors who seek international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. (See "Risk Considerations.") The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

      Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

      The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

      Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies domiciled outside the U.S. Investments by the Portfolio are selected on the basis of their potential for capital appreciation without regard for current income. The Portfolio may also invest in debt securities of foreign governments, international organizations and foreign corporations and in the securities of closed-end investment companies investing primarily in foreign securities. The Portfolio may invest up to 5% of its net assets in debt securities with relatively high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. See "Debt Securities" and "Risk Considerations".

      Countries in which the Portfolio may invest include, but are not limited to, countries listed in the Morgan Stanley EAFE(R) Index, which is a market capitalization index of companies in developed market countries in Europe, Australia and the Far East. The Portfolio invests in the securities of foreign issuers domiciled in at least three foreign countries. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. See "Risk Considerations--Geographic Concentration." The Portfolio also may invest in securities of issuers located in countries considered by some to be emerging market countries. See "Risk Considerations Emerging Markets."

      The Portfolio may purchase preferred stock and convertible debt securities, including warrants and convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash (U.S. dollars, foreign currencies or multinational currency units) and time deposits in U.S. and foreign banks. See "Risk Considerations" below and "Investment Policies" in the SAI for further information about these types of investments.

      The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

      Common and Preferred Stock and Warrants. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.


      The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.


      Foreign Exchange Contracts. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

      The Portfolio may enter into foreign currency forward contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities; or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if SCMI fails to predict currency values correctly. The Portfolio has no present intention to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations--Currency Fluctuations."

      Debt Securities. The Portfolio may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

      Debt securities are generally subject to two kinds of risk -- credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

      The Portfolio may invest in debt securities issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities; debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

RISK CONSIDERATIONS

      Foreign Investments. All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

      Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio;
(ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States; (iv) foreign securities often trade less frequently and with lower volume than United States securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

      Emerging Markets. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other projectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

      Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

      Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

      Currency Fluctuations and Devaluations. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

      The Fund is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income is received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet its expenses.

      Geographic Concentration. The Portfolio may invest more than 25% of its total assets in issuers located in any one country and to the extent that it does so, is susceptible to a range of factors that could adversely affect that country, including the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

MANAGEMENT OF THE FUND

               X Schroder Group Assets Under Management Worldwide
                  As of December 31, 1996 -- Over $130 Billion

                                [GRAPHIC OMITTED]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
  BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
              SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
              SCHRODER CAPITAL MANAGEMENT MANAGE OVER $24 BILLION.

Boards of Trustees


The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

Investment Adviser and Portfolio Managers

      As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. In this regard, SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services with respect to the Portfolio, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI receives a monthly advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

      SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

      The investment management team of Mark J. Smith, a Trustee and President of the Trust and of Schroder Core, and Michael Perelstein, Vice President of the Trust and of Schroder Core (with the assistance of an SCMI investment committee), is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Smith, who has managed the Fund's portfolio since October 1989 and the Portfolio's investments since its inception, has been a First Vice President of SCMI since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of SCMI since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience.

      The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information @ Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets; 0.40% of the next $150 million of average daily net assets; and 0.35% of average daily net assets in excess of $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).


Administrative Services


      On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.10% of the Portfolio's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Portfolio's average daily net assets.

      Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at an annual rate of 0.10% of the Fund's average daily net assets and pays Forum a monthly fee at the annual rate of 0.075% of the Fund's average daily net assets.

Expenses


      SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 0.99% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis; SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors will reimburse the Fund for the remaining one-fifth. Forum may voluntarily waive all or a portion of their fees, from time to time.

Portfolio Transactions


      SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and in many cases are higher than commission rates for comparable transactions effected on U.S. securities exchanges.

      Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.

      Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

      Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). These arrangements would not be expected to increase materially the brokerage commissions paid by the Portfolio.


Code of Ethics


      The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.



INVESTMENT IN THE FUND

Purchase of Shares

      Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the

"Transfer Agent"). See "Other Information -- Shareholder Inquiries". Investments may also be made through financial institutions and other service organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

      Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

      Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder International Fund, to:

                    Schroder International Fund--Investor Shares
                    P.O. Box 446
                    Portland, Maine 04112

      For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.


      Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

                    Chase Manhattan Bank
                    New York, NY
                    ABA No.: 021000021
                    For Credit To: Forum Financial Corp.
                    Account No.: 910-2-718187
                    Ref.: Schroder International Fund Investor Shares Account of: (shareholder name)
                    Account Number: (shareholder account number)


      The wire order must specify the name of the Fund, the shares' class (i.e., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account becomes active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

      The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

      The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and capital gains that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

Retirement Plans and Individual Retirement Accounts

      Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

      The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.


Statement of Intention


      Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in Investor Shares of the Fund within a period of 13 months.

      Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

      The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

Exchanges

      Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each Fund are at net asset value.

      For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.


Redemption of Shares


      Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m.

(Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

      By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

      Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

      If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates, (or an assignment separate from the certificates (but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

      Additional Redemption Information. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

      The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency, (as defined by rules of the SEC,) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

      If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.


      The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.


      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.


Net Asset Value


      The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

      Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

      Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board.


      All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.



DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and, therefore, intends not to be subject to federal income tax.

      Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing, to receive dividends and other distributions in cash.

      After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

      Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

      Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

      A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

      In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

      If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

      Effect of Foreign Taxes. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

      If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their Federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.


The Portfolio


      The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

      The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.


OTHER INFORMATION

Capitalization and Voting


      The Trust was organized as a Maryland corporation called Schroder Capital Funds, Inc. on July 30, 1969, and was reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

      The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

      Shares are fully paid and non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

      There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


Reports


      The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

Performance

      The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

      Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

      Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.


Custodian and Transfer Agent


      The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


Shareholder Inquiries


      Inquiries about the Fund, including its past performance, should be directed to:


                  Schroder International Fund
                  P.O. Box 446
                  Portland, Maine 04112

      Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.


Service Organizations


      The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Fund Structure


      Classes of Shares. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling

Schroder Advisors at (800) 730-2932.

      The Portfolio. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Capital Funds ("Schroder Core"), a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

      The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

      The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

      The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

      Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

      Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The principal purpose of these cross-indemnity provisions is to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.


      Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.


      The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

      Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

Investment Adviser
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Administrator & Distributor
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019


Sub-Administrator
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101


Custodian
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

Transfer and Dividend Disbursing Agent
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

Independent Accountants
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents


PROSPECTUS SUMMARY..........................................................
EXPENSES OF INVESTING
    IN THE FUND.............................................................
Fee Table...................................................................
Example.....................................................................
FINANCIAL HIGHLIGHTS........................................................
INVESTMENT OBJECTIVE........................................................
INVESTMENT POLICIES ........................................................
RISK CONSIDERATIONS.........................................................
MANAGEMENT OF THE FUND......................................................
Boards of Trustees..........................................................
Investment Adviser and Portfolio Managers...................................
Administrative Services.....................................................
Expenses....................................................................
Portfolio Transactions......................................................
Code of Ethics..............................................................
INVESTMENT IN THE FUND......................................................
Purchase of Shares..........................................................
Retirement Plans and Individual
  Retirement Accounts.......................................................
Statement of Intention......................................................
Exchanges...................................................................
Redemption of Shares........................................................
Net Asset Value.............................................................
DIVIDENDS, DISTRIBUTIONS
  AND TAXES.................................................................
The Fund....................................................................
The Portfolio...............................................................
OTHER INFORMATION...........................................................
Capitalization and Voting...................................................
Reports.....................................................................
Performance.................................................................
Custodian and Transfer Agent................................................
Shareholder Inquiries.......................................................
Service Organizations.......................................................
Fund Structure..............................................................

SCHRODER INTERNATIONAL FUND

Advisor Shares

This fund seeks long-term capital appreciation by investing in securities markets outside the United States. It is intended for long-term investors seeking international diversification and willing to accept the risks of foreign investing.

         Schroders

     [GRAPHIC OMITTED]

Your Window On The World

Schroder International Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder International Equity Fund (the "Portfolio"), which invests primarily in equity securities. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end, management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund (see "Other Information - Fund Structure"). Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience.

This prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
MARCH 1, 1997

PROSPECTUS SUMMARY

      This prospectus offers Advisor Class shares ("Advisor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

      Objective. Long-term capital appreciation through investment in securities markets outside the United States.

      Strategy. Invests primarily in equity securities of companies domiciled outside the United States.

      Investment Adviser. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund - Investment Adviser and Portfolio Managers."

      Administrative Services. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

      Purchases and Redemptions of Shares. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $2,500, except that the minimum for an Individual Retirement Account ("IRA") is $250. The minimum subsequent investment is $250. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

      Dividends and Other Distributions. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

      Risk Considerations. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking international diversification who are willing to accept the risks of foreign investing. Investments in foreign securities involve certain risks not associated with domestic investing, including uncertain political and economic developments, the possible imposition of exchange controls or other changes in foreign governmental laws or restrictions. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

      The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations".

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        Please call for complete information and to obtain a prospectus.
             Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)
Schroder International Fund
Schroder Emerging Markets Fund--
                Institutional Portfolio
Schroder International Smaller Companies Fund
Schroder U.S. Smaller Companies Fund
Schroder U.S. Equity Fund
Schroder Series Trust (1-800-464-3108)
Schroder Equity Value Fund
Schroder Small Capitalization Value Fund
Schroder High Yield Income Fund
Schroder Investment Grade Income Fund
Schroder Short-Term Investment Fund

EXPENSES OF INVESTING IN THE FUND

Fee Table


      The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares.

Annual Fund Operating Expenses (as a percentage of average net assets) (1)
     Management Fees (after fee waivers) (2)(3).......................... 0.65%
     12b-1 Fees (4)......................................................   None
     Other Expenses (after expense reimbursement) (3).................... 0.59%
     Total Fund Operating Expenses (3)................................... 1.24%

      (1) Based on the Fund's expenses for the year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
      (2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
      (3) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 1.24% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund --Expenses." Without fee waivers and expenses reimbursements, Management Fees, Other Expenses and Total Operating Expenses would be 0.68%, 0.61%, and 1.29%, respectively.





      (3) Subject to the approval of the Trust's Board of trustees 12b-1 fees may be imposed at an annual rate of up to 0.50%.

Example





      The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each period. The example is based on the expenses listed above and assumes reinvestment of all dividends and other distributions. The example should not be considered a representation of past or future expenses or returns; actual expenses or returns may vary from those shown. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

                        1 YEAR ..........................   $13
                        3 YEARS .........................   $39
                        5 YEARS .........................   $68
                       10 YEARS .........................  $150


FINANCIAL HIGHLIGHTS




The financial highlights are presented below to assist you in evaluating per share performance of the Fund. Information presented is for Investor Shares as Advisor Shares were not issued for the periods shown. Information for periods prior to August 1, 1989 pertains to the Fund's predecessor-in-interest. Information for all periods after the year ended September 30, 1988 has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                           Year       Year      Year      Year     Year     Year     Year    Month      Year
                          ended      ended     ended     ended    ended    ended    ended    ended      ended     ended      ended
                       10/31/96(a) 10/31/95  10/31/94 10/31/93  10/31/92 10/31/91 10/31/90 10/31/89    9/30/89   9/30/88    9/30/87
                       --------------------  -----------------  -------- -------- -------- --------    -------   -------    -------
                                                                                                                Unaudited  Unaudited
Net Asset Value,
  Beginning of
  period                  20.91       23.17     20.38    15.15    16.22    17.70    18.20    18.95      14.40      18.02     14.07
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
Investment
  Operations:
   Net Investment
   Income                  0.15(b)     0.46      0.18     0.08     0.25     0.25     0.15     0.03       0.20       0.05     (0.07)
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
  Net Realized
   Gain (Loss)             1.74       (0.18)     2.69     5.27    (1.04)   (0.25)   (0.12)   (0.78)      4.44      (2.34)     4.71
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
Total From
  Investment
  Operations               1.89        0.28      2.87     5.35    (0.79)    0.00     0.03    (0.75)      4.64      (2.29)     4.64
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
Distributions from
  Net Investment
  Income                  (0.47)       --       (0.08)   (0.12)   (0.23)   (0.25)   (0.16)    0.00      (0.04)      0.00     (0.02)
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
Distributions from
  Realized Capital
  Gain                    (2.32)      (2.54)     --       --      (0.05)   (1.23)   (0.37)    0.00      (0.05)     (1.33)    (0.67)
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
Total Distributions       (2.79)      (2.54)    (0.08)   (0.12)   (0.28)   (1.48)   (0.53)    0.00      (0.09)     (1.33)    (0.69)
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
Net Asset Value,
  End of Period           20.01       20.91     23.17    20.38    15.15    16.22    17.70    18.20      18.95      14.40     18.02
                         ------      ------    ------   ------   ------   ------   ------   ------     ------     ------    ------
Total Return              10.05%       2.08%    14.10%   35.54%   (4.93%)   0.45%   (0.07%)  (4.01%)     32.2%     (0.12%)    34.8%
                         ======      ======    ======   ======   ======   ======   ======   ======     ======     ======    ======
Ratio/Supplementary
  Data:
  Net Assets, End of
  Period (Thousands)     202,735     212,330   500,504  320,550  159,556  108,398  62,438   49,740     48,655     29,917    32,553
  Ratio of Expenses to
   Average Net Assets
   after waivers           0.99%(b)    0.91%     0.90%    0.91%    0.93%    1.07%    1.12%    1.12%(d)   1.12%      1.30%     1.64%
  Ratio of Net
   Investment Income to



   Average Net Assets
   after waivers           0.86%(b)    0.99%     0.94%    0.87%    1.62%    1.59%    0.83%    2.29%(d)   1.27%      0.38%    (0.42%)
  Ratio of
   expenses to
   average net assets
   before waivers          1.04%(b)     N/A       N/A      N/A      N/A      N/A      N/A      N/A        N/A        N/A       N/A
  Ratio of Net
   Investment Income to
   Average Net Assets
   before waivers          0.81%(b)     N/A       N/A      N/A      N/A      N/A      N/A      N/A        N/A        N/A       N/A
  Portfolio
   Turnover Rate (c)      56.20%      61.26%    25.17%   56.05%   49.42%   50.58%   55.91%   21.98%(d)  72.25%     86.19%    84.97%
  Average Brokerage
   Commissions (e)        $0.0256        N/A       N/A      N/A      N/A      N/A      N/A      N/A        N/A        N/A       N/A





(a) On May 16, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996, represents the portfolio turnover rate of the Portfolio.
(d) Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

      The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States.

      The Fund is designed for U.S. investors who seek international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. (See "Risk Considerations.") The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.





INVESTMENT POLICIES

      Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund is contained in the SAI.





      The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

      Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies domiciled outside the U.S. Investments by the Portfolio are selected on the basis of their potential for capital appreciation without regard for current income. The Portfolio may also invest in debt securities of foreign governments, international organizations and foreign corporations and in the securities of closed-end investment companies investing primarily in foreign securities. The Portfolio may invest up to 5% of its net assets in debt securities with relatively high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. See "Debt Securities" and "Risk Considerations".

      Countries in which the Portfolio may invest include, but are not limited to, countries listed in the Morgan Stanley Capital International EAFE(R)
Index, which is a market capitalization index of companies in developed market countries in Europe, Australia and the Far East. The Portfolio invests in the securities of foreign issuers domiciled in at least three foreign countries. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. See "Risk Considerations @ Geographic Concentration." The
Portfolio also may invest in securities of issuers located in countries considered by some to be emerging market countries. See "Risk Considerations
@ Emerging Markets."

      The Portfolio may purchase preferred stock and convertible debt securities, including warrants and convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although these contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash (U.S. dollars, foreign currencies or multinational currency units) and time deposits in U.S. and foreign banks. See "Risk Considerations" below and "Investment Policies" in the SAI.

         The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

      Common and Preferred Stock and Warrants. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

      The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

      Foreign Exchange Contracts. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets.

These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

      The Portfolio may enter into foreign currency forward contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities; or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if SCMI fails to predict currency values correctly. The Portfolio has no present intention to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations--Currency Fluctuations and Devaluations."





      Debt Securities. The Portfolio may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

      Debt securities are generally subject to two kinds of risk -- credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

      The Portfolio may invest in debt securities issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities; debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.





RISK CONSIDERATIONS

      Foreign Investments. All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

      Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio;
(ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States; (iv) foreign securities often trade less frequently and with lower volume than United States securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

      Emerging Markets. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other projectionist measures imposed or negotiated by the countries with which they trade.

There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

        Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

      Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

      Currency Fluctuations and Devaluations. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.





      The Fund is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income is received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet its expenses.

      Geographic Concentration. The Portfolio may invest more than 25% of its total assets in issuers located in any one country and to the extent that it does so, is susceptible to a range of factors that could adversely affect that country, including the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

MANAGEMENT OF THE FUND

               X Schroder Group Assets Under Management Worldwide
                  As of December 31, 1996 -- Over $130 Billion

                                [GRAPHIC OMITTED]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
  BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
              SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
              SCHRODER CAPITAL MANAGEMENT MANAGE OVER $24 BILLION.

Boards of Trustees

      The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI.


Investment Adviser and Portfolio Managers


      As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. In this regard, SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services with respect to the Portfolio, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI receives a monthly advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

      SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

      The investment management team of Mark J. Smith, a Trustee and President of the Trust and of Schroder Core, and Michael Perelstein, Vice President of the Trust and of Schroder Core (with the assistance of an SCMI investment committee), is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Smith, who has managed the Fund's portfolio since October 1989 and the Portfolio's investments since its inception, has been a First Vice President of SCMI since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of SCMI since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience.

      The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets; 0.40% of the next $150 million of average daily net assets; and 0.35% of average daily net assets in excess of $250 million. The investment advisory contract between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory agreement between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).


Administrative Services


      On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations.

Schroder Advisors is compensated at the annual rate of 0.20% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.

      Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at an annual rate of 0.15% of the Portfolio's average daily net assets and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.


Distribution Plan and Shareholder Services Plan


      Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor for the Fund and other mutual funds. The Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust on behalf of the Advisor Shares of the Fund. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse othrs for expenses incurred in connection with the distribution of Advisor Shares. Payments under the Distribution Plan would be made monthly at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan until the Board so authorizes.

      Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses, (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors, (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to a particular Service Organization under the Distribution Plan will be calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

      The Trust, on behalf of the Fund, has also adopted a shareholder services plan (the "Shareholder Service Plan"), pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services, (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (iv) arranging for the wiring of funds, (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, (vi) integrating periodic statements with other customer transactions and (vii) providing such other related services as the shareholder may request.

The maximum amount payable under the Shareholder Service Plan to Schroder Advisors is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

Payments to a particular Service Organization under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.


Expenses


      SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.24% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis; SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors will reimburse the Fund for the remaining one-fifth. Forum voluntarily may waive all or a portion of their fees, from time to time.


Portfolio Transactions


      SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and in many cases are higher than commission rates for comparable transactions effected on U.S. securities exchanges.

      Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.


      Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

      Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). These arrangements would not be expected to increase materially the brokerage commissions paid by the Portfolio.


Code of Ethics


      The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.


INVESTMENT IN THE FUND

Purchase of Shares


      Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries". Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

      Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $2,500, except that the minimum for an IRA is $250. The minimum subsequent investment is $250. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

      Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder International Fund, to:

                  Schroder International Fund--Advisor Shares
                  P.O. Box 446
                  Portland, Maine 04112

      For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

      Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:


                  Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Financial Corp.
                  Account. No.: 910-2-718187
                  Ref.: Schroder International Fund Advisor Shares Account of: (shareholder name)
                  Account Number: (shareholder account number)


      The wire order must specify the name of the Fund, the shares' class (i.e., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account becomes active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

      The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

      The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

Retirement Plans and Individual Retirement Accounts

      Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

      The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

Exchanges

      Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

      For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.


Redemption of Shares


      Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

      By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

      Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

      If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates, (or an assignment separate from the certificates but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

      Additional Redemption Information. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

      The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency, (as defined by rules of the SEC,) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

      If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information -- Redemption in Kind" in the SAI.

      The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.


Net Asset Value

      The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

      Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

      Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board.


      All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.



DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund


      The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income that is distributed to shareholders. The Fund intends to distribute substantially all of its income and therefore, intends not to be subject to federal income tax. Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing, to receive dividends and other distributions in cash.

      After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

      Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of 12b-1 fees and other compensation payable to Service Organizations for distribution assistance and shareholder servicing for the Advisor Shares.

      Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

      The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information.

      In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

      If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

      Effect of Foreign Taxes. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

      If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their Federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

The Portfolio

      The Portfolio is not required to pay federal income tax because it is classified as a partnership for Federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

      The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.


OTHER INFORMATION

Capitalization and Voting


      The Trust was organized as a Maryland corporation called Schroder Capital Funds, Inc. on July 30, 1969, and was reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies. The Fund currently consists of two classes of shares.

      Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

      There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

Reports


      The Trust sends to each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

Performance

      The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

      Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

      Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.


Custodian and Transfer Agent


      The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


Shareholder Inquiries


      Inquiries about the Fund, including its past performance, should be directed to:

                  Schroder International Fund
                  P.O. Box 446
                  Portland, Maine 04112

Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

Service Organizations

      The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Fund Structure


      Classes of Shares. The Fund has two classes of shares, Advisor Shares and Investor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

      The Portfolio. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.





      The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

      The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

      The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling Forum Financial Corp. at (800) 730-2932.

      Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

      Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The principal purpose of these cross-indemnity provisions is to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

      Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

      The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

      Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

Investment Adviser
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Administrator & Distributor
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019


Sub-Administrator
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101


Custodian
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

Transfer and Dividend Disbursing Agent
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

Independent Accountants
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents


PROSPECTUS SUMMARY........................................................
EXPENSES OF INVESTING
    IN THE FUND...........................................................
Fee Table.................................................................
Example...................................................................
FINANCIAL HIGHLIGHTS......................................................
INVESTMENT OBJECTIVE......................................................
INVESTMENT POLICIES.......................................................
RISK CONSIDERATIONS.......................................................
MANAGEMENT OF THE FUND....................................................
Boards of Trustees........................................................
Investment Adviser and Portfolio Managers.................................
Administrative Services...................................................
Distribution Plan  and Shareholder
  Services Plan...........................................................
Expenses..................................................................
Portfolio Transactions....................................................
Code of Ethics............................................................
INVESTMENT IN THE FUND....................................................
Purchase of Shares........................................................
Retirement Plans and Individual
  Retirement Accounts.....................................................
Exchanges.................................................................
Redemption of Shares......................................................
Net Asset Value...........................................................
DIVIDENDS, DISTRIBUTIONS
  AND TAXES...............................................................
The Fund..................................................................
The Portfolio.............................................................
OTHER INFORMATION.........................................................
Capitalization and Voting.................................................
Reports...................................................................
Performance...............................................................
Custodian and Transfer Agent..............................................
Shareholder Inquiries.....................................................
Service Organizations.....................................................
Fund Structure............................................................

SCHRODER EMERGING MARKETS FUND
INSTITUTIONAL PORTFOLIO

Investor Shares

This fund seeks to achieve long-term capital appreciation direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. It is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in those markets.

        Schroders

     [GRAPHIC OMITTED]

Your Window On The World

Schroder Emerging Markets Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separately managed series of Schroder Capital Funds ("Schroder Core"), a non-diversified open-end management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. (See "Other Information - Fund Structure").

This prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus.

The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




PROSPECTUS
MARCH 1, 1997

PROSPECTUS SUMMARY


      This Prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, non-diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

      Objective. Long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income will be incidental to the Fund's objective.

      Investment Adviser. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund - Investment Adviser and Portfolio Managers."





      Administrative Services. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

      Purchases and Redemptions of Shares. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $250,000. There is no minimum for subsequent investments. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares." Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. Redemptions of Fund shares are subject to a redemption charge of 0.50% of the amount invested. See "Investment in the Fund -- Purchase of Shares" and " @ Redemption of Shares."

      Dividends and Other Distributions. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and long-term capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

      Risk Considerations.

Alone, the Fund is not a balanced investment plan. It is intended for investors who seek the aggressive growth potential of emerging world markets and are willing to bear their special investment risks, including but not limited to tightening of exchange controls and expropriation, nationalization or confiscation of assets by local governments. The Fund is not intended for investors whose objective is assured income or preservation of capital: investments in the securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involve risks in addition to risks associated with investments in the securities of U.S. issuers.

      Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective. The Fund's net asset value ("NAV") will vary because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        Please call for complete information and to obtain a prospectus.
             Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)
Schroder International Fund
Schroder Emerging Markets Fund--
   Institutional Portfolio
Schroder International Smaller Companies Fund
Schroder U.S. Smaller Companies Fund
Schroder U.S. Equity Fund
Schroder Series Trust (1-800-464-3108)
Schroder Equity Value Fund
Schroder Small Capitalization Value Fund
Schroder High Yield Income Fund
Schroder Investment Grade Income Fund
Schroder Short-Term Investment Fund


EXPENSES OF INVESTING IN THE FUND

Fee Table


      The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. The Annual Fund Operating Expenses have been restated to reflect projected fees, expenses and waivers for the current fiscal year.


Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchase ............................  None
     Maximum Sales Load Imposed on Reinvested Dividends.................  None
     Deferred Sales Load................................................  None
     Purchase Charge (based on amount invested)(1)........................0.50%
     Redemption Charge (based on net asset value of shares redeemed)(1).  0.50%

Annual Fund Operating Expenses (as a percentage of average net assets)(2)


     Management Fees (after fee waivers)(3)(4)..........................  0.95%
     12b-1 Fees.........................................................  None
     Other Expenses.....................................................  0.50%
     Total Fund Operating Expenses(4)...................................  1.45%

      (1) The Purchase Charge and the Redemption Charge are paid to the Fund and are imposed on all purchases and redemptions of Shares except for Shares purchased through the reinvestment of dividends or distributions. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

      (2) Based on the Fund's expenses for the fiscal year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.

      (3) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
      (4) Without fee waivers and expense reimbursements, Management Fees, Other Expenses and Total Operating Expenses would be 1.25%, 0.45%, and 1.70%, respectively.
      (5) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 1.45% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund -- Expenses." Without fee waivers, Management Fees and Total Operating Expenses would be 1.10% and 1.60%, respectively.

Example


      The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return; (2) reinvestment of all dividends and other distributions; and (3) imposition of the purchase and redemption charge. The example is based on the expenses listed above. The example should not be considered a representation of past or future expenses or returns; actual expenses or returns may vary from those shown. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

         1 Year
            Assuming redemptions ...........................  $ 25
            Assuming no redemptions ........................  $ 20
         3 Years
            Assuming redemptions ...........................  $ 56
            Assuming no redemptions ........................  $ 51
         5 Years
            Assuming redemptions ...........................  $ 90
            Assuming no redemptions ........................  $84
         10 Years
             Assuming redemptions ..........................  $185
             Assuming no redemptions .......................  $178

FINANCIAL HIGHLIGHTS

      The financial highlights of the Fund are presented below to assist you in evaluating per share performance of Investor Shares of the Fund for the periods shown. This information has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                                For the Year Ended   March 31, 1995 (a)
                                                                   October 31,           Through
                                                                     1996 (b)        October 31, 1995
                                                                ------------------   ------------------
Net Asset Value, Beginning of period                                 $10.63               $10.00
                                                                     ------               ------
Investment Operations:
     Net investment Income                                           0.02 (c)               0.02
     Net realized Gain (Loss)                                        0.43 (d)               0.61
                                                                     ------               ------
Total from Investment Operations                                       0.45                 0.63
                                                                     ------               ------
     Distributions from Net Investment Income                         (0.02)                --
                                                                     ------               ------
     Distributions from Realized Capital Gain
Total Distributions
Net Asset Value, End of period                                       $11.06               $10.63
                                                                     ------               ------
Total Return (e)                                                       4.22%                6.30%
                                                                     ======               ======
Ratios/Supplementary Data:
     Net Assets, End of period (Thousands)                         $167,570              $18,423
     Ratio of Expenses to Average Net Assets after waivers             1.60%(c)             1.58%(f)
     Ratio of Net Investment Income to Average Net Assets
        after waivers                                                  0.36%(c)             0.46%(f)
     Ratio of Expenses to Average Net Assets before waivers
                                                                       1.71%(c)             2.45%(f)
     Ratio of Net Investment Income to Average Net Assets
        before waivers                                                 0.25%(c)           (0.41)%(f)
     Portfolio Turnover Rate (g)                                     102.70%               44.10%
     Average Brokerage Commissions (h)                               $0.0008                N.A.

(a) Commencement of operations.
(b) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(f) Annualized.
(g) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996, represents the portfolio turnover rate of the Portfolio.
(h) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

      The investment objective of the Fund is to seek to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income will be incidental to the Fund's objective.

      The Fund is designed for investors who seek the aggressive growth potential of emerging markets and are willing to bear the special risks of investing a portion of their assets in those markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. The Fund is not intended for investors whose objective is assured income or preservation of capital. See "Risk Considerations."

      The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

      Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

      The investment objective, and the investment policies of the Fund and the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of
(i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

      Under normal market conditions, the Portfolio will invest at least 65% of its total assets in emerging market equity and debt securities, including common stocks; preferred stocks; convertible preferred stocks; stock rights and warrants; convertible debt securities; and non-convertible debt securities. (Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy.) The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. (See "Risk Considerations" below). Under certain circumstances, the Portfolio may invest indirectly in emerging market securities by investing in other investment companies or vehicles. (See "Risk Considerations -- Investment in Other Investment Companies or Vehicles" below.)

In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Portfolio's investment adviser will seek out attractive investment opportunities in these countries. The Portfolio may acquire emerging market securities that are not denominated in emerging market currency.

      "Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the adviser may include such country in the emerging market category. The following countries are currently excluded from the Portfolio's emerging market category: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States of America. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country. (See "Risk Considerations -- Geographic Concentration.")

      An issuer of a security will be considered to be domiciled or doing business in an emerging market when (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) in the judgment of the investment adviser, at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) it has at least 50% of its assets situated in emerging market countries. The Portfolio may consider investment companies to be located in the country or countries in which they primarily invest.

      The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

      Common and Preferred Stock and Warrants. The Portfolio's investments will consist primarily of the common or preferred stock of established emerging market companies that are listed on recognized securities exchanges or traded in other established markets. However, the Portfolio may make limited investment in convertible preferred stock, warrants and stock rights.

      Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but are not traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

      Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

      The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

American Depository Receipts ("ADRs"). Due to the absence of established securities markets in certain emerging market countries and restrictions in certain countries on direct investment by foreign entities, the Portfolio may invest in certain emerging market issuers through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares, Global Depository Shares or International Depository Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

      Debt Securities. The Portfolio may seek capital appreciation through investment in emerging market convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

      Debt securities are generally subject to two kinds of risk -- Credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria).

The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

      The Portfolio may invest in debt securities issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"); debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

Brady Bonds. The Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring (under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady). Brady Bonds have been issued only recently, and therefore do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. Government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds acquired by the Portfolio could be subject to restructuring arrangements or to requests for new credit, which could cause the Portfolio to suffer a loss of interest or principal on its holdings. (For further information see "Brady Bonds," in the Statement of Additional Information.)

      Investment in Other Investment Companies or Vehicles. The Portfolio may be able to invest in certain emerging markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, the Portfolio may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the investment company at the time of such investment.

      When investing through investment companies the Fund may pay substantial premiums above such investment companies' net asset value per share. Such investments are subject to limitations under the 1940 Act and market availability. The Portfolio does not intend to invest in other investment companies unless, in the judgment of SCMI, the potential benefits of such investment justify the payments of any applicable premiums or sales charges. As a shareholder in an investment company, the Portfolio would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Portfolio would continue to pay its own fees and expenses.

      Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect
to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits denominated in any major foreign currency in foreign banks. See the SAI for further information about these securities.

      Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period, whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The value of the underlying securities purchased by the Portfolio is monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If the seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

      Foreign Exchange Contracts. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

      The Portfolio may enter into forward contracts for the purchase or sale of foreign currency (i) to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities or (ii) to hedge against the possibility that a foreign currency may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. This method of attempting to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of securities and exposes the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts if the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. The Portfolio will generally not enter into a forward contract with a term of greater than one year. Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a forward contract. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict currency values. The Portfolio has no plan to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations--Currency Fluctuations and Devaluations."

      Illiquid and Restricted Securities. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public (pursuant to Rule 144A under the Securities Act of 1933, as amended) but may be resold to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

      Loans of Portfolio Securities. The Portfolio may lend portfolio securities (otherwise than as occurs in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio's total assets. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio, and thus the Fund, could experience a loss.

      The Portfolio may lend its securities if it maintains in a segregated account liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; and, in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board. See "Loans of Portfolio Securities" in the SAI for further information on securities loans.


      Options and Futures Transactions. Although the Portfolio does not presently intend to do so, it may (a) write covered call options on portfolio securities and the U.S. dollar and emerging market currencies, without limit;
(b) write covered put options on portfolio securities and the U.S. dollar and emerging market currencies with the limitation that the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Portfolio's net assets; (c) purchase call and put options in amounts up to 5% of its total assets; and (d)(i) purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on underlying portfolio securities, any emerging market currency, U.S. and emerging market fixed-income securities and such indices of U.S. or emerging market equity or fixed-income securities as may exist or come into being and (ii) purchase and write call and put options on such futures contracts, in all cases involving such futures contracts or options on futures contracts for hedging purposes only, and without limit, except that the Portfolio may not enter into futures contracts or purchase related options if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts generally exceeds 5% of the value of the Portfolio's total assets. All of the foregoing are referred to as "Hedging Instruments."

      In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the Portfolio's portfolio securities or stock index futures, and the currencies in which they are denominated, or (2) to establish a position in securities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. Hedging Instruments have certain risks associated with them including: (a) the possible failure of such instruments as hedging techniques in cases where the price movement of the securities underlying the options or futures does not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to predict the direction of stock prices, interest rates and other economic factors. In addition, only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging markets or to securities of issuers domiciled or principally engaged in business in emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in such emerging market countries. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

      When-Issued and Delayed Delivery Securities and Forward Commitments. The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

      When, As and If Issued Securities. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit to the percentage of the Portfolio's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.


RISK CONSIDERATIONS

Foreign Investments. All investments, domestic and foreign, involve risk. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls, or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.





      Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio;
(ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iv) foreign securities often trade less frequently and with lower volume than U.S. securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

      Regulation and Liquidity of Markets. Government supervision and regulation of exchanges and brokers in emerging market countries is typically less extensive than in the United States. These markets may have different clearance and settlement procedures, and in certain cases, settlements have not kept pace with the volume of securities transactions, making them difficult to conduct. Delays in settlement could adversely affect or interrupt the Portfolio's intended investment program or result in investment losses due to intervening declines in security values.

      Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially lower trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Portfolio to determine the value of its portfolio securities or dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are also generally higher.

      Emerging Markets. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in a country. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

      Certain emerging market countries may restrict investment by foreign entities by limiting the size of foreign investment in certain issuers; requiring prior approval of foreign investment by the government; imposing additional tax on foreign investors; or limiting foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to price or convertibility, for example) than classes available to domiciliaries of the country. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

      Currency Fluctuations and Devaluations. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries. Some emerging market countries may also have managed currencies that do not freely float against the dollar.

      The Portfolio is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income will be received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

      Inflation. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.


      Non-Diversified Investments. Because suitable investments in emerging market countries may be limited, the Portfolio, like the Fund, has classified itself as a "non-diversified investment company" under the 1940 Act so that it may invest more than 5% of its total assets in the securities of a single issuer. This classification may not be changed without a shareholder vote. However, so that the Portfolio may continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer; and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. See "Dividends, Distributions and Taxes."


      To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.


      Geographic Concentration. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers of one country, the Portfolio is susceptible to factors adversely affecting that country, including political and economic developments and foreign exchange rate fluctuations as discussed above. The value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with less geographic concentration.

Certain Risks of Debt Securities. The Portfolio may invest without limitation in investment grade emerging market debt securities; it may invest up to 35% of its total assets in debt securities that are unrated or are rated below investment grade (below Baa by Moody's or BBB by S&P; for a further description of S&P's and Moody's securities ratings please see the Appendix to the SAI). Note that even debt securities rated Baa by Moody's are considered to have speculative characteristics. Below investment grade securities (and unrated securities of comparable quality) ("high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal, and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. The risks associated with junk bonds are generally greater than those associated with higher-rated securities. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other rating agencies. The Portfolio is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed below) in which the Portfolio may invest no more than 5% of its total assets while such sovereign debt securities are in default.





      In purchasing high yield/high risk securities, the Portfolio will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. Nonetheless, investors should review the investment objective and policies of the Fund and consider their willingness to assume risk before making an investment.

      High yield/high risk securities' market values are affected more by individual issuer developments and are more sensitive to adverse economic changes than are higher-rated securities. Issuers of high yield/high risk securities may be highly leveraged and may not have more traditional methods of financing available to them.

During economic downturns or substantial periods of rising interest rates, issuers of high yield/high risk securities, especially highly leveraged ones, may be less able to service their principal and interest payment obligations, meet their projected business goals, or obtain additional financing. The risk of loss due to default by the issuer is significantly greater for holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Portfolio may incur additional expenses if it is required to seek recovery upon a default by the issuer of such an obligation or participate in the restructuring of such obligation.

      Periods of economic uncertainty and change will likely cause increased volatility in the market prices of high yield/high risk securities and, correspondingly, the Portfolio's net asset value if it invests in such securities; market prices of such securities structured as zero coupon or pay-in-kind securities are more affected by interest rate changes and thus tend to be more volatile than securities that pay interest periodically and in cash.

      High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace called securities with lower yielding securities, thus decreasing the Portfolio's net investment income and dividends to shareholders.

      While a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. In periods of reduced secondary market liquidity, prices of high yield/high risk securities may become volatile and experience sudden and substantial price declines. The Portfolio may, therefore, have difficulty disposing of particular issues to meet its liquidity needs or in response to a specific economic event (such as a deterioration in the creditworthiness of the issuer). Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Portfolio to obtain accurate market quotations (for purposes of valuing the Portfolio's investment portfolio): market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Under such conditions, high yield/high risk securities may have to be valued at fair value as determined by the Schroder Core Board or SCMI under Board-approved guidelines.

      Adverse publicity and investor perceptions (which may not be based on fundamental analysis) may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Portfolio's, and thus the Fund's, net asset value.

      Sovereign Debt. Investment in sovereign debt carries high risk. Certain emerging market countries such as Argentina, Brazil and Mexico are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and/or interest on outstanding debt. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest when it is due may be affected by many factors, such as its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole, and political restraints. The Portfolio, as a holder of sovereign debt, may be asked to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

      The sovereign debt instruments in which the Portfolio may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Portfolio will not invest more than 5% of its total assets in sovereign debt in default.

      Portfolio Turnover. The Portfolio may engage in short-term trading but its portfolio turnover rate is not expected to exceed 100%. High portfolio turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. Also, higher portfolio turnover rates may cause shareholders of the Portfolio to recognize gains for federal income tax purposes. See "Taxation" in the SAI.





MANAGEMENT OF THE FUND

               X Schroder Group Assets Under Management Worldwide
                  As of December 31, 1996 -- Over $130 Billion

                                [GRAPHIC OMITTED]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
  BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
              SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
              SCHRODER CAPITAL MANAGEMENT MANAGE OVER $24 BILLION.


Boards of Trustees


The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

Investment Adviser and Portfolio Managers

      As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI will receive a monthly advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

      John A. Troiano, a Vice President of the Trust and Schroder Core, with the assistance of an SCMI investment committee, is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Troiano managed the Fund's investment portfolio from its inception until it invested its assets in the Portfolio and has managed the Portfolio's assets since its inception. Mr. Troiano has been a Managing Director of SCMI since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1988.

      The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information -- Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement). For the fiscal year ended October 31, 1996, the Fund paid SCMI an advisory fee of 0.10% of its average daily net assets.

Administrative Services

      On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.05% of the Portfolio's average daily net assets. Forum is compensated at the annual rate of 0.05% of the Portfolio's average daily net assets.

      Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors an annual rate of 0.075% and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.

Expenses


      SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 1.60% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis; SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors will reimburse the Fund for the remaining one-fifth. Forum may voluntarily waive all or a portion of their fees, from time to time.


Portfolio Transactions


      SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay brokers higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, which may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

      Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.

      Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

      Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements, (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to materially increase the brokerage commissions paid by the Portfolio.


Code of Ethics


      The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.


INVESTMENT IN THE FUND

Purchase of Shares


      Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries." Investments may also be made through Financial Institutions and other organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

      Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $250,000. There is no minimum for subsequent investments. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

      Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. This charge is designed to cover the transaction costs the Fund incurs (either directly or indirectly) as a result of investments in the Fund, including brokerage commissions in acquiring portfolio securities; currency transaction costs and transfer agent costs; and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The purchase charge is not assessed on the reinvestment of dividends or distributions or shares purchased through a subscription in kind.

      Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder Emerging Markets Fund Institutional Portfolio, to:

                  Schroder Emerging Markets Fund Institutional Portfolio -- Investor Shares
                  P.O. Box 446
                  Portland, Maine 04112

      For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.


      Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:


                  Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Financial Corp.
                  Account. No.: 910-2-718187
                  Ref.: Schroder Emerging Markets Fund Institutional Portfolio Investor Shares
                  Account of: (shareholder name)
                  Account Number: (shareholder account number)

      The wire order must specify the name of the Fund, the shares' class (i.e., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

      The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

      The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

Retirement Plans and Individual Retirement Accounts

      Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

      The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,500. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouse) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Tax advice should be obtained before effecting a rollover.

Statement of Intention

      Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $250,000 or more in Investor Shares of the Fund within a period of 13 months.

      Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

      The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

Exchanges

      Shareholders may exchange shares of the Fund for Shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each Fund are at net asset value.

      Federal income tax purposes an exchange is considered to be a sale of shares for on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.


Redemption of Shares


      Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

      Redemptions of Fund shares are subject to a redemption charge of 0.50% of the net asset value of the shares redeemed. This charge is designed to cover the transaction costs the Fund incurs in redeeming Fund shares (either directly or indirectly as a result of its investment in the Portfolio), including brokerage commissions in selling portfolio securities, currency transaction costs, transfer agent costs, and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Shares for which the redemption charge is applicable, on a first purchased, first redeemed basis.

      By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

      Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

      If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

      Additional Redemption Information. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

      The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

      If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.


         The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.


      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $100,000 unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $100,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $100,000


Net Asset Value


      The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

      Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

      Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board.


      All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund


      The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income that is distributed to shareholders. The Fund intends to distribute substantially all of its income and therefore, intends not to be subject to federal income tax.

      Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing, to receive dividends and other distributions in cash.

      After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

      Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of 12b-1 fees and other compensation payable to Service Organizations for distribution assistance and shareholder servicing for the Advisor Shares.

      Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether the dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

      A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information.

      In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

      If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

      Effect of Foreign Taxes. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

      If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their Federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

      Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.


The Portfolio


      The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

      The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.


OTHER INFORMATION

Capitalization and Voting


      The Trust was organized as a Maryland corporation called Schroder Capital Funds, Inc. on July 30, 1969, and was reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

         The Fund currently consists of two classes of Shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

      Shares are fully paid and non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

      There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      As of February 15, 1997, the Robert Wood Johnson Foundation may be deemed to control the Fund for purposes of the 1940 Act. From time to time, certain shareholders may own a large percentage of the shares of the Fund, and those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


Reports


      The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

Performance

      The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

      Performance information represents only past performance and does not necessarily indicate future results.

For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.


Custodian and Transfer Agent


      The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


Shareholder Inquiries

      Inquiries about the Fund, including its past performance, should be directed to:

                  Schroder Emerging Markets Fund Institutional Portfolio P.O. Box 446
                  Portland, Maine 04112

      Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.


Service Organizations


      The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Fund Structure


      Classes of Shares. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

      The Portfolio. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

      The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

      The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

      The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling Forum Financial Corp. at (800) 730-2932.

      Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.





      Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

      Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.


      The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

      Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

Investment Adviser
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Administrator & Distributor
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019


Sub-Administrator
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101


Custodian
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

Transfer and Dividend Disbursing Agent
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

Independent Accountants
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents


PROSPECTUS SUMMARY.......................................................
EXPENSES OF INVESTING
    IN THE FUND..........................................................
Fee Table................................................................
Example..................................................................
FINANCIAL HIGHLIGHTS.....................................................
INVESTMENT OBJECTIVE.....................................................
INVESTMENT POLICIES......................................................
RISK CONSIDERATIONS......................................................
MANAGEMENT OF THE FUND...................................................
Boards of Trustees.......................................................
Investment Adviser and Portfolio Managers................................
Administrative Services..................................................
Expenses.................................................................
Portfolio Transactions...................................................
Code of Ethics...........................................................
INVESTMENT IN THE FUND...................................................
Purchase of Shares.......................................................
Retirement Plans and Individual
  Retirement Accounts....................................................
Statement of Intention...................................................
Exchanges................................................................
Redemption of Shares.....................................................
Net Asset Value..........................................................
DIVIDENDS, DISTRIBUTIONS
  AND TAXES..............................................................
The Fund.................................................................
The Portfolio............................................................
OTHER INFORMATION........................................................
Capitalization and Voting................................................
Reports..................................................................
Performance..............................................................
Custodian and Transfer Agent.............................................
Shareholder Inquiries....................................................
Service Organizations....................................................
Fund Structure...........................................................

SCHRODER EMERGING MARKETS FUND
INSTITUTIONAL PORTFOLIO

Advisor Shares

This fund seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. It is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in those markets.

         Schroders

     [GRAPHIC OMITTED]

  Your Window On The World

Schroder Emerging Market Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separately managed series of Schroder Capital Funds ("Schroder Core"), a non-diversified open-end management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. (See "Other Information - Fund Structure").

This prospectus sets forth concisely the information you should know before investing in and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS
MARCH 1, 1997

PROSPECTUS SUMMARY


      This Prospectus offers Advisor Class shares ("Advisor Shares" or "Shares") of the Fund. The Fund is a separately managed, non-diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

      Objective. Long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income will be incidental to the Fund's objective.

      Investment Adviser. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund - Investment Adviser and Portfolio Managers."

      Administrative Services. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

      Purchases and Redemptions of Shares. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $250,000 There is no minimum for subsequent investments. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares." Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. Redemptions of Fund shares are subject to a redemption charge of 0.50% of the amount invested. See "Investment in the Fund -- Purchase of Shares" and "Redemption of Shares."

      Dividends and Other Distributions. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and long-term capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

      Risk Considerations.

Alone, the Fund is not a balanced investment plan. It is intended for investors who seek the aggressive growth potential of emerging world markets and are willing to bear their special investment risks, including but not limited to tightening of exchange controls and expropriation, nationalization or confiscation of assets by local governments. The Fund is not intended for investors whose objective is assured income or preservation of capital: investments in the securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involve risks in addition to risks associated with investments in the securities of U.S. issuers.

      Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective. The Fund's net asset value ("NAV") will vary because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or other political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        Please call for complete information and to obtain a prospectus.
             Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)
Schroder International Fund
Schroder Emerging Markets Fund--
   Institutional Portfolio
Schroder International Smaller Companies Fund
Schroder U.S. Smaller Companies Fund
Schroder U.S. Equity Fund
Schroder Series Trust (1-800-464-3108)
Schroder Equity Value Fund
Schroder Small Capitalization Value Fund
Schroder High Yield Income Fund
Schroder Investment Grade Income Fund
Schroder Short-Term Investment Fund

EXPENSES OF INVESTING IN THE FUND


Fee Table


      The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. The Annual Fund Operating Expenses have been restated to reflect projected fees, expenses and waivers for the current fiscal year.


Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchase .............................. None
     Maximum Sales Load Imposed on Reinvested Dividends................... None
     Deferred Sales Load.................................................. None
     Purchase Charge (based on amount invested)(1)........................ 0.50%
     Redemption Charge (based on net asset value of shares redeemed)(1)... 0.50%

Annual Fund Operating Expenses (as a percentage of average net assets)(2)


     Management Fees after waivers (3)(4)................................. 0.95%
     12b-1 Fees........................................................... None
     Other Expenses....................................................... 0.75%
     Total Fund Operating Expenses(4)..................................... 1.70%





      (1) The Purchase Charge and the Redemption Charge are paid to the Fund and are imposed on all purchases and redemptions of Shares except for Shares purchased through the reinvestment of dividends or distributions. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

      (2) Based on the Fund's expenses for the fiscal year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.

      (3) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
      (4) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 1.70% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund --Expenses." Without fee waivers, Management Fees and Total Operating Expenses would be 1.10% and 1.85%, respectively.

Example


      The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return; (2) reinvestment of all dividends and other distributions; and (3) imposition of the purchase and redemption charge. The example is based on the expenses listed above. The example should not be considered a representation of past or future expenses or returns; actual expenses or returns may vary from those shown. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.





         1 Year
            Assuming redemptions ...........................  $ 27
            Assuming no redemptions ........................  $ 22
         3 Years
            Assuming redemptions ...........................  $ 64
            Assuming no redemptions ........................  $ 59
         5 Years
            Assuming redemptions ...........................  $102
            Assuming no redemptions ........................  $ 97
         10 Years
             Assuming redemptions ..........................  $211
             Assuming no redemptions .......................  $206

FINANCIAL HIGHLIGHTS


The financial highlights are presented below to assist you in evaluating per share performance of the Fund. Information presented is for Investor Shares as Advisor Shares were not issued for the periods shown. This information has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.



                                                                For the Year Ended  March 31, 1995 (a)
                                                                   October 31,            Through
                                                                    1996 (b)         October 31, 1995
                                                                ------------------  ------------------
Net Asset Value, Beginning of period                                 $10.63               $10.00
                                                                     ------               ------
Investment Operations:
     Net Investment Income                                           0.02 (c)               0.02
     Net Realized Gain (Loss)                                        0.43 (d)               0.61
                                                                     ------               ------
Total from Investment Operations                                       0.45                 0.63
                                                                     ------               ------
     Distributions From Net Investment Income                         (0.02)                --
                                                                     ------               ------
     Distributions from Realized Capital Gain
Total Distributions
Net Asset Value, End ofPperiod                                       $11.06               $10.63
                                                                     ------               ------
Total Return (e)                                                       4.22%                6.30%
                                                                     ======               ======
Ratios/Supplementary Data:
     Net Assets, End Of Period (Thousands)                         $167,570              $18,423
     Ratio of Expenses to Average Net Assets after waivers
                                                                       1.60%(c)             1.58%(f)
     Ratio of Net Investment Income to Average Net Assets
        after waivers                                                  0.36%(c)             0.46%(f)
     Ratio of Expenses to Average Net Assets before waivers
                                                                       1.71%(c)             2.45%(f)
     Ratio of Net Investment Income (Loss) to Average Net
        Assets before waivers                                          0.25%(c)           (0.41)%(f)
     Portfolio Turnover Rate (G)                                     102.70%               44.10%
     Average Brokerage Commissions (h)                               $0.0008                N.A.


(a) Commencement of operations.
(b) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(f) Annualized.
(g) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996, represents the portfolio turnover rate of the Portfolio.
(h) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

      The investment objective of the Fund is to seek to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income will be incidental to the Fund's objective.

      The Fund is designed for investors who seek the aggressive growth potential of emerging markets and are willing to bear the special risks of investing a portion of their assets in those markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. The Fund is not intended for investors whose objective is assured income or preservation of capital. See "Risk Considerations."

      The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

      Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

      The investment objective, and the investment policies of the Fund and the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of
(i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

      Under normal market conditions, the Portfolio will invest at least 65% of its total assets in emerging market equity and debt securities, including common stocks; preferred stocks; convertible preferred stocks; stock rights and warrants; convertible debt securities; and non-convertible debt securities. (Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy.) The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. (See "Risk Considerations" below). Under certain circumstances, the Portfolio may invest indirectly in emerging market securities by investing in other investment companies or vehicles. (See "Risk Considerations -- Investment in Other Investment Companies or Vehicles".) The Portfolio may acquire emerging market securities that are not denominated in emerging market currency.

      In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Portfolio's investment adviser will seek out attractive investment opportunities in these countries.

      "Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the adviser may include such country in the emerging market category. The following countries are currently excluded from the Portfolio's emerging market category: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States of America. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country. (See "Risk Considerations -- Geographic Concentration".)

      An issuer of a security will be considered to be domiciled or doing business in an emerging market when (i) it is organized under the laws of an emerging market country; (ii) its primary securities trading market is in an emerging market country; (iii) in the judgment of the investment adviser, at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or
(iv) it has at least 50% of its assets situated in emerging market countries. The Portfolio may consider investment companies to be located in the country or countries in which they primarily invest.

      The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

      Common and Preferred Stock and Warrants. The Portfolio's investments will consist primarily of the common or preferred stock of established emerging market companies that are listed on recognized securities exchanges or traded in other established markets. However, the Portfolio may make limited investment in convertible preferred stock, warrants and stock rights.

      Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

      Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

      The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

      American Depository Receipts ("ADRs"). Due to the absence of established securities markets in certain emerging market countries and restrictions in certain countries on direct investment by foreign entities, the Portfolio may invest in certain emerging market issuers through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares, Global Depository Shares or International Depository Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

      Debt Securities. The Portfolio may seek capital appreciation through investment in emerging market convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

      Debt securities are generally subject to two kinds of risk -- Credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria).

The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

      The Portfolio may invest in debt securities issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"); debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

Brady Bonds. The Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring (under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady). Brady Bonds have been issued only recently, and therefore do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. Government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds acquired by the Portfolio could be subject to restructuring arrangements or to requests for new credit, which could cause the Portfolio to suffer a loss of interest or principal on its holdings. (For further information see "Brady Bonds," in the Statement of Additional Information.)

      Investment in Other Investment Companies or Vehicles. The Portfolio may be able to invest in certain emerging markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, the Portfolio may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the investment company at the time of such investment.

      When investing through investment companies the Fund may pay substantial premiums above such investment companies' net asset value per share. Such investments are subject to limitations under the 1940 Act and market availability. The Portfolio does not intend to invest in other investment companies unless, in the judgment of SCMI, the potential benefits of such investment justify the payments of any applicable premiums or sales charges. As a shareholder in an investment company, the Portfolio would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Portfolio would continue to pay its own fees and expenses.

      Temporary Defensive Investments. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect
to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits denominated in any major foreign currency in foreign banks. See the SAI for further information about these securities.

      Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period, whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The value of the underlying securities purchased by the Portfolio is monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If the seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

      Foreign Exchange Contracts. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

      The Portfolio may enter into forward contracts for the purchase or sale of foreign currency (i) to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities or (ii) to hedge against the possibility that a foreign currency may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. This method of attempting to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of securities and exposes the Portfolio to the risk that the counterparty is unable to perform.

Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts if the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. The Portfolio will generally not enter into a forward contract with a term of greater than one year. Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a forward contract. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict currency values. The Portfolio has no plan to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations--Currency Fluctuations and Devaluations."

      Illiquid and Restricted Securities. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public (pursuant to Rule 144A under the Securities Act of 1933, as amended) but may be resold to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

      Loans of Portfolio Securities. The Portfolio may lend portfolio securities (otherwise than as occurs in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio's total assets. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio, and thus the Fund, could experience a loss.

      The Portfolio may lend its securities if it maintains in a segregated account liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; and, in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board. See "Loans of Portfolio Securities" in the SAI for further information on securities loans.

      Options and Futures Transactions. Although the Portfolio does not presently intend to do so, it may (a) write covered call options on portfolio securities and the U.S. dollar and emerging market currencies, without limit;
(b) write covered put options on portfolio securities and the U.S. dollar and emerging market currencies with the limitation that the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Portfolio's net assets; (c) purchase call and put options in amounts up to 5% of its total assets; and (d)(i) purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on underlying portfolio securities, any emerging market currency, U.S. and emerging market fixed-income securities and such indices of U.S. or emerging market equity or fixed-income securities as may exist or come into being and (ii) purchase and write call and put options on such futures contracts, in all cases involving such futures contracts or options on futures contracts for hedging purposes only, and without limit, except that the Portfolio may not enter into futures contracts or purchase related options if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts generally exceeds 5% of the value of the Portfolio's total assets. All of the foregoing are referred to as "Hedging Instruments."

      In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the Portfolio's portfolio securities or stock index futures, and the currencies in which they are denominated, or (2) to establish a position in securities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. Hedging Instruments have certain risks associated with them including: (a) the possible failure of such instruments as hedging techniques in cases where the price movement of the securities underlying the options or futures does not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to predict the direction of stock prices, interest rates and other economic factors. In addition, only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging markets or to securities of issuers domiciled or principally engaged in business in emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in such emerging market countries. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

      When-Issued and Delayed Delivery Securities and Forward Commitments. The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

      When, As and If Issued Securities. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit to the percentage of the Portfolio's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.


RISK CONSIDERATIONS

Foreign Investments. All investments, domestic and foreign, involve risk. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls, or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.





      Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio;
(ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iv) foreign securities often trade less frequently and with lower volume than U.S. securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

      Regulation and Liquidity of Markets. Government supervision and regulation of exchanges and brokers in emerging market countries is typically less extensive than in the United States. These markets may have different clearance and settlement procedures, and in certain cases, settlements have not kept pace with the volume of securities transactions, making them difficult to conduct. Delays in settlement could adversely affect or interrupt the Portfolio's intended investment program or result in investment losses due to intervening declines in security values.

      Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially lower trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Portfolio to determine the value of its portfolio securities or dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are also generally higher.

      Emerging Markets. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in a country. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

      Certain emerging market countries may restrict investment by foreign entities by limiting the size of foreign investment in certain issuers; requiring prior approval of foreign investment by the government; imposing additional tax on foreign investors; or limiting foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to price or convertibility, for example) than classes available to domiciliaries of the country. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

      Currency Fluctuations and Devaluations. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries. Some emerging market countries may also have managed currencies that do not freely float against the dollar.

      The Portfolio is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income will be received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

         Inflation. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.


      Non-Diversified Investments. Because suitable investments in emerging market countries may be limited, the Portfolio, like the Fund, has classified itself as a "non-diversified investment company" under the 1940 Act so that it may invest more than 5% of its total assets in the securities of a single issuer. This classification may not be changed without a shareholder vote. However, so that the Portfolio may continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer; and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. See "Dividends, Distributions and Taxes."


      To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.


      Geographic Concentration. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers of one country, the Portfolio is susceptible to factors adversely affecting that country, including political and economic developments and foreign exchange rate fluctuations as discussed above. The value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with less geographic concentration.

Certain Risks of Debt Securities. The Portfolio may invest without limitation in investment grade emerging market debt securities; it may invest up to 35% of its total assets in debt securities that are unrated or are rated below investment grade (below Baa by Moody's or BBB by S&P; for a further description of S&P's and Moody's securities ratings please see the Appendix to the SAI). Note that even debt securities rated Baa by Moody's are considered to have speculative characteristics. Below investment grade securities (and unrated securities of comparable quality) ("high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal, and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. The risks associated with junk bonds are generally greater than those associated with higher-rated securities. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other rating agencies. The Portfolio is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed below) in which the Portfolio may invest no more than 5% of its total assets while such sovereign debt securities are in default.

      In purchasing high yield/high risk securities, the Portfolio will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. Nonetheless, investors should review the investment objective and policies of the Fund and consider their willingness to assume risk before making an investment.

      High yield/high risk securities' market values are affected more by individual issuer developments and are more sensitive to adverse economic changes than are higher-rated securities. Issuers of high yield/high risk securities may be highly leveraged and may not have more traditional methods of financing available to them. During economic downturns or substantial periods of rising interest rates, issuers of high yield/high risk securities, especially highly leveraged ones, may be less able to service their principal and interest payment obligations, meet their projected business goals, or obtain additional financing. The risk of loss due to default by the issuer is significantly greater for holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Portfolio may incur additional expenses if it is required to seek recovery upon a default by the issuer of such an obligation or participate in the restructuring of such obligation.

      Periods of economic uncertainty and change will likely cause increased volatility in the market prices of high yield/high risk securities and, correspondingly, the Portfolio's net asset value if it invests in such securities; market prices of such securities structured as zero coupon or pay-in-kind securities are more affected by interest rate changes and thus tend to be more volatile than securities that pay interest periodically and in cash.

      High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace called securities with lower yielding securities, thus decreasing the Portfolio's net investment income and dividends to shareholders.

      While a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. In periods of reduced secondary market liquidity, prices of high yield/high risk securities may become volatile and experience sudden and substantial price declines. The Portfolio may therefore have difficulty disposing of particular issues to meet its liquidity needs or in response to a specific economic event (such as a deterioration in the creditworthiness of the issuer). Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Portfolio to obtain accurate market quotations (for purposes of valuing the Portfolio's investment portfolio): market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Under such conditions, high yield/high risk securities may have to be valued at fair value as determined by the Schroder Core Board or SCMI under Board-approved guidelines.

      Adverse publicity and investor perceptions (which may not be based on fundamental analysis) may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Portfolio's, and thus the Fund's, net asset value.

      Sovereign Debt. Investment in sovereign debt carries high risk. Certain emerging market countries such as Argentina, Brazil and Mexico are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and/or interest on outstanding debt. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest when it is due may be affected by many factors, such as its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole, and political restraints. The Portfolio, as a holder of sovereign debt, may be asked to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

      The sovereign debt instruments in which the Portfolio may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Portfolio will not invest more than 5% of its total assets in sovereign debt in default.

      Portfolio Turnover. The Portfolio may engage in short-term trading but its portfolio turnover rate is not expected to exceed 100%. High portfolio turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. Also, higher portfolio turnover rates may cause shareholders of the Portfolio to recognize gains for federal income tax purposes. See "Taxation" in the SAI.





MANAGEMENT OF THE FUND

               X Schroder Group Assets Under Management Worldwide
                  As of December 31, 1996 -- Over $130 Billion

                                [GRAPHIC OMITTED]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
  BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
              SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
              SCHRODER CAPITAL MANAGEMENT MANAGE OVER $24 BILLION.

Boards of Trustees

      The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

Investment Adviser and Portfolio Managers

As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI will receive a monthly advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

John A. Troiano, a Vice President of the Trust and Schroder Core, with the assistance of an SCMI investment committee, is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Troiano managed the Fund's investment portfolio from its inception until it invested its assets in the Portfolio and has managed the Portfolio's assets since its inception. Mr. Troiano has been a Managing Director of SCMI since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1988.

The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information -- Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement). For the fiscal year ended October 31, 1996, the Fund paid SCMI an advisory fee of 0.10% of its average daily net assets.

Administrative Services

On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Fund, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.05 of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.05% of the Fund's average daily net assets.

Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors an annual rate of 0.075% and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.


Distribution Plan and Shareholder Services Plan


Schroder Advisors acts as distributor of the Fund's shares. Under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust on behalf of the Fund, the Trust each month may compensate Schroder Advisors or others for costs and reimburse expenses incurred in connection with the distribution of Advisor Shares. This payment is subject to a limit of an annual rate of 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan with respect to Advisor Shares until the Board so authorizes.

Reimbursement under the Distribution Plan may be for various types of costs, including: (i) advertising expenses, (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors, (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to Service Organizations under the Distribution Plan are calculated by reference to the average daily net assets of Advisor Shares held by shareholders who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

The Trust, on behalf of the Fund, has also adopted a shareholder Service Plan (the "Shareholder Service Plan") pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services, (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (iv) arranging for the wiring of funds, (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, (vi) integrating periodic statements with other customer transactions and (vii) providing such other related services as the shareholder may request. The maximum amount payable under the Shareholder Service Plan to Schroder Advisors is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

Payments to Service Organizations under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares held by shareholders who have a brokerage or other service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.


Expenses


SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.85% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis; SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors will reimburse the Fund for the remaining one-fifth. Forum may voluntarily waive all or a portion of their fees, from time to time.


Portfolio Transactions


SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay brokers higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, which may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements, (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to materially increase the brokerage commissions paid by the Portfolio.


Code of Ethics


The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.


INVESTMENT IN THE FUND

Purchase of Shares


      Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries." Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

      Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $250,000. There is no minimum for subsequent investments. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

      Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. This charge is designed to cover the transaction costs the Fund incurs (either directly or indirectly) as a result of investments in the Fund, including brokerage commissions in acquiring portfolio securities; currency transaction costs and transfer agent costs; and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The purchase charge is not assessed on the reinvestment of dividends or distributions or shares purchased through a subscription in kind.

      Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder Emerging Markets Fund Institutional Portfolio, to:

                  Schroder Emerging Markets Fund Institutional Portfolio -- Advisor Shares
                  P.O. Box 446
                  Portland, Maine 04112

      For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

      Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

                  Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Financial Corp.
                  Account. No.: 910-2-718187
                  Ref.: Schroder Emerging Markets Fund Institutional Portfolio Advisor Shares
                  Account of: (shareholder name)
                  Account Number: (shareholder account number)

      The wire order must specify the name of the Fund, the shares' class (i.e., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

      The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Transfer Agent. No certificates are issued for fractional shares.

      The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

Retirement Plans and Individual Retirement Accounts

      Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

      The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouse) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Tax advice should be obtained before effecting a rollover.

Exchanges

      Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each Fund are at net asset value.

      For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.


Redemption of Shares


      Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

      Redemptions of Fund shares are subject to a redemption charge of 0.50% of the net asset value of the shares redeemed. This charge is designed to cover the transaction costs the Fund incurs in redeeming Fund shares (either directly or indirectly as a result of its investment in the Portfolio), including brokerage commissions in selling portfolio securities, currency transaction costs, transfer agent costs, and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Shares for which the redemption charge is applicable, on a first purchased, first redeemed basis.

      By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

      Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

         If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.


      Additional Redemption Information. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

      The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

      If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.


      The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.


      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $100,000 unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $100,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $100,000.


Net Asset Value


      The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

      Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core

      Board. All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund


      The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income that is distributed to shareholders. The Fund intends to distribute substantially all of its income and therefore, intends not to be subject to federal income tax.

      Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing, to receive dividends and other distributions in cash.





      After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

      Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of 12b-1 fees and other compensation payable to Service Organizations for distribution assistance and shareholder servicing for the Advisor Shares.

      Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether the dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

      A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

      The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

      In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

      If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

      Effect of Foreign Taxes. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

      If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their Federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

The Portfolio


      The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

      The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.


OTHER INFORMATION

Capitalization and Voting


      The Trust was organized as a Maryland corporation called Schroder Capital Funds, Inc. on July 30, 1969, and was reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

      The Fund currently consists of three classes of Shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

      Shares are fully paid and non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

      There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      As of February 15, 1997, the Robert Wood Johnson Foundation may be deemed to control the Fund for purposes of the 1940 Act. From time to time, certain shareholders may own a large percentage of the shares of the Fund, and those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


Reports


      The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

Performance

      The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

      Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.


Custodian and Transfer Agent


      The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


Shareholder Inquiries


      Inquiries about the Fund, including its past performance, should be directed to:


                  Schroder Emerging Markets Fund Institutional Portfolio P.O. Box 446
                  Portland, Maine 04112

      Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

Service Organizations

      The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


Fund Structure


      Classes of Shares. The Fund has two classes of shares, Investor Shares and Advisor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

      The Portfolio. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.





      The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

      The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.


      The Portfolio will not sell its shares directly to members of the general public. Another investor in the

Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling Forum Financial Corp. at (800) 730-2932.

      Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

      Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.


      Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.


      The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

      Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio.

The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

Investment Adviser
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Administrator & Distributor
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019


Sub-Administrator
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101


Custodian
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

Transfer and Dividend Disbursing Agent
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

Independent Accountants
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents


PROSPECTUS SUMMARY........................................................
EXPENSES OF INVESTING
    IN THE FUND...........................................................
Fee Table.................................................................
Example...................................................................
FINANCIAL HIGHLIGHTS......................................................
INVESTMENT OBJECTIVE......................................................
INVESTMENT POLICIES.......................................................
RISK CONSIDERATIONS.......................................................
MANAGEMENT OF THE FUND....................................................
Boards of Trustees........................................................
Investment Adviser and Portfolio Managers.................................
Administrative Services...................................................
Distribution Plan and Shareholder
  Service Plan............................................................
Expenses..................................................................
Portfolio Transactions....................................................
Code of Ethics............................................................
INVESTMENT IN THE FUND....................................................
Purchase of Shares........................................................
Retirement Plans and Individual
  Retirement Accounts.....................................................
Exchanges.................................................................
Redemption of Shares......................................................
Net Asset Value...........................................................
DIVIDENDS, DISTRIBUTIONS
  AND TAXES...............................................................
The Fund..................................................................
The Portfolio.............................................................
OTHER INFORMATION.........................................................
Capitalization and Voting.................................................
Reports...................................................................
Performance...............................................................
Custodian and Transfer Agent..............................................
Shareholder Inquiries.....................................................
Service Organizations.....................................................
Fund Structure............................................................

SCHRODER U.S. SMALLER COMPANIES FUND

Investor Shares

This fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of companies domiciled in the United States that have market capitalizations of $1.5 billion or less. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Current income is incidental to the objective of capital appreciation.

          Schroders

     [GRAPHIC OMITTED]

  Your Window On The World

Schroder U.S. Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), which invests, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. See "Other Information -- Fund Structure."

This prospectus sets forth concisely the information you should know before investing and should be retained for further reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





PROSPECTUS
MARCH 1, 1997
PROSPECTUS SUMMARY

      This prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

      Objective. Capital appreciation.

      Strategy. Invests at least 65% of its total assets in equity securities of companies domiciled in the United States that have market capitalizations, at the time of purchase, of $1.5 billion or less.

      Investment Adviser. The Portfolio's investment adviser is Schroder Capital Management International Inc.

("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund - Investment Adviser and Portfolio Managers."




      Administrative Services. Schroder Fund Advisors Inc.

("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

      Purchases and Redemptions of Shares. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

      Dividends and Other Distributions. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

Risk Considerations. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking to diversify their growth investments willing to accept the risks associated with investments in smaller companies. The Portfolio's policy of investing in smaller companies involves risks in addition to those normally associated with investments in equity securities of large capitalization companies. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

      The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        Please call for complete information and to obtain a prospectus.
             Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)
Schroder International Fund
Schroder Emerging Markets Fund--
   Institutional Portfolio
Schroder International Smaller Companies Fund
Schroder U.S. Smaller Companies Fund
Schroder U.S. Equity Fund
Schroder Series Trust (1-800-464-3108)
Schroder Equity Value Fund
Schroder Small Capitalization Value Fund
Schroder High Yield Income Fund
Schroder Investment Grade Income Fund
Schroder Short-Term Investment Fund

EXPENSES OF INVESTING IN THE FUND

Fee Table

      The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares. The Annual Fund Operating Expenses reflect projected fees, expenses and waivers for the current fiscal year.

Annual Fund Operating Expenses (as a percentage of average net assets)(1)
     Management Fees (after fee waivers) (2)(3)........................... 0.53%
     12b-1 Fees...........................................................  None
     Other Expenses (3)................................................... 0.96%
     Total Fund Operating Expenses (4).................................... 1.49%

      (1) Based on the Fund's expenses for the fiscal year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
      (2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
      (3) Without fee waivers and expense reimbursements, Management Fees and Total Operating Expenses would be 0.85% and 1.81%, respectively.
      (4) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 1.49% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund--Expenses."

Example

      The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. The example should not be considered a representation of past or future expenses or returns; actual expenses or returns may vary from those shown. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

                      1 YEAR ..........................   $15
                      3 YEARS .........................   $47
                      5 YEARS .........................   $82
                     10 YEARS .........................  $178

FINANCIAL HIGHLIGHTS

The financial highlights are presented below to assist you in evaluating per share performance of the Fund's Investor Shares for the periods shown. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                     For the Years Ended                     For the Period
                                                          October 31,                     August 6, 1993 (b) -
                                                  1996(a)             1995         1994     October 31, 1993
------------------------------------------------------------ --------- ---------------------------------------
Net Asset Value, Beginning of Period              $15.14             $11.81       $10.99        $10.00
                                                  ------             ------       ------        ------
Investment Operations:
     Net Investment Loss                           (0.06)(c)          (0.04)       (0.07)        (0.02)
     Net Realized and Unrealized Gain (Loss)        4.10               3.78         0.97          1.01
                                                  ------             ------       ------        ------
Total from Investment Operations                    4.04               3.74         0.90          0.99
                                                  ------             ------       ------        ------
Distributions from Net Realized Gain
                                                   (1.95)             (0.41)       (0.08)         --
                                                  ------             ------       ------        ------
Net Asset Value, End of Period                    $17.23             $15.14       $11.81        $10.99
                                                  ======             ======       ======        ======
Total Return                                       29.35%             32.84%        8.26%         9.90%
                                                  ======             ======       ======        ======
Ratios/Supplementary Data:
     Net Assets, End of Period (Thousands)       $13,743            $15,287      $13,324       $12,489
     Ratio of Expenses to Average Net Assets        1.49%(c)(d)        1.49%        1.45%         2.03%(e)
     Ratio of Net Investment Loss to



       Average Net Assets                          (0.35%)(c)(d)      (0.30)%      (0.58)%       (0.99%)(e)
     Portfolio Turnover Rate(f)                    58.50%             92.68%       70.82%        12.58%
     Average Brokerage Commission Rate(g)         $0.0583               N/A          N/A           N/A



(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(b) Commencement of operations.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) During the year ended October 31, 1996, various fees were waived. Had such waivers not occurred, the ratio of expenses to average net assets would have been 1.80% and the ratio of net investment loss to average net assets would have been (0.66)%, both of which include the Fund's proportionate share of income and expenses of the Portfolio.
(e) Annualized.
(f) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996 represents the portfolio turnover rate of the Portfolio.
(g) The average commission per share paid to brokers represents the amount paid to brokers on the purchase and sale of portfolio securities while the Fund was making investments directly in securities.

INVESTMENT OBJECTIVE

      The investment objective of the Fund is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital. It is, rather, appropriate for investors who can bear the special risks associated with investment in smaller capitalization companies.

      The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

      Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

      The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

      Under normal market conditions the Portfolio will seek to achieve its investment objective by investing at least 65% of its total assets in equity securities of United States-domiciled companies that at the time of purchase have market capitalizations of $1.5 billion or less. (Market capitalization means the market value of a company's outstanding stock.)

      In its investment approach, SCMI will identify securities of companies that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. SCMI's assessment of the competency of an issuer's management will be an important investment consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they could help the Portfolio attain its objective. These criteria can be changed by the Schroder Core Board, without shareholder approval.

      The Portfolio will invest principally in equity securities, namely, common stocks; securities convertible into common stocks; or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when SCMI believes that such investments are warranted to achieve the Portfolio's investment objective.

      The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. The Portfolio intends to invest no more than 5% of its total assets in unseasoned companies.

      Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, the Portfolio intends to invest no more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") (such securities are commonly known as "high yield/high risk" securities or "junk bonds"), and it will not invest in debt securities that are in default. Prices of high yield/high risk securities are generally more volatile than prices of higher rated securities; and junk bonds are generally deemed more vulnerable to default on interest and principal payments. It should be noted that even bonds rated Baa by Moody's or BBB by S&P are described by them as having speculative characteristics; changes in economic conditions or other circumstances are more likely to weaken the ability of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other agencies. See the SAI for information about the risks associated with investing in junk bonds.

      For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. See "Investment Policies" in the SAI for further information about these securities.





      The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.





      Common and Preferred Stock and Warrants. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company.

Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

      Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

      The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if more than 2% of its net assets would be invested in warrants not listed on a major U.S. stock exchange.

      Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Portfolio are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

      Illiquid and Restricted Securities. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold (pursuant to Rule 144A under the Securities Act of 1933, as amended) to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

      Loans of Portfolio Securities. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

      The Portfolio may lend its securities if it maintains collateral in a segregated account, and its liquid assets are equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

      Options and Futures Transactions. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the portfolio's securities or
(2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments the Portfolio is authorized to use have certain risks associated with them, including (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of SCMI to predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

      Short Sales Against-the-Box. The Portfolio may not sell securities short except in "short sales against-the-box." For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box;" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. Such short sales are subject to the limits described under "Fundamental Restrictions" above. See "Short Sales Against-the-Box" in the SAI for further details.

RISK CONSIDERATIONS

      Smaller Companies. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

      Unseasoned Issuers. Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.





MANAGEMENT OF THE FUND

               X Schroder Group Assets Under Management Worldwide
                  As of December 31, 1996 -- Over $130 Billion

                                [GRAPHIC OMITTED]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
  BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
              SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
              SCHRODER CAPITAL MANAGEMENT MANAGE OVER $24 BILLION.


Boards of Trustees


The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."





Investment Adviser and Portfolio Managers

      As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI will receive a monthly advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

      SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

      The investment management team of Fariba Talebi (a Vice President of the Trust and a Group Vice President of SCMI) and Ira Unschuld (a Vice President of the Trust and of SCMI) with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments and has so managed the Portfolio since its inception. Ms. Talebi and Mr. Unschuld have been employed by SCMI in the investment research and portfolio management areas since 1987 and 1990, respectively.

      The Fund began pursuing its investment objective through investment in the Portfolio on August 15, 1996. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information -- Fund Structure." Accordingly, the Trust has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, it will pay SCMI an advisory fee, payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets for the first $100 million of the Fund's average daily net assets; 0.40% up to $150 million of the Fund's average daily net assets; and 0.35% of the Fund's average daily net assets greater than $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as Schroder Core's Investment Advisory Contract with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract).


Administrative Services


      On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.25% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.

      Schroder Advisors and Forum provide similar services to the Portfolio. Schroder Advisors provides such services without compensation. The portfolio pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets for its sub-administration services.


Expenses


      SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 1.49% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may voluntarily waive all or a portion of their fees, from time to time.


Portfolio Transactions


      SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

      Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ (a) Schroder Wertheim & Company, Incorporated and its affiliates ("Schroder Wertheim"), affiliates of SCMI, to effect transactions of the Portfolio on the New York Stock Exchange and
(b) Schroder Securities Limited and its affiliates ("Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio, if any, on certain foreign securities exchanges. Because of the affiliation between SCMI and both Schroder Wertheim and Schroder Securities, the Portfolio's payment of commissions to them is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Wertheim or Schroder Securities, and in no event will either receive any brokerage in recognition of research services.

      Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

      Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to increase materially the brokerage commissions paid by the Portfolio. Brokerage commissions are not deemed to be Fund expenses.

Code of Ethics


      The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.




INVESTMENT IN THE FUND

Purchase of Shares


      Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries." Investments may also be made through service organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

      Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

      Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Smaller Companies Fund, to:

                  Schroder U.S. Smaller Companies Fund--Investor Shares P.O. Box 446
                  Portland, Maine 04112

      For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

      Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

                  Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Financial Corp.
                  Account. No.: 910-2-718187
                  Ref.: Schroder U.S. Smaller Companies Fund Investor Shares Account of: (shareholder name)
                  Account Number: (shareholder account number)

      The wire order must specify the name of the Fund, the shares' class (i.e., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern
Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

      The Fund's Transfer Agent establishes for each shareholder of record, an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

      The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and such checks will be canceled.

Retirement Plans and Individual Retirement Accounts



      Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.





      The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,500. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.


Statement of Intention


      Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in Investor Shares of the Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

      Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

      The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

Exchanges

      Shareholders may exchange Shares of the Fund for Shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

      An exchange is considered to be a sale of shares for federal income tax purposes on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the transfer agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.


Redemption of Shares


      Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

      By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

      Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

      If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

      Additional Redemption Information. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

      The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

      If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

      The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.


Net Asset Value


      The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

      Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.


DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund

      The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund do not have to pay federal income tax on that part of its income that is distributed to shareholders. The Fund intends to distribute substantially all of its income and therefore, intends not to be subject to federal income tax. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

      Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing, to receive dividends and other distributions in cash.

      After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

      Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.





      Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

      Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

         A
redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

      The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

      If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution includes a return of capital.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.


The Portfolio


      The Portfolio not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

      The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

Capitalization and Voting


      The Trust was organized as a Maryland corporation called Schroder Capital Funds, Inc. on July 30, 1969, and was reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate series, each of which has separate investment objectives and policies.

      The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

      Shares are fully paid, non-assessable and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund or the class of shares they hold, except as otherwise required by applicable law.

      There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, Schroder Nominees Limited may be deemed to have controlled the Fund for purposes of the 1940 Act.


Reports


      The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

Performance

      The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors.

Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

      Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

      Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.


Custodian and Transfer Agent


      The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


Shareholder Inquiries

      Inquiries about the Fund, including its past performance, should be directed to:

                  Schroder U.S. Smaller Companies Fund
                  P.O. Box 446
                  Portland, Maine 04112

      Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.


Service Organizations

      The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Fund Structure


      Classes of Shares. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

      The Portfolio. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.





      The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, there are two institutional investors in the Portfolio, the Fund and Norwest Advantage SmallCap Opportunities Fund. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

      The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

      The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

      Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in it. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.



s

      Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses, other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

      Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the
Portfolio: for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

      The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders the Fund.

      Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio but not any other portfolio of Schroder Core. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

Investment Adviser
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Administrator & Distributor
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019




Sub-Administrator
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101

Custodian
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York  11245


Transfer and Dividend Disbursing Agent
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

Independent Accountants
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents


PROSPECTUS SUMMARY........................................................
EXPENSES OF INVESTING
    IN THE FUND...........................................................
Fee Table.................................................................
Example...................................................................
FINANCIAL HIGHLIGHTS......................................................
INVESTMENT OBJECTIVE......................................................
INVESTMENT POLICIES.......................................................
RISK CONSIDERATIONS.......................................................
MANAGEMENT OF THE FUND....................................................
Boards of Trustees........................................................
Investment Adviser and Portfolio Managers.................................
Administrative Services...................................................
Expenses..................................................................
Portfolio Transactions....................................................
Code of Ethics............................................................
INVESTMENT IN THE FUND....................................................
Purchase of Shares........................................................
Retirement Plans and
    Individual Retirement Accounts........................................
Statement of Intention....................................................
Exchanges.................................................................
Redemption of Shares......................................................
Net Asset Value...........................................................
DIVIDENDS, DISTRIBUTIONS
    AND TAXES.............................................................
The Fund..................................................................
The Portfolio.............................................................
OTHER INFORMATION.........................................................
Capitalization and Voting.................................................
Reports...................................................................
Performance...............................................................
Custodian and Transfer Agent..............................................
Shareholder Inquires......................................................
Service Organizations.....................................................
Fund Structure............................................................

SCHRODER U.S. SMALLER COMPANIES FUND

Advisor Shares

This fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of companies domiciled in the United States that have market capitalizations of $1.5 billion or less. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Current income is incidental to the objective of capital appreciation.

         Schroders

     [GRAPHIC OMITTED]

 Your Window On The World

Schroder U.S. Smaller Companies Fund (the Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), which invests, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. See "Other Information -- Fund Structure."

This prospectus sets forth concisely the information you should know before investing and should be retained for further reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES OFFERED ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MARCH 1, 1997

PROSPECTUS SUMMARY

      This prospectus offers Advisor Class shares ("Advisor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

      Objective. Capital appreciation.





      Strategy. Invests at least 65% of its total assets in equity securities of companies domiciled in the United States that have market capitalizations, at the time of purchase, of $1.5 billion or less.

      Investment Adviser. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund - Investment Adviser and Portfolio Managers."

      Administrative Services. Schroder Fund Advisors Inc.

("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

      Purchases and Redemptions of Shares. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

      Dividends and Other Distributions. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

      Risk Considerations. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking to diversify their growth investments willing to accept the risks associated with investments in smaller companies. The Portfolio's policy of investing in smaller companies involves risks in addition to those normally associated with investments in equity securities of large capitalization companies. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

      The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        Please call for complete information and to obtain a prospectus.
             Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)
Schroder International Fund
Schroder Emerging Markets Fund--
   Institutional Portfolio
Schroder International Smaller Companies Fund
Schroder U.S. Smaller Companies Fund
Schroder U.S. Equity Fund
Schroder Series Trust (1-800-464-3108)
Schroder Equity Value Fund
Schroder Small Capitalization Value Fund
Schroder High Yield Income Fund
Schroder Investment Grade Income Fund
Schroder Short-Term Investment Fund

EXPENSES OF INVESTING IN THE FUND

Fee Table

      The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares. The Annual Fund Operating Expenses reflect projected fees, expenses and waivers for the current fiscal year.

Annual Fund Operating Expenses (as a percentage of average net assets)(1)
     Management Fees (2).................................................. 0.53%
     12b-1 Fees (3).......................................................  None
     Other Expenses....................................................... 1.21%
     Total Fund Operating Expenses (4).................................... 1.74%

      (1) Based on the Fund's expenses for the fiscal year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.

      (2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.

      (3) In the future, subject to the approval of the Trust's Board of Trustees, 12b-1 fees may be charged at an annual rate of up to 0.50%.
      (4) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 1.74% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund--Expenses." ." Without fee waivers, Management Fees and Total Operating Expenses would be 0.85% and 2.06%, respectively.

Example


      The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. The example should not be considered a representation of past or future expenses or returns; actual expenses or returns may vary from those shown. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

                         1 YEAR ..........................   $18
                         3 YEARS .........................   $55
                         5 YEARS .........................   $94
                        10 YEARS .........................  $205

FINANCIAL HIGHLIGHTS

      The financial highlights are presented below to assist you in evaluating per share performance of the Fund's Advisor Shares for the periods shown. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                    For the Years Ended              For the Period
                                                         October 31,               August 6, 1993 (b) -
                                                 1996(a)             1995         1994   October 31, 1993
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $15.14             $11.81       $10.99       $10.00
                                                 ------             ------       ------       ------
Investment Operations:
     Net Investment Loss                          (0.06)(c)          (0.04)       (0.07)       (0.02)
     Net Realized and Unrealized Gain on
       Investments                                 4.10               3.78         0.97         1.01
                                                 ------             ------       ------       ------
Total from Investment Operations                   4.04               3.74         0.90         0.99
                                                 ------             ------       ------       ------
Distributions from Net Realized Gain on
      Investments                                 (1.95)             (0.41)       (0.08)        --
                                                 ------             ------       ------       ------
Net Asset Value, End of Period                   $17.23             $15.14       $11.81       $10.99
                                                 ======             ======       ======       ======
Total Return                                      29.35%             32.84%        8.26%        9.90%
                                                 ======             ======       ======       ======
Ratios/Supplementary Data:



     Net Assets, End of Period (Thousands)       $13,743            $15,287      $13,324      $12,489
     Ratio of Expenses to Average Net Assets       1.49%(c)(d)        1.49%        1.45%        2.03%(e)
     Ratio of Net Investment Loss to Average
       Net Assets                                 (0.35%)(c)(d)      (0.30)%      (0.58)%      (0.99%)(e)
     Portfolio Turnover Rate(f)                   58.50%             92.68%       70.82%       12.58%
     Average Brokerage Commission Rate(g)        $0.0583               N/A          N/A          N/A



(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(b) Commencement of operations.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) During the year ended October 31, 1996, various fees were waived. Had such waivers not occurred, the ratio of expenses to average net assets would have been 1.80% and the ratio of net investment loss to average net assets would have been (0.66)%, both of which include the Fund's proportionate share of income and expenses of the Portfolio.
(e) Annualized.
(f) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996 represents the portfolio turnover rate of the Portfolio.
(g) The average commission per share paid to brokers represents the amount paid to brokers on the purchase and sale of portfolio securities while the Fund was making investments directly in securities.

INVESTMENT OBJECTIVE

      The investment objective of the Fund is capital appreciation. Current income will be incidental to the objective of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital. It is, rather, appropriate for investors who can bear the special risks associated with investment in smaller capitalization companies.

      The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and substantially similar policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

      Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

      The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

      Under normal market conditions the Portfolio will seek to achieve its investment objective by investing at least 65% of its total assets in equity securities of United States-domiciled companies that at the time of purchase have market capitalizations of $1.5 billion or less. (Market capitalization means the market value of a company's outstanding stock.)

      In its investment approach, SCMI will identify securities of companies that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. SCMI's assessment of the competency of an issuer's management will be an important investment consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they could help the Portfolio attain its objective. These criteria can be changed by the Schroder Core Board, without shareholder approval.

      The Portfolio will invest principally in equity securities, namely, common stocks; securities convertible into common stocks; or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when SCMI believes that such investments are warranted to achieve the Portfolio's investment objective.

      The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. The Portfolio intends to invest no more than 5% of its total assets in unseasoned issuers.

      Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, the Portfolio intends to invest no more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") (such securities are commonly known as "high yield/high risk" securities or "junk bonds"), and it will not invest in debt securities that are in default. Prices of high yield/high risk securities are generally more volatile than prices of higher rated securities; and junk bonds are generally deemed more vulnerable to default on interest and principal payments. It should be noted that even bonds rated Baa by Moody's or BBB by S&P are described by them as having speculative characteristics; changes in economic conditions or other circumstances are more likely to weaken the ability of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other agencies. See the SAI for information about the risks associated with investing in junk bonds.

      For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. See "Investment Policies" in the SAI for further information about these securities.

      The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.




      Common and Preferred Stock and Warrants. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments(which are expenses of the company). Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holdersmay require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.



      Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.


      The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. The Portfolio may not invest in warrants if, as a result, more than 5% of its net assets would be so invested or if more than 2% of its net assets would be invested in warrants not listed on a major U.S. stock exchange.

      Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase the m (at the Portfolio's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Portfolio are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

      Illiquid and Restricted Securities. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold(pursuant to Rule 144A under the Securities Act of 1933, as amended) to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

      Loans of Portfolio Securities. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total assetvalue. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

      The Portfolio may lend its securities if it maintains collateral in a segregated account, and its liquid assets are equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; in the event of a default by the borrower, the Portfolio will(if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

      Options and Futures Transactions. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the portfolio's securities or
(2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments the Portfolio is authorized to use have certain risks associated with them, including (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of SCMI to predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

      Short Sales Against-the-Box. The Portfolio may not sell securities short except in "short sales against-the-box." For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box;" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. S uch short sales are subject to the limits described under "Fundamental Restrictions" above. See "Short Sales Against-the-Box" in the SAI for further details.

RISK CONSIDERATIONS

      Smaller Companies. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

      Unseasoned Issuers. Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplaceand their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.




MANAGEMENT OF THE FUND

                Schroder Group Assets Under Management Worldwide
                  As of December 31, 1996 -- Over $130 Billion

                                 [MAP OF WORLD]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
  BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
              SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
              SCHRODER CAPITAL MANAGEMENT MANAGE OVER $24 BILLION.

Boards of Trustees

      The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading

"Management, Trustees and Officers."

Investment Adviser and Portfolio Managers

      As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administersits investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI will receive a monthly advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

      SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

      The investment management team of Fariba Talebi(a Vice President of the Trust and a Group Vice President of SCMI) and Ira Unschuld (a Vice President of the Trust and of SCMI) with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments and has so managed the Portfolio since its inception. Ms. Talebi and Mr. Unschuld have been employed by SCMI in the investment research and portfolio management areas since 1987 and 1990, respectively.


      The Fund began pursuing its investment objective through investment in the Portfolio on August 15, 1996. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information -- Fund Structure." Accordingly, the Trust has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, it will pay SCMI an advisory fee, payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets for the first $100 million of the Fund's average daily net assets; 0.40% up to $150 million of the Fund's average daily net assets; and 0.35% of the Fund's average daily net assets greater than $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as Schroder Core's Investment Advisory Contract with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract).


Administrative Services


      On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.25% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.




      Schroder Advisors and Forum provide similar services to the Portfolio. Schroder Advisors provides such services without compensation. The Portfolio pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio 's average daily net assets for its sub-administration services.


Distribution Plan and Shareholder Services Plan


      Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. The Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust on behalf of the Fund's Advisor Shares. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred in connection with the distribution of Advisor Shares. Payments under the Distribution Plan would be made monthly at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan until the Board so authorizes.

      Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses, (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors, (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to a particular Service Organization under the Distribution Plan will be calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

The Trust, on behalf of the Fund, has also adopted a shareholder service plan (the "Shareholder Service Plan"), pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services, (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (iv) arranging for the wiring of funds, (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, (vi) integrating periodic statements with other customer transactions and (vii) providing such other related services as the shareholder may request.

      The maximum amount payable under the Shareholder Service Plan to Schroder Advisors is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

      Payments to a particular Service Organization under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Expenses

      SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.74% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may voluntarily waive all or a portion of their fees, from time to time.


Portfolio Transactions


      SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

      Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ (a) Schroder Wertheim & Company, Incorporated and its affiliates ( "Schroder Wertheim"), affiliates of SCMI, to effect transactions of the Portfolio on the New York Stock Exchange and
(b) Schroder Securities Limited and its affiliates ("Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio, if any, on certain foreign securities exchanges. Because of the affiliation between SCMI and both Schroder Wertheim and Schroder Securities, the Portfolio's payment of commissions to them is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Wertheim or Schroder Securities, and in no event will either receive any brokerage in recognition of research services.

      Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.


      Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements(whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's , and would not be expected to increase materially the brokerage commissions paid by the Portfolio. Brokerage commissions are not deemed to be Fund expenses.


Code of Ethics


      The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.


INVESTMENT IN THE FUND

Purchase of Shares


      Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See"Other Information -- Shareholder Inquiries." Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

      Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimumfor an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

      Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Smaller Companies Fund, to:

                           Schroder U.S. Smaller Companies Fund--Advisor Shares P.O. Box 446
                           Portland, Maine 04112

         For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.


      Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

                  Chase Manhattan Bank
                  New York, NY
                  ABA No.: 021000021
                  For Credit To: Forum Financial Corp.

                  Account No.: 910-2-718187
                  Ref.: Schroder U.S. Smaller Companies Fund - Advisor Shares Account of: (shareholder name)
                  Account Number: (shareholder account number)

      The wire order must specify the name of the Fund, the shares' class (i.e., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. ( Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

      The Fund's Transfer Agent establishes for each shareholder of record, an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

      The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

Retirement Plans and Individual Retirement Accounts

      Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

      The Fund may be used as an investment vehicle for an IRAincluding SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,500. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover""rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

Exchanges

      Shareholders may exchange shares of the Fund for Shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

      An exchange is considered to be a sale of shares for Federal income tax purposes on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.


Redemption of Shares


      Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form.Redemption requests may be made between 9:00 a.m. and 6:00 p.m. ( Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

      By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing.

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

      Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

      If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates(or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

      Additional Redemption Information. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

      The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency(as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

      If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.


      The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.


      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.


Net Asset Value


      The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year"s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

      Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.


DIVIDENDS, DISTRIBUTIONS AND TAXES


The Fund

      The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income that is distributed to shareholders. The Fund intends to distribute substantially all of its income and therefore, intends not to be subject to federal income tax. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

      Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing, to receive dividends and other distributions in cash.

      After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

      Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.



      Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gainwill be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares . Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

      Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.


A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

      The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.


      If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution includes a return of capital.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.


The Portfolio


      The Portfolio is not be required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

      The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.


OTHER INFORMATION

Capitalization and Voting


      The Trust was organized as a Maryland corporation called Schroder Capital Funds, Inc. on July 30, 1969, and was reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate series, each of which has separate investment objectives and policies.

The Fund currently consists of two classes of

      Shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

      Shares are fully paid, non-assessable and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund or the class of shares they hold, except as otherwise required by applicable law.

      There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, Donaldson Lufkin & Jenrette and National Investors Service Corp. may be deemed to have controlled the Fund for purposes of the 1940 Act.

Reports

The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

Performance

      The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. TAverage annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment ofdividends but do not reflect deductions for administrative and management costs and expenses.


      Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.


Custodian and Transfer Agent


      The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.


Shareholder Inquiries

      Inquiries about the Fund, including its past performance, should be directed to:

                           Schroder U.S. Smaller Companies Fund
                           P.O. Box 446
                           Portland, Maine 04112

      Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.


Service Organizations

      The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


Fund Structure


      Classes of Shares. The Fund has two classes of shares, Investor Shares and Advisor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

      The Portfolio. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.




      The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, there are two institutional investors in the Portfolio, the Fund and Norwest Advantage Funds SmallCap Opportunities Fund. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

      The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

      The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

      Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in it. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.




      Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses, other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

      Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the
Portfolio: for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

      The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders the Fund.

         Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

Investment Adviser
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Administrator & Distributor
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019


Sub-Administrator
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine  04101

Custodian
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York  11245


Transfer and Dividend Disbursing Agent
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

Independent Accountants
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                               Table of Contents

PROSPECTUS SUMMARY.........................................
EXPENSES OF INVESTING
    IN THE FUND............................................
Fee Table..................................................
Example....................................................
FINANCIAL HIGHLIGHTS.......................................
INVESTMENT OBJECTIVE.......................................
INVESTMENT POLICIES........................................
RISK CONSIDERATIONS........................................
MANAGEMENT OF THE FUND.....................................
Boards of Trustees.........................................
Investment Adviser and Portfolio Managers..................
Administrative Services....................................
Distribution Plan and
    Shareholder Services Plan..............................
Expenses...................................................
Portfolio Transactions.....................................
Code of Ethics.............................................
INVESTMENT IN THE FUND.....................................
Purchase of Shares.........................................
Retirement Plans and
    Individual Retirement Accounts.........................
Exchanges..................................................
Redemption of Shares.......................................
Net Asset Value............................................
DIVIDENDS, DISTRIBUTIONS
    AND TAXES..............................................
The Fund...................................................
The Portfolio..............................................
OTHER INFORMATION..........................................
Capitalization and Voting..................................
Reports....................................................
Performance................................................
Custodian and Transfer Agent...............................
Shareholder Inquires.......................................
Service Organizations......................................
Fund Structure.............................................

SCHRODER U.S. EQUITY FUND

Investor Shares

This fund seeks growth of capital by investing substantially all of its assets in common stock and securities convertible into common stock. Income, while a factor in portfolio selection, is secondary to the principal objective of capital growth.

                  Schroders
         Your Window On The World

This prospectus sets forth concisely the information you should know before investing in Schroder U.S. Equity Fund (the "Fund") and should be retained for future reference. To learn more about the Fund, a series of Schroder Capital Funds (Delaware) (the "Trust"), you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this document or in other documents to which the Fund refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
MARCH 1, 1997

PROSPECTUS SUMMARY

      This prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

      The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

      Objective. Growth of capital. Income, while a factor in portfolio selection, is secondary to growth of capital.

      Strategy. Invests substantially all of its assets in the common stock and in securities convertible into the common stock of U.S. issuers.

      Investment Adviser. The Fund's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. See "Management of the Fund -- Investment Adviser and Portfolio Managers."

      Administrative Services. SCMI is also the administrator and distributor of the Fund. The Trust and SCMI have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"), through which Forum provides the Fund with management and administrative services other than those provided by SCMI. See "Management of the Fund -- Administrative Services."

      Purchases and Redemptions of Shares. You may purchase or redeem shares by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. See "Investment in the Fund -- Purchase of Shares" and "-- Redemption of Shares."

      Dividends and Other Distributions. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends or other distributions in cash. See "Dividends, Distributions and Taxes."

      Risk Considerations. There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value and total return will fluctuate with changes in the value of the securities in which the Fund invests. When you sell your shares, they may be worth more or less than what you paid for them. For further information see "Risk Considerations".

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        Please call for complete information and to obtain a prospectus.
             Please read the prospectus carefully before you invest.

                                     [LOGO]

   Schroder Capital Funds (Delaware) (1-800-290-9826)
   Schroder International Fund
   Schroder Emerging Markets Fund--
            Institutional Portfolio
   Schroder International Smaller Companies Fund
   Schroder U.S. Smaller Companies Fund
   Schroder U.S. Equity Fund

   Schroder Series Trust (1-800-464-3108)
   Schroder Equity Value Fund
   Schroder Small Capitalization Value Fund
   Schroder High Yield Income Fund
   Schroder Investment Grade Income Fund
   Schroder Short-Term Investment Fund

EXPENSES OF INVESTING IN THE FUND

Fee Table

     The table below is intended to help you understand the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares. The Annual Fund Operating Expenses have been restated to reflect projected fees, expenses and waivers for the current fiscal year.

Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees (after waivers) (1)(2).............................. 0.65%
     12b-1 Fees..........................................................  None
     Other Expenses...................................................... 0.83%
     Total Fund Operating Expenses (after waivers)(2).................... 1.48%

     (1) Management Fees reflect the fees paid by the Fund to SCMI and its affiliate for investment advisory and administrative services.
     (2) Without fee waivers, Management Fees and Total Operating Expenses would be 0 75% and 1.58%, respectively.


     SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 1.48% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund--Expenses."

Example

      The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. The example should not be considered a representation of past or future expenses or returns; actual expenses or returns may vary from those shown. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

                 1 YEAR------------------------------$15
                 3 YEARS-----------------------------$47
                 5 YEARS-----------------------------$81
                 10 YEARS----------------------------$177

FINANCIAL HIGHLIGHTS

      The financial highlights of the Fund are presented below to help you evaluate per share performance of Investor Shares for the periods shown. This information has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996 and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                                                   Year Ended October 31,
                       1996     1995     1994    1993    1992     1991    1990     1989    1988     1987
                       ----     ----     ----    ----    ----     ----    ----     ----    ----     ----
Net Asset Value,       9.41      8.52    11.28   10.51    9.56     7.05    8.35     7.49   10.15    12.55
                       ----      ----    -----   -----    ----     ----    ----     ----   -----    -----
  Beginning of year
Investment
  Operations:
  Net Investment       0.04      0.07     0.04    0.05    0.02     0.09    0.11     0.17    0.18     0.20
  Income
  Net Realized         1.62      1.33    (0.27)   1.86    1.61     2.57   (0.77)    1.30    0.28     0.18
   Income and
   Unrealized Gain
   (Loss) on
   Investments
Total From             1.66      1.40    (0.23)   1.91    1.63     2.66   (0.66)    1.47    0.46     0.38
  Investment
  Operations
Distributions
  from Net            (0.07)    (0.05)   (0.01)  (0.04)  (0.04)   (0.11)  (0.11)   (0.15)  (0.18)   (0.25)
   Investment Income
  from net Realized   (1.24)    (0.46)   (2.52)  (1.10)  (0.58)   --      (0.53)   (0.46)  (2.94)   (2.53)
   Capital Gains
  from Capital
   Paid-In            --        --       --      --      (0.06)   (0.04)  --       --      --       --
                    =======================================================================================
Total Distributions   (1.31)    (0.51)   (2.53)  (1.14)  (0.68)   (0.15)  (0.64)   (0.61)  (3.12)   (2.78)

Net Asset Value,      $9.76     $9.41    $8.52  $11.28  $10.51    $9.56   $7.05    $8.35   $7.49   $10.15
  End of Year
                    =======================================================================================

Total Return          19.45%    17.68%   (2.01)% 19.49%  17.74%   38.16%  (8.78)%  21.05%   7.74%    2.55%
                    =======================================================================================

Ratios/Supplementary Data:
  Net Assets, End    $17,187   19,688   18,483  21,865  19,882   20,234  18,290   23,838  25,569   29,749
   of Year
   (Thousands)
  Ratio of Expenses    1.40%(a)  1.40%    1.31%   1.18%   1.40%    1.39%   1.34%    1.49%   1.60%    1.30%
   to Average Net
   Assets
  Ratio of Net         0.43%(a)  0.78%    0.41%   0.51%   0.42%    1.30%   1.59%    1.99%   1.89%    1.60%
   Investment
   Income to
   Average Net
   Assets
  Portfolio           56.8%     57.21%   27.43%  57.78%  31.33%   29.98%  28.31%   40.35%  18.42%   43.11%
   Turnover Rate
 Average brokerage
  commission rate (b) $0.0599    N/A      N/A     N/A      N/A      N/A     N/A      N/A     N/A     N/A

(a) During the year ended October 31, 1996, the investment adviser waived a portion of its fee. Had such waiver not occurred, the ratio of expenses to average net assets would have been 1.43% and the ratio of net investment income to average net assets would have been 0.40%.
(b) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

INVESTMENT OBJECTIVE


      The primary investment objective of the Fund is to seek growth of capital. Income, while a factor in portfolio selection, is secondary to the principal objective. The Fund is not intended for investors whose objective is assured income or preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

      The Fund in the future may seek to achieve its investment objective by holding, as its only investment securities, the securities of another investment company having identical investment objectives and policies as the Fund (in accordance with the provisions of the 1940 Act or any orders, rules or regulations thereunder adopted by the Securities and Exchange Commission).

INVESTMENT POLICIES

      The investment objective, and the investment policies of the Fund that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Unless otherwise indicated, all investment policies of the Portfolio are not fundamental and may be changed by the Schroder Core Board without shareholder approval.

      The Fund will seek to achieve its investment objective by investing substantially all of its assets in the common stock and securities convertible into the common stock of U.S. issuers. As part of this policy, the Fund may also invest in other securities with common stock purchase warrants attached, in such warrants themselves, or in other rights to purchase common stock.

      The Fund may also invest up to 15% of its assets in investment grade non-convertible preferred securities and non-convertible debt securities when management believes that they will yield greater returns than U.S. Government securities or bank certificates of deposit.



      The Fund will generally purchase securities that SCMI believes have potential for capital appreciation. Securities will generally be sold when the Fund believes that such potential no longer exists or the risk of market-price decline is too great.

      For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's or the equivalent thereof); preferred stock; U.S. Government securities; or bank certificates of deposit. Management may pursue a temporary defensive strategy when it believes that the market appears relatively fully priced or when uncertain economic conditions make assuming a temporary defensive position advisable.

      The Fund may also invest temporarily in certain short-term fixed income securities. Such securities (which may include U.S. Government securities, commercial paper, bank certificates of deposit and bankers' acceptances, and repurchase agreements collateralized by these securities) may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions or other Fund obligations. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

      The Fund may from time to time acquire securities that are subject to legal or contractual restrictions on resale. The risk involved is that a considerable delay might occur between the time a decision is made to sell such securities and the time the Fund is permitted to sell all or part of such securities (publicly under a registration statement or an exemption from registration, or privately to a suitable purchaser). That delay could lower the price the Fund obtains for the securities and, in a registration, the Fund could be required to pay registration expenses.

      The Fund is authorized to borrow money from a bank on its promissory note or other evidence of indebtedness. Monies borrowed would be invested and any appreciation thereon (to the extent it exceeded interest paid on the loan) would increase the net asset value of Fund shares.

If, however, the investment performance of additional monies failed to cover the Fund's interest charges, the net asset value would decrease faster than would otherwise be the case. This is the speculative feature known as "leverage".


      The Fund's authority to borrow is subject to limitations. Any borrowing
(i) cannot exceed one-third of the value of the Fund's total assets after the borrowing, (ii) if at any time it exceeded the one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce its borrowings to the limitation, and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with these limitations, the Fund might be required to dispose of certain of its assets when it might be disadvantageous to do so. The Fund has not borrowed for investment or any other purpose during the last ten years and, as a non-fundamental policy, has no current intention of borrowing for investment in the future.

      The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective. Current holdings and recent investment strategies are described in the Fund's Annual and Semi-Annual Reports.

      Common and Preferred Stock and Warrants. The Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company: upon liquidation of the company they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Fund may be traded in the over-the counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a security to meet withdrawals by interest holders may require the Fund to sell these securities at a discount from market prices

; to sell during periods when disposition is not desirable; or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

      The Fund may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

      Repurchase Agreements. The Fund may invest in repurchase agreements, which are a means of investing monies for a short period: a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Fund and agrees to repurchase them (at the Fund's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Fund are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Fund's custodian bank holds the securities until they are repurchased. If the seller defaults under a repurchase agreement, the Fund may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Fund enters into repurchase agreements.

         Illiquid and Restricted Securities. As a non-fundamental policy, the Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Fund and the portion of its assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers (pursuant to Rule 144A under the Securities Act of 1933, as amended). If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Trust Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Fund's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

MANAGEMENT OF THE FUND

                Schroder Group Assets Under Management Worldwide
                  As of December 31, 1996 -- Over $130 Billion


                                     [LOGO]

     The Schroder Investment Management Group investment and representative offices worldwide include New York, London, Boston, Zurich, Warsaw, Tokyo,
 Hong Kong, Beijing, Shanghai, Taipei, Seoul, Bangkok, Kuala Lumpur, Singapore,
          Jakarta, Sydney, Buenos Aires, Sao Paulo, Bogota and Caracas.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
              SCHRODER CAPITAL MANAGEMENT MANAGE OVER $24 BILLION.

Board of Trustees

      The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust (the "Trust Board"). The Trustees are Peter
E. Guernsey, John I. Howell, Clarence F. Michalis, Hermann C. Schwab and Mark J. Smith. Additional information regarding the trustees and executive officers of the Trust may be found in the SAI under the heading "Management, Trustees and Officers."





Investment Adviser and Portfolio Managers

      As investment adviser to the Fund, SCMI manages the Fund and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Fund's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and the Trust provides that SCMI will receive a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets for the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million. For the fiscal year ended October 31, 1996, the total advisory fees paid by the Fund to SCMI represented an annual effective rate of 0.75% of the Fund's average daily net assets.

      SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

      Paul Morris, a Vice President of the Trust and a Senior Vice President of SCMI, with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Fund's investments and has so managed the Fund since February 1997. Mr. Morris has been employed by SCMI in the investment research and portfolio management areas since ____.

Administrative Services

      Through its investment advisory contract with the Fund, SCMI provides administrative services to the Fund. The Trust and SCMI have entered into a sub-administration agreement with Forum. Pursuant to these agreements, Forum provides certain additional management and administrative services necessary for the Fund's operations. Payment for Forum's services is made by SCMI and is not a separate expense of the Fund.

Expenses

      SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 1.43% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis.

Portfolio Transactions

      SCMI places orders for the purchase and sale of the Fund's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Fund may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

      Subject to the Fund's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Wertheim & Company, Incorporated and its affiliates ("Schroder Wertheim"), affiliates of SCMI, to effect transactions of the Fund on the New York Stock Exchange. Because of the affiliation between SCMI and Schroder Wertheim, the Fund's payment of commissions to Schroder Wertheim is subject to procedures adopted by the Board designed to ensure that such commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Fund's brokerage will be directed to Schroder Wertheim and in no event will Schroder Wertheim receive any brokerage in recognition of research services.

      Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trust Board may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute transactions for the Fund.

      Although the Fund does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Fund's portfolio transactions would agree to pay designated expenses of the Fund if brokerage commissions generated by the Fund reached certain levels) might reduce the Fund's expenses and would not be expected to increase materially the brokerage commissions paid by the Fund. Brokerage commissions are not deemed to be Fund expenses.

Code of Ethics

      The Trust, SCMI and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.



INVESTMENT IN THE FUND

Purchase of Shares

      Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). (See "Other Information -- Shareholder Inquires".) Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Such Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

      Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

      Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Equity Fund, to:

                           Schroder U.S. Equity Fund
                           P.O. Box 446
                           Portland, Maine 04112

      For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.


      Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:


                           Chase Manhattan Bank
                           New York, NY
                           ABA No.: 021000021
                           For Credit To: Forum Financial Corp.
                           Acct. No.: 910-2-718187
                           Ref.: Schroder U.S. Equity Fund - Investor Shares Account of: (shareholder name)
                           Account Number: (shareholder account number)

      The wire order must specify the name of the Fund, the shares' class (i.e., Investor) the account name and number, address, confirmation number, amount to be wired, name of the wiring bank

, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account can become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

      The Fund's Transfer Agent, as the shareholder's agent, establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and capital gain distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

      The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and capital gains will be reinvested. In addition, the amount of any outstanding checks for dividends and capital gains that have been returned to the Transfer Agent will be reinvested and such checks will be canceled.

Retirement Plans and Individual Retirement Accounts




      Shares of the Fund are offered in connection with tax-deferred retirement plans. Applications forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

      The Fund may be used as an investment vehicle for an

IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,500. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.




Statements of Intention

      Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in Investor Shares of the Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

      Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

      The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

Exchanges

      Shareholders may exchange shares of the Fund for shares of any other series of Schroder Capital Funds (Delaware) so long as they maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

      For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling FFC at (800) 811-8258 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of Schroder Capital Funds (Delaware) may legally be sold, and may be amended or terminated at any time upon sixty (60) days' notice.

Redemption of Shares

      Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

         By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that such instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

         Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

         If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

      Additional Redemption Information. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

      The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

         If the Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash, in conformity with applicable rules of the SEC. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information -- Redemption in Kind" in the SAI. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

      Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $10,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $10,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $10,000.

Net Asset Value

      The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

      Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board.


DIVIDENDS, DISTRIBUTIONS AND TAXES


      The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By so doing, the Fund will be relieved of Federal income tax on that part of its investment company taxable income that is distributed to shareholders (consisting generally of its share of the Portfolio's net investment income, net short-term capital gain, and gain from certain foreign currency transactions); and that part of its net long-term capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its investment company taxable income and its net realized long-term capital gain at least annually and, therefore, intends not to be subject to Federal income tax. The Fund also may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain. There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments. Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing, to receive distributions in cash.

      Dividends paid by the Fund out of its net investment income (including net realized short-term capital gain) are taxable to shareholders of the Fund as ordinary income even if the dividends are reinvested in additional shares of the Fund. Distributions of net realized long-term capital gain, if any, are taxable to shareholders of the Fund as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. If a shareholder holds shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of the shares during that six-month period would be a long-term capital loss to the extent of the distribution.

      After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

      It is expected that a portion of the Fund's dividends from net investment income will be eligible for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during the Fund's fiscal year. To the extent the Fund invests in the securities of domestic issuers, the dividends to shareholders of the Fund may qualify for the dividends received deduction for corporations.

      Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of 12b-1 fees and other compensation payable to Service Organizations for distribution assistance and shareholder servicing for the Advisor Shares.

      The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any shareholder who does not furnish the Fund with a correct taxpayer identification number; who fails to make required certifications; or who is subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.


OTHER INFORMATION

Capitalization and Voting


      The Trust was organized as a Maryland corporation ("Schroder Capital Funds, Inc.") on July 30, 1969 and on January 9, 1996 was reorganized as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate series, each of which has separate investment objectives and policies. The Fund currently consists of two classes of Shares.

      Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable, and have no preemptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund and class of shares they hold, except as otherwise required by applicable law.

      There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, Schroder Nominees Limited may be deemed to have controlled the Fund for purposes of the 1940 Act.


Reports


      The Trust sends to each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

Performance

      The Fund may include quotations of its average annual total return, cumulative total return and other non-standard performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

      Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

      Performance information for the Fund represents only past performance: performance should be considered in light of the Fund's investment objective and policies and the market conditions during the measured time period and should not be considered a representation of what may be achieved in the future. For a description of the methods used to determine total return and other performance measures for the Fund, please see the SAI.


Custodian and Transfer Agent




      The Chase Manhattan Bank, N.A. is custodian of the Fund's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

Shareholder Inquiries

      Inquiries about the Fund, including its past performance, should be directed to:

                           Schroder U.S. Equity Fund
                           P.O. Box 446
                           Portland, Maine 04112

      Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

Service Organizations

      The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Fund Structure

      Classes of Shares. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

Investment Adviser
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Administrator & Distributor
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

Sub-Administrator
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine  04101

Custodian
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York  11245

Transfer and Dividend Disbursing Agent
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112

Independent Accountants
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents

PROSPECTUS SUMMARY.......................................
EXPENSES OF INVESTING
    IN THE FUND..........................................
Fee Table................................................
Example..................................................
FINANCIAL HIGHLIGHTS.....................................
INVESTMENT OBJECTIVE.....................................
INVESTMENT POLICIES......................................
MANAGEMENT OF THE FUND...................................
Boards of Trustees.......................................
Investment Adviser and Portfolio Managers................
Administrative Services..................................
Expenses.................................................
Portfolio Transactions...................................
Code of Ethics...........................................
INVESTMENT IN THE FUND...................................
Purchase of Shares.......................................
Retirement Plans and Individual
  Retirement Accounts....................................
Statements of Intention..................................
Exchanges................................................
Redemption of Shares.....................................
Net Asset Value..........................................
DIVIDENDS, DISTRIBUTIONS
  AND TAXES..............................................
OTHER INFORMATION........................................
Capitalization and Voting................................
Reports..................................................
Performance..............................................
Custodian and Transfer Agent.............................
Shareholder Inquires.....................................
Service Organizations....................................
Fund Structure...........................................

                           SCHRODER INTERNATIONAL FUND

                       Statement of Additional Information
                                  March 1, 1997

                                [GRAPHIC OMITTED]

Investment Advisor

            Schroder Capital Management International Inc. ("SCMI")

Administrator and Distributor
Schroder Fund Advisors, Inc. ("Schroder Advisors")

Sub-Administrator
Forum Administrative Services, Limited Liability Company ("Forum")

Transfer Agent and Dividend Disbursing Agent
Forum Financial Corp. ("FFC")

General Information:                (207) 879-8903
Account Information:                (800) 344-8332
Fax:                                (207) 879-6206

Investor Shares of Schroder International Fund ("the Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund are offered to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur more expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the current Prospectus for the Fund dated March 1, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.

         TABLE OF CONTENTS                                                  PAGE

         Introduction..........................................................
         Investment Policies...................................................
         Foreign Securities....................................................
         Depository Receipts...................................................
         Use of Forward Contracts in Foreign
           Exchange Transactions...............................................
         U.S. Government Securities............................................
         Bank Obligations......................................................
         Short-Term Debt Securities............................................
         Repurchase Agreements.................................................
         Investment Restrictions...............................................
         Management
         Officers and Trustees.................................................
         Investment Adviser....................................................
         Administrative Services...............................................
         Distribution of Fund Shares...........................................
         Service Organizations.................................................
         Portfolio Accounting..................................................
         Fees and Expenses.....................................................
         Portfolio Transactions
         Investment Decisions..................................................
         Brokerage and Research Services.......................................
         Additional Purchase and Redemption Information
         Redemption in Kind....................................................
         Taxation .............................................................
         Other Information
         Organization..........................................................
         Capitalization and Voting.............................................
         Principal Shareholders................................................
         Custody of Fund Assets................................................
         Transfer Agent and Dividend Disbursing Agent..........................
         Performance Information...............................................
         Independent Accountants...............................................
         Counsel  .............................................................
         Registration Statement................................................

         Financial Statements..................................................
         Appendix..............................................................

INTRODUCTION

Schroder International Fund (the "Fund") is a diversified, separately-managed series of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company consisting of eight separate portfolios, each of which has different investment objectives and policies.

The Fund's investment objective is capital appreciation through investment in securities markets outside the United States. Investments in foreign securities involve certain risks not associated with domestic investing, and there can be no assurance that the Fund's objective will be achieved. The Fund currently seeks to achieve its investment objective by holding, as its only investment securities, the securities of International Equity Fund (the "Portfolio"), a separate series of Schroder Capital Funds ("Schroder Core").

The Fund was originally organized in 1985 as a separate portfolio of Fund Source ("Fund Source"), a Massachusetts business trust. Pursuant to a reorganization (the "Reorganization") which became effective August 1, 1989, all assets and liabilities of such series were transferred to the Trust in exchange for shares of common stock of the Trust classified as the "Schroder International Equity Fund." Such shares were distributed to the former shareholders of such series of Fund Source and it thereby became a portfolio of the Trust. References in this SAI to the Fund with respect to periods prior to the effective date of the Reorganization mean as it was constituted as a portfolio of Fund Source.


INVESTMENT POLICIES

Introduction


The following information supplements the "Investment Objectives" and "Investment Policies" sections of the Prospectus. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. Since the Fund has the same investment objective and policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only.

The Portfolio will normally invest at least 65% of its total assets in equity securities (including common and preferred stock, convertible securities, depository receipts, and warrants or rights to purchase such equity securities) of companies domiciled outside the United States. Investments also may be made in debt obligations of foreign governments, corporations and international or supranational organizations (and their agencies or instrumentalities).


For temporary defensive purposes, to accumulate cash for investments, or to meet anticipated redemptions, the Portfolio may invest in (or enter into repurchase agreements with banks and broker dealers with respect to) short-term debt securities, including Treasury bills and other U.S. Government securities, and certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash and time deposits in foreign banks, denominated in any major foreign currency.

In anticipation of foreign exchange requirements and to avoid losses due to adverse movements in foreign currency exchange rates, the Portfolio also may enter into forward contracts to purchase and sell foreign currencies.

Foreign Securities


Investment in the securities of non-U.S. issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. There may be less publicly available information about foreign issuers than is available for U.S. issuers, and foreign auditing, accounting and financial reporting practices may differ from U.S. practices. Foreign securities markets may be less active than U.S. markets and trading may be thin: as a result foreign securities prices may be more volatile. The Portfolio's investment adviser, Schroder Capital Management International Inc. ("SCMI" or "Adviser") will, in general, invest only in securities of companies and governments of countries which, in its judgment, are both politically and economically stable. Nevertheless, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on the repatriation of foreign capital and changes in foreign governmental attitudes toward private investment, possibly leading to nationalization, increased taxation, or confiscation of Portfolio assets.

Depository Receipts

Investments in securities of foreign issuers may on occasion be in the form of sponsored or unsponsored American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"), or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued in the United States by a bank or trust company, evidencing ownership of the underlying securities. EDRs are typically issued in Europe under a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Use of Forward Contracts in Foreign Exchange Transactions


To protect or "hedge" against adverse movements in foreign currency exchange rates, the Portfolio may invest in forward contracts to purchase or sell an agreed-upon amount of a specified currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Such contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the currency sold, they expose the Portfolio to the risk that the counterparty is unable to perform and they tend to limit gain that might result from an increase in the value of the currency during the contract period.


U.S. Government Securities


The Portfolio may invest in obligations issued or guaranteed by the U.S. Government (or its agencies or instrumentalities) that have remaining maturaties not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities have been established or sponsored by the U.S. Government and include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the U.S. Government.


Bank Obligations


The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) whose total assets at the time of purchase exceed $1 billion. Such banks must be members of the Federal Deposit Insurance.

The Portfolio also may invest in certificates of deposit issued by foreign banks, denominated in any major foreign currency. The Portfolio will invest in instruments issued by foreign banks that, in the view of SCMI and Trustees of Schroder Core, are of of comparable credit-worthiness and financial stature to U.S. banks used by the Portfolio.


A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Short-Term Debt Securities

The Portfolio may invest in commercial paper -- short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio for temporary defensive purposes consists of direct obligations of domestic issuers that at the time of investment are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper ratings assigned by S&P.


Repurchase Agreements


The Portfolio may invest in securities subject to repurchase agreements, with U.S. banks or broker-dealers, that mature in seven days or less. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of banks and dealers with which the Portfolio enters into repurchase agreements.


INVESTMENT RESTRICTIONS


The following investment restrictions restate or are in addition to those described under "Investment Restrictions" and "Investment Policies" in the Prospectus. Under the following restrictions -- which unless otherwise indicated may not be changed without the approval of the holders of a majority of the Portfolio's outstanding shares -- the Portfolio will not:

(a) Invest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities;

(b)      Purchase more than 10% of the voting securities of any one issuer;

(c) Invest more than 10% of its assets in "illiquid securities" (Securities that cannot be disposed of within seven days at their then current value). For purposes of this limitation, "illiquid securities" includes, except in those circumstances described below, (i) "restricted securities", which are securities that cannot be resold to the public without registration under Federal securities law, and (ii) securities of issuers (together with all predecessors) having a record of less than three years of continuous operation;

(d) Invest 25% or more of the value of its total assets in any one industry;

(e) Borrow money, except from banks for temporary emergency purposes, and then only in an amount not exceeding 5% of the value of the total assets of the Portfolio;

(f) Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of its total assets;

(g)      Purchase securities on margin or sell short;

(h)      Make investments for the purpose of exercising control or management;

(i) Purchase or sell real estate (provided that the Portfolio may invest in securities issued by companies that invest in real estate or interests therein);

(j) Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan);

(k) Invest in commodities; commodity contracts other than foreign currency forward contracts; or oil, gas and other mineral resource, lease, or arbitrage transactions.

(l) Write, purchase or sell options, puts, calls, straddles, spreads, or combinations thereof.

(m) Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws);

(n) Invest in warrants, valued at the lower of cost or market, to more than 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

(o) As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Company or SCMI individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer; and

(p) Purchase more than 3% of the outstanding securities of any closed-end investment company. (Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(a)(i), (ii) and (iii) of the Investment Company Act of the 1940 Act.)

As a non-fundamental policy, the Portfolio will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by SCMI pursuant to guidelines adopted by the Schroder Core Board. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.


MANAGEMENT

Officers and Trustees


The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Each of these individuals currently serves in the same capacity for Schroder Core.

Peter E. Guernsey, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

Ralph E. Hansmann (Honorary), 40 Wall Street, New York, New York - Honorary Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

John I. Howell, 7 Riverside Road, Greenwich, Connecticut - Trustee of the Trust
- Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.




Clarence F. Michalis, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

Hermann C. Schwab, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

Mark J. Smith(a) (b), 33 Gutter Lane, London, England - a Vice President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors since 1989.


Robert G. Davy, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.


Margaret H. Douglas-Hamilton(b) (c), 787 Seventh Avenue, New York, New York - Secretary of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisers since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

Richard R. Foulkes, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

David I. Goldstein, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

Barbara Gottlieb(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

Robert Jackowitz(b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisers since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

John Y. Keffer, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

Jane P. Lucas, (c) 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

Gerardo Machado, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

Catherine A. Mazza, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

Thomas G. Sheehan, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

Fariba Talebi, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

John A. Troiano(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

Ira L. Unschuld, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.



(a)      Interested Trustee of the Trust within the meaning of the 1940 Act.

(b) Schroder Fund Advisors, Inc. ("Schroder Advisors") is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned U.S. subsidiary of Schroders plc.


(c) Schroder Capital Management Inc. ("SCM") is a wholly-owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly-owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly-owned U.S. subsidiary of Schroders plc.


Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.


The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.


Name of Trustee                           Aggregate            Pension or     Estimated Annual    Total Compensation
                                  Compensation From   Retirement Benefits        Benefits Upon   From Trust And Fund
                                              Trust    Accrued As Part of           Retirement       Complex Paid To
                                                           Trust Expenses                                   Trustees
--------------------------------------------------------------------------------------------------------------------


Mr. Guernsey                                 $1,750                    $0                   $0                $1,750
Mr. Hansmann                                  1,375                     0                    0                 1,375
Mr. Howell                                    1,750                     0                    0                 1,750
Mr. Michalis                                  1,750                     0                    0                 1,750
Mr. Schwab                                    3,000                     0                    0                 3,000
Mr. Smith                                         0                     0                    0                     0

As of February 15, 1997 the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

Although the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize U.S. civil judgment against them. Civil remedies and criminal penalties under U.S. Federal securities laws may be unenforceable in the U.K Extradition treaties now in effect between the U.S. and the United Kingdom might not subject such persons to effective enforcement of the criminal penalties of such acts.

Investment Adviser


SCMI, 787 Seventh Avenue, New York, New York, 10019, serves as Adviser to the Portfolio pursuant to an Investment Advisory Contract between the Trust and SCMI. SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

Pursuant to the Investment Advisory Contract, SCMI is responsible for managing the investment and reinvestment of the Fund's assets included and for continuously reviewing, supervising and administering its investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers it selects . SCMI also furnishes to the Board which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.


Under the terms of the Investment Advisory Contract, SCMI is required to manage the Fund's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material information that may be in its possession or in the possession of its affiliates.


The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trusts and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.

The Fund pays SCMI for its services a fee of 0.45% of its average daily net assets for the first $100 million of The Fund's net such assets, 0.40% of the next $150 million of average daily assets, and 0.35% of the Fund's average daily net assets in excess of $250 million. For the fiscal years ended October 31, 1994, 1995 and 1996, SCMI received advisory fees of $1,665,176, $893,082 and
$_______________, respectively.


The Fund currently invests all of its assets in the Portfolio. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund retains SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment.


The investment advisory contract between Schroder Core and SCMI with respect to the Portfolio is the same in all material respects as the Fund's Investment Advisory Contract (except as to the parties, the circumstances under which fees will be paid, the jurisdiction whose laws govern the agreement and fees payable thereunder). For its investment advisory services under the Investment Advisory Contract with respect to the Portfolio, SCMI receives an advisory fee of 0.45% of the Portfolio's average daily net assets.


Administrative Services

On behalf of the Fund, the Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019. The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to their agreements,

Schroder Advisors and Forum provide management and administrative services other than those provided by SCMI including: (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission [and state securities commissions] and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.

For these services, Schroder Advisors receives from the Fund a fee, payable monthly, at the annual rate of 0.20% of the Fund's average daily net assets. For the fiscal years ended October 31, 1994, 1995 and 1996, Schroder Advisors received administrative fees of $832,588; $446,541; and $434,804 respectively. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund.

The Administrative Services Contract and Sub-Administration Agreement are terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust (As defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administrative Services Contract or Sub-Administration Agreement, upon not more than 60 days' written notice to Schroder Advisors or Forum, as appropriate, or by vote of the holders of a majority of the shares of the Fund, or upon 60 days' notice by Schroder Advisors or Forum. The Administrative Services Contract will terminate automatically in the event of its assignment.


The Sub-Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board, Schroder Advisors and the Adviser upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and Schroder Advisors, and the Adviser, as appropriate.


Schroder Advisors and Forum provide similar services to the Portfolio pursuant to administrative services agreements between Schroder Core and each of these entities, for which Schroder Advisors and Forum are separately compensated at an annual rate of 0.075% of the average daily net assets of the Portfolio. The fees paid by the Fund to SCMI and Schroder Advisors therefore may equal up to 0.80% of the Fund's average daily net assets. The administrative services agreements are the same in all material respects as the Fund's respective agreements (except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder and the jurisdiction whose laws govern the agreement).


Distribution of Fund Shares


Under a Distribution Plan (the "Plan") adopted by the Fund, the Trust will pay directly or will reimburse the Adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the Adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for the sum of (a) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail, (b) costs of printing prospectuses and other materials to be given or sent to prospective investors, (c) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Fund shares, and (d) payments to broker-dealers (other than the Distributor) or other organizations (other than banks) for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. The Fund will make no payments or reimbursements under the Distribution Plan until the Board specifically further so authorizes. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expense of sales staff responsible for marketing shares of the Fund may be allocated among various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the portfolios of the Trust. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Board and by the Trustees who are not "interested persons" of the Trust and who have direct or indirect financial interest in the operation of the Plan or in any related agreement (by vote cast in person at a meeting called for the purpose of considering such amendments). The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board and by the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan (by vote cast in person at a meeting called for the purpose of voting on the Plan). The Fund Investor Shares will make no payments under the Distribution Plan until the Board specifically so authorizes. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.


Schroder Advisors acts as Distributor of the Fund's shares.


During the fiscal year ended October 31, 1996, the Fund spent, pursuant to the Plan the following amounts on:




                                                                          Period Ended
                                                                           October 31
                                                                     1996               1995
                                                                     -----              ----
         advertising                                                 $ -0-              $ -0-

         printing and mailing of prospectuses to other than          $ -0-              $ -0-
           current shareholders

         compensation to underwriters                                $ -0-              $ -0-

         compensation to dealers                                     $ -0-              $ -0-

         compensation to sales personnel                             $ -0-              $ -0-

         interest, carrying, or other financing charges              $ -0-              $ -0-


Service Organizations


The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund may pay fees (which will vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. Services provided by Service Organization may include: providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; providing periodic statements of client's account balances and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemption of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund will make no such payments to service organizations until the Board specifically so authorizes.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.


The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Portfolio Accounting


Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement (or interested persons of any such party) at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains the books and records of the Fund, on behalf of the Trust, that are required to be maintained under the 1940 Act; calculates the net asset value per share of the Fund, calculates dividends and capital gain distributions; and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services to the fund, FFC receives from the Trust a fee of $36,000 per year plus, $12,000 per year for each class of the Fund above one,. FFC is paid an additional $24,000 per year with respect to global and international funds. FFC is also paid an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset backed securities funds, that have more than 100 security positions or funds that have a monthly portfolio turnover rate of 10% or greater.


FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FFC and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

FFC assumed responsibility for fund accounting on August 15, 1994. Previously, these services were performed by SCMI. For the fiscal years ended October 31, 1994 ; October 31, 1995; and October 31, 1996 1996, the Fund paid fund accounting fees of $114,325; $72,000; and $12,000 respectively.


Fees and Expenses

As compensation for the advisory, administrative and management services rendered to the Fund, SCMI and Schroder Advisors each earn (before waivers) monthly fees at the following annual rates:

                                                        Fee Rate
   Portion of average daily value         Advisory               Administrative
      of the Fund's net assets              Fee                       Fee
   ------------------------------         --------                    ---
                100%                        0.45%                     0.35%


SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund. This undertaking is designed to limit Fund expenses (including all fees to be paid to SCMI and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) to 0.99 of the Fund's daily net assets. [This expense limitation may only be withdrawn by a majority vote of the Trustees of the Trust who are not "interested persons" of the trust.] If expense reimbursements are required, they will be made on a monthly basis: SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors will reimburse the Fund for the remaining one-fifth. This undertaking to reimburse expenses supplements any applicable state expense limitation. For the fiscal year ended October 31, 1996, the Fund's expenses were [0.99]% of its average net assets. Without expenses, reimbursements and fee waivers, Management Fees, Other Expenses and Total Operating Expenses for the fiscal year ended October 31, 1996 would be [0.75]%, [0.29]%, and [1.04]%, respectively, except for the expenses paid by SCMI or Schroder Advisors, the Fund bears all costs of its operations.


PORTFOLIO TRANSACTIONS

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made to achieve their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved and a particular security may be bought or sold for certain clients and not bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


Brokerage and Research Services


Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of transactions. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Since most brokerage transactions for the Fund will be placed with foreign broker-dealers, certain portfolio transaction costs for the Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. For the years ended October 31, 1994, 1995, and 1996, the Fund paid a total of $653,234; $584,429; and $756,181 respectively, in brokerage commissions.

The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCM believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI, considers all factors it deems relevant (including price, size of transaction, the nature of the market for the security, amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealers involved and the quality of service rendered by the broker-dealers in other transactions).

It has for many years been a common practice in the investment advisory business as conducted in certain countries, including the United States, for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), SCMI may cause the Fund to pay a broker-dealer which provides with "brokerage and research services" (as defined in the Act) to SCMI an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Trust Board has authorized SCMI to employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of the Fund on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Securities will in SCMI's judgment be (i) at least as favorable as commissions contemporaneously charged by Schroder Securities on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those that would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board, including a majority of the Trustees who are not interested persons, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Securities by the Fund satisfy the foregoing standards. The Board will review all transactions at least quarterly for compliance with these procedures.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Securities and will not direct brokerage to Schroder Securities in recognition of research services. The Fund paid no commissions to Schroder Securities in the Fund's fiscal years ended October 31, 1994, 1995 or 1996. For the fiscal year ended October 31, 1995 and 1996, the Fund paid $1,829 and $________, respectively in brokerage commissions to Schroder, Munchmeyer, Hengst & Co., an affiliate of Schroder Securities Limited, representing [0.003]% of the Fund's aggregate brokerage commissions and [0.005]% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. [For the fiscal year ended October 31, 1996, the Fund paid $[1,829] in brokerage commissions to Schroder, Munchmeyer, Hengst & Co., an affiliate of Schroder Securities Limited, these commissions represent [0.003]% of the Fund's aggregate brokerage commissions and [0.005]% and _____% of the Fund's aggregate dollar amount of transactions involving the payment of commissions.


The annual portfolio turnover rate of the Fund may exceed 50% but will not ordinarily exceed 100%.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Determination of Net Asset Value Per Share

The net asset value per share of the Fund is determined each day the New York Stock Exchange (the "Exchange") is open as of 4:00 P.M. New York time that day, by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

The Trust's Board of Trustees has established procedures for the valuation of the Fund's securities: (i) equity securities traded on a securities exchange or on the NASDAQ National Market System for which last sale information is regularly reported are valued at the last reported sales prices on their primary exchange or the NASDAQ National Market System that day (or, in the absence of sales that day, at values based on the last sale prices on the preceding trading day or closing mid-market prices); (ii) NASDAQ and other unlisted equity securities for which last sale prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market prices; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (v) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

Puts, calls and Stock Index Futures are valued at the last sales price on the principal exchange on which they are traded, or, if there are no transactions, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded in the Fund's books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.


Detailed information pertaining to the purchase of shares of the Fund, redemption of shares and the determination of the net asset value of Fund shares is set forth in the Prospectus under "Investment in the Fund".

Redemption in Kind


In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may incur brokerage costs in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.


TAXATION


The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To do so the Fund intends to distribute to shareholders at least 90% of its net investment income (which includes dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code.The Fund will therefore not be subject to Federal income tax on its net investment income and net realized capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Under the Code, gains or losses attributable to fluctuations in foreign exchange rates occur between the time the Fund accrues interest (or other receivable) or accrues expenses (or other liabilities) and the time the Fund actually collects such receivable or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition as well as gains or losses from certain foreign currency transactions and options on certain foreign currency transactions, are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

Generally, the hedging transactions undertaken by the Fund may be deemed to be "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules (rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized). Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders (and which will be taxed to shareholders as ordinary income or long-term capital gain) may be differenet from fund that did not engage in such hedging transactions.


The requirements applicable to regulated investment companies such as the Fund may limit the extent to which the Fund will be able to engage in transactions in options and forward contracts.

Distributions of net investment income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends received deduction available to corporations.


Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless is taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution which will be returned to the investor in the form of a taxable distibution.

Upon redemption or sale of shares, a shareholder will realize a taxable gain or which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Fund intends to minimize foreign income and withholding taxes by investing in obligations whose payments will be subject to minimal or no such taxes (insofar as this objective is consistent with the Fund's income objective). However, since the Fund may incur foreign taxes, it intends, (if it is eligible to do so) under Section 853 of the Code to treat each shareholder as having received an additional distribution from the Fund (in the amount indicated in a notice furnished to the shareholder, as the shareholder's pro rata portion of income taxes paid to or withheld by foreign governments with respect to interest, dividends and gain on the Fund's foreign portfolio investments. Shareholders then may take the amount of such foreign taxes paid or withheld as a credit against their Federal income tax, subject to certain limitations. Shareholders find it more to their advantage to do so, they may, in the alternative, deduct the foreign tax withheld as an itemized deduction in computing taxable income. Shareholders are referred to their tax advisers regarding to the availability of the foreign tax credit.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholder). All such distributions and proceeds generally will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that they are not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).


OTHER INFORMATION

Organization

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

Capitalization and Voting


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, two of which pertain to the Schroder International Fund.

Shares of the Fund are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect

100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held. Shares of each class vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class are not be entitled to vote on any matters as to which such class are not directly affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, the Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Board is required, if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of
(i)shares of the Trust having a total net asset value of at least $25,000 or
(ii) 1% of the outstanding shares of the Trust, to help such holders communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider Trustee removal.


Principal Shareholders


As of February 24 1997, the following persons owned (of record or beneficially) 5% or more of the Fund's shares:


Shareholder                                  Share Balance       Percent of Fund
-----------                                  -------------       ---------------



Boat & Co                                     1,117,877.976           10.78%
PO Box 14737
St Louis, MO 63718

Union College Pooled Endowment Funds            756,135.770            7.29%
P.O. Box 3199, Church Street Station
New York, NY 10008

MAC & CO                                        962,339.663            9.28%
Mellon Bank, N.A.
MPNF 5044422

P.O. Box 320
Pittsburgh, PA 15230-3198

MAC & CO                                        796,894.162            7.68%
Mellon Bank, N.A.
IWHF5042882
P.O. Box 320
Pittsburgh, PA 15230-3198


Custody of Fund Assets


The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian of the Fund's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund. Pursuant to rules adopted under the 1940 Act, the Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets.


Transfer Agent and Dividend Disbursing Agent

Forum Financial Corp., Portland, Maine, serves as the Fund's Transfer and Dividend Disbursing Agent.

Performance Information

The Fund may, from time to time, include quotations of its average annual total return in advertisement or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, calculated pursuant to the following formula:

                                   P(1+T)n=ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n= the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


For the one year, five year and ten year periods ended October 31, 1996, the average annual total return of the Fund was 2.08%, 8.56% and 12.51%, respectively.


Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Services Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

Independent Accountants


Coopers & Lybrand L.L.P. serves as independent accountants for the Fund. Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

Counsel

Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.


Registration Statement

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1996 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                         SCHRODER EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO



================================================================================


                       Statement of Additional Information
                                  March 1, 1997


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Investment Advisor



================================================================================


            Schroder Capital Management International Inc. ("SCMI")

Administrator and Distributor
Schroder Fund Advisors, Inc. ("Schroder Advisors")

Sub-Administrator
Forum Administrative Services, Limited Liability Company ("Forum")

Transfer Agent and Dividend Disbursing Agent
Forum Financial Corp. ("FFC")

General Information:                (207) 879-8903
Account Information:                (800) 344-8332
Fax:                                (207) 879-6206

Investor Shares of Schroder Emerging Market Fund Institutional Portfolio (the "Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund are offered to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur more expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the current Prospectus for the Fund dated March 1, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers printed above.



                                     - 2 -
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                                     - 3 -
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 TABLE OF CONTENTS                                                       PAGE

     INTRODUCTION........................................................
     INVESTMENT POLICIES.................................................
     Convertible Securities..............................................
     Debt-to-Equity Conversions..........................................
     U.S. Government Securities..........................................
     Bank Obligations....................................................
     Short-Term Debt Securities..........................................
     Repurchase Agreements...............................................
     Illiquid and Restricted Securities..................................
     Loans of Portfolio Securities.......................................
     Forward Foreign Currency
       Exchange Contracts................................................
     Options and Hedging.................................................
     Warrants and Stock Rights...........................................

     INVESTMENT RESTRICTIONS.............................................

     MANAGEMENT..........................................................
     Officers and Trustees...............................................
     Investment Adviser..................................................
     Administrative Services.............................................
     Distribution of Fund Shares.........................................
     Service Organizations...............................................
     Portfolio Accounting................................................
     Fees and Expenses...................................................

     PORTFOLIO TRANSACTIONS..............................................
     Investment Decisions................................................
     Brokerage and Research Services.....................................

     ADDITIONAL PURCHASE AND
       REDEMPTION INFORMATION............................................
     Determination of Net Asset Value
       Per Share.........................................................
     Redemption in Kind..................................................

     TAXATION............................................................

     OTHER INFORMATION...................................................
     Organization........................................................
     Capitalization and Voting...........................................
     Principal Shareholders..............................................
     Custodian...........................................................
     Transfer Agent and Dividend Disbursing Agent........................
     Performance Information.............................................
     Legal Counsel.......................................................
     Independent Accountant..............................................
     Registration Statements.............................................
     Financial Statements................................................

     APPENDIX - Ratings of
     Corporate Debt Instruments
     and Countries Excluded from
     Emerging Markets Category...........................................

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INTRODUCTION

Schroder Emerging Markets Fund Institutional Portfolio (the "Fund") is a non-diversified, separately-managed portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of eight separate series, each of which has different investment objectives and policies.

The Fund's investment objective is to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. There is no assurance that the Fund will achieve this objective. Furthermore, investing in securities of emerging market issuers involves special risks in addition to those associated with investments in securities of U.S. issuers. The Fund currently seeks to achieve its investment objective by holding, as its only investment securities, the securities of Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separate series of Schroder Capital Funds ("Schroder Core").


INVESTMENT POLICIES



The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques as identified in "Investment Objective" and "Investment Policies" in the Prospectus. The following supplements the discussion found in those sections by providing additional information or elaborating upon the discussion there. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. Since the Fund has the same investment objective and policies as the Portfolio and currently invests all of its assets in the Portfolio, investment policies are discussed with respect to the Portfolio only.


Convertible Securities


The Portfolio may invest in convertible preferred stocks and convertible debt securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, carry less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


Debt-to-Equity Conversions


The Portfolio may invest up to 5% of its net assets in debt-to-equity conversions. Debt-to-equity conversion programs are sponsored in varying degrees by certain emerging market countries, particularly in Latin America, and permit investors to use external debt of a country to make equity investments in local companies. Many conversion programs relate primarily to investments in transportation, communication, utilities and similar infrastructure-related areas. The terms of the programs vary from country to country, but include significant restrictions on the application of proceeds received in the conversion and on the repatriation of investment profits and capital. When inviting conversion applications by holders of eligible debt, a government usually specifies the minimum discount from par value that it will accept for conversion. SCMI Adviser believes that debt-to-equity conversion programs may offer investors opportunities to invest in otherwise restricted equity securities that have a potential for significant capital appreciation and intends to invest assets of the Portfolio to a limited extent in such programs under appropriate circumstances. There can be no assurance that debt-to-equity conversion programs will continue or be successful or that the Portfolio will be able to convert all or any of its emerging market debt portfolio into equity investments.


U.S. Government Securities


The Portfolio may invest in obligations issued or guaranteed by the U.S. government (or its agencies or instrumentalities) which have remaining maturities not exceeding one year. Agencies and instrumentalities that have been established or sponsored by the U.S. Government and issue or guarantee debt securities include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the U.S. Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the U.S. Government.


Bank Obligations


The Portfolio may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) whose total assets at the time of purchase exceed $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.


Short-Term Debt Securities


The Portfolio may invest in commercial paper -- short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Portfolio for temporary defensive purposes consists of direct obligations of domestic issuers that at the time of investment are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P.

Repurchase Agreements


The Portfolio may invest in securities subject to repurchase agreements that mature in seven days or less with U.S. banks or broker-dealers. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of banks and dealers with which the Portfolio enters into repurchase agreements.


Illiquid and Restricted Securities


"Illiquid and Restricted Securities" under "Investment Policies" in the Prospectus sets forth the circumstances in which the Portfolio may invest in "restricted securities." In connection with the Portfolio's original purchase of restricted securities, it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Portfolio would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.


Loans of Portfolio Securities


The Portfolio may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must (a) on each business day, at least equal the market value of the loaned securities and (b) consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. When lending portfolio securities, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities (less any finders' or administrative fees the Portfolio pays in arranging the loan). The Portfolio may share the interest it receives on the collateral securities with the borrower if it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees (the "Trust Board"). The Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Portfolio or SCMI. The terms of the Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by Schroder Core's Board of Trustees.


Forward Foreign Currency Exchange Contracts

To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Portfolio may engage in transactions in forward foreign currency contracts.


A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell a currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. The Portfolio may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.


Currently, only a limited market, if any, exists for hedging transactions relating to currencies in many emerging market countries or to securities of issuers domiciled or principally engaged in business in emerging market countries. This may limit the Portfolio's ability to effectively hedge its investments in those emerging markets. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currencies should rise. In addition, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.


The Portfolio will enter into forward contracts under certain instances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, wish to secure the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale (for a fixed amount of dollars or other currency) of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against possible loss (resulting from adverse changes in the relationship between the U.S. dollar or other currency being used for the security purchase and the foreign currency in which the security is denominated) during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


In addition, when the Portfolio anticipates purchasing securities at some future date, and wishes to secure the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to part or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

In all of the above instances, if the currency in which the Portfolio's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased, then the Portfolio will have realized fewer gains than if the Portfolio had not entered into the forward contracts. Furthermore, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

To the extent that the Portfolio enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Portfolio may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold should the Portfolio be unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Taxation").

The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. Generally, the Portfolio will not enter into a forward contract with a term of greater than one year.

Options and Hedging


As discussed in the Prospectus, the Portfolio may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and may purchase options of the same series to effect closing transactions; and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.


Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.


The OCC or other clearing corporation or exchange that issues listed options ensures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolio. With OTC options, variables such as expiration date, exercise price and premium will be agreed between the Portfolio and the transacting dealer. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolio will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Portfolio may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Portfolio would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Portfolio may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Portfolio may also purchase call and put options to close out written option positions.

The Portfolio may also write covered call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Portfolio occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Portfolio gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Portfolio may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Portfolio for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Portfolio anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Portfolio resulting from an increase in the U.S. dollar value of the foreign security. However, the Portfolio could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Portfolio may also write options to close out long put option positions.


Markets in foreign currency options are relatively new and the Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Portfolio will not purchase or write such options unless and until, in the opinion of the

SCMI, the market for them has developed sufficiently to ensure that their risks are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar: as a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


Covered Call Writing. The Portfolio is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. Generally, a call option is "covered" if the Portfolio owns (or has the right to acquire without additional cash consideration (or for additional cash consideration held for the Portfolio by its Custodian in a segregated account) the underlying security (currency) subject to the option. In the case of call options on U.S. Treasury Bills, however, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Portfolio holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call or greater than the exercise price of the call written if the mark to market difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade debt obligations which the Portfolio holds in a segregated account maintained with its custodian.

The Portfolio will receive a premium from the purchaser in return for a call it has written. Receipt of such premiums may enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Portfolio at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.


With respect to listed options and certain OTC options, during the option period the Portfolio may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.


Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Portfolio to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Portfolio may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, the Portfolio realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Options written by the Portfolio will normally have expiration dates of up to eighteen months from the date written. The exercised price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


Covered Put Writing. As a writer of a covered put option, the Portfolio would incur an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Portfolio will be exercisable by the purchaser only on a specific date). A put is "covered" if at all times the Portfolio maintains with its custodian (in a segregated account) cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by the Portfolio by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade debt obligations which the Portfolio holds in a segregated account maintained at its custodian. In writing puts, the Portfolio assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period the Portfolio may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Portfolio will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the investment adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price (in which case it will write the covered put at an exercise price reflecting the lower purchase price sought); and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).


Purchasing Call and Put Options. The Portfolio may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The Portfolio may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-++-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Portfolio.


The Portfolio may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater then the premium paid for the option, the Portfolio would incur no additional loss. In addition, the Portfolio may sell a put option it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending upon whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Portfolio expired without being sold or exercised, the premium would be lost.

Risks of Options Transactions. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price if the market price of the underlying security (or the value of its denominated currency) increases, but has retained the risk of loss if the price of the underlying security (or the value of its denominated currency) declines. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.


The Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, since such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Portfolio may be able to purchase an offsetting option that does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Portfolio is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).


Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist.


In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions will be entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by SCMI.

Exchanges have established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolio may write.


The hours of trading for options may not conform to the hours during which the underlying securities are traded. If the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


The extent to which the Portfolio may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such (see "Taxation").

Futures Contracts. The Portfolio may purchase and sell interest rate, currency, and index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills, and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indices of U.S. and foreign securities as may exist or come into being ("index futures").


The Portfolio will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Portfolio may sell an interest rate futures contract. If declining interest rates are anticipated, the Portfolio may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Portfolio intends to purchase. Subsequently, appropriate securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

The Portfolio will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If it anticipates that the prices of securities it holds may fall, the Portfolio may sell an index futures contract. Conversely, if the Portfolio wishes to hedge against anticipated price rises in those securities which it intends to purchase, the Portfolio may purchase an index futures contract.


The Portfolio will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Portfolio will enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency exchange contracts; namely, to secure the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-++-vis a different currency.

In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out short or long positions maintained by the Portfolio in corresponding futures contracts.

Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.


Interest Rate Futures Contracts. When the Portfolio enters into an interest rate futures contract, it is initially required to deposit with the Portfolio's custodian (in a segregated account in the name of the broker performing the transaction) an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of money by a brokers' client but is, rather, a good faith deposit on the futures contract that will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or U.S. Government securities (called "variation margin") with the Portfolio's futures contract clearing broker, which are reflective of price fluctuations in the futures contract.

Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. SCMI will assess such factors as cost spreads, liquidity and transaction costs in determining whether to use futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply generally to the buying and selling of futures. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Index Futures Contracts. The Portfolio may invest in index futures contracts. An index futures contract sale creates an obligation by the Portfolio, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indices do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date that reflects accumulated profits and losses credited or debited to each party's account.


The Portfolio is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Portfolio may be required to make additional margin payments during the term of the contract.


At any time prior to expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio and the Portfolio realizes a loss or gain.

Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Portfolio will purchase and write options on futures contracts for purposes identical to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may provide a further hedge against losses resulting from price declines in portions of the Portfolio's investment portfolio.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in SCMI's opinion, the market for such options has developed sufficiently that the risks in connection with them are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Limitations on Futures Contracts and Options on Futures. The Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call
(put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Portfolio's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Portfolio is exempted from registration as a commodity pool operator, the Portfolio may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. Except as described above, there are no other limitations on the use of futures and options thereon by the Portfolio.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


Risks of Transactions in Futures Contracts and Related Options. The Portfolio may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Portfolio. However, it is possible that the futures market may advance and the value of the Portfolio's securities (or the currency in which they are denominated) may decline. If this occurs, the Portfolio will lose money on the futures contract and also experience a decline in value of its portfolio securities. While this might occur for only a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.


If the Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


If the Portfolio has sold a call option on a futures contract, it will cover this position by holding (in a segregated account maintained at its Custodian) cash, U.S. Government Securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.


In addition, if the Portfolio holds a long position in a futures contract it will hold cash, U.S. Government Securities or other high grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Portfolio by its Custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to effectively hedge its portfolio.

Futures contracts and options thereon that are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges and brokerage commissions, clearing costs and other transaction costs may be higher. Greater margin requirements may limit the Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may cause delays in the settlement of the Portfolio's foreign exchange transactions.

In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by SCMI.

While the futures contracts and options transactions to be engaged in by the Portfolio for the purpose of hedging its portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts choose to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market can be anticipated with the resulting speculation causing temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.


There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Portfolio from closing out a contract, which may result in reduced gain or increased loss to the Portfolio. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


The extent to which the Portfolio may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Portfolio's intention to qualify as such (see "Taxation").

Warrants and Stock Rights. The Portfolio may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance). The Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those that have been acquired in units or attached to other securities). No more than 2% of the Portfolio's net assets (at the time of investment) may be invested in warrants that are not listed on the New York or American Stock Exchanges. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Portfolio's entire investment therein). The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

In addition, the Portfolio may invest up to 5% of its assets (at the time of investment) in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time period.

INVESTMENT RESTRICTIONS

The Portfolio's significant investment restrictions are described in the Prospectus. The following investment restrictions, except where stated to be non-fundamental policies, are also fundamental policies of the Portfolio and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Portfolio's outstanding shares. Under the Investment Company Act of 1940, such a "majority" vote is defined as the vote of the holders of the lesser of : (i) 67% of more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Portfolio cannot:

      (a) Underwrite securities of other companies (except insofar as the Portfolio might be deemed to be an underwriter in the resale of any securities held in its portfolio);

      (b) Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

      (c) Purchase securities on margin; however, the Portfolio may make margin deposits in connection with any Hedging Instruments which it may use as permitted by any of its other fundamental policies;

      (d) Purchase or write puts or calls except as permitted by any of its other fundamental policies;

      (e) Lend money except in connection with the acquisition of debt securities that the Portfolio's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus). The Portfolio may make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

      (f) As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Trust or SCMI individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      (g) As a non-fundamental policy, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation;

      (h) Make short sales of securities;

      (i) Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs);

      (j) Invest in real estate or in interests in real estate (but may purchase readily marketable securities of companies holding real estate or interests therein).


MANAGEMENT

Officers and Trustees

The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Each of these individuals currently serves in the same capacity for Schroder Core.

Peter E. Guernsey, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

Ralph E. Hansmann (Honorary), 40 Wall Street, New York, New York - Honorary Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

John I. Howell, 7 Riverside Road, Greenwich, Connecticut - Trustee of the Trust
- Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.




Clarence F. Michalis, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

Hermann C. Schwab, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

Mark J. Smith(a) (b), 33 Gutter Lane, London, England - a Vice President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors since 1989.


Robert G. Davy, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.


Margaret H. Douglas-Hamilton(b) (c), 787 Seventh Avenue, New York, New York - Secretary of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisers since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

Richard R. Foulkes, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive

Vice President of Schroder Capital Management International Ltd. since 1989.

David I. Goldstein, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

Barbara Gottlieb(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

Robert Jackowitz(b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisers since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

John Y. Keffer, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

Jane P. Lucas, (c) 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

Gerardo Machado, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

Catherine A. Mazza, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

Thomas G. Sheehan, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

Fariba Talebi, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

John A. Troiano(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

Ira L. Unschuld, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.



(a)  Interested Trustee of the Trust within the meaning of the 1940 Act.

(b) Schroder Fund Advisors, Inc. ("Schroder Advisors") is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned U.S. subsidiary of Schroders plc.


(c) Schroder Capital Management, Inc. ("SCM") is a wholly-owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly-owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly-owned U.S. subsidiary of Schroders plc.


Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.


The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.


Name of Trustee                     Aggregate           Pension or      Estimated Annual               Total
                            Compensation From           Retirement         Benefits Upon   Compensation From
                                        Trust     Benefits Accrued            Retirement      Trust And Fund
                                                  As Part of Trust                           Complex Paid To
                                                          Expenses                                  Trustees
------------------------------------------------------------------------------------------------------------


Mr. Guernsey                           $1,750                   $0                    $0              $1,750
Mr. Hansmann                            1,375                    0                     0               1,375
Mr. Howell                              1,750                    0                     0               1,750
Mr. Michalis                            1,750                    0                     0               1,750
Mr. Schwab                              3,000                    0                     0               3,000
Mr. Smith                                   0                    0                     0                   0

As of February 15, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

Although the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize U.S. civil judgments against them. Civil remedies and criminal penalties under U.S. federal securities law may be unenforceable in the U.K. Extradition treaties now in effect between the U.S. and the United Kingdom might not subject such persons to effective enforcement of the criminal penalties of such acts.


Investment Adviser


Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as Investment Adviser to the Portfolio pursuant to an Investment Advisory Contract between the Trust and SCMI dated. SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

Pursuant to the Investment Advisory Contract, SCMI is responsible for managing the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers its investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers it selected. SCMI also furnishes to the Trust Board periodic reports on the investment performance of the Fund. Under the terms of the Investment Advisory Contract, SCMI is required to manage the Portfolio's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust, and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the its or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.

Under the terms of the Investment Advisory Contract, SCMI receives a monthly fee equal on an annual basis to 1.00% of its average daily net assets. For the period from commencement of operations through October 31, 1995 and for the fiscal year ended October 31, 1996, SCMI received an advisory fee of $19,326 and $___________, respectively.

The Fund currently invests all of its assets in the Portfolio. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund retains SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment.

The investment advisory contract between Schroder Core and SCMI with respect to the Portfolio is the same in all material respects as the Fund's Investment Advisory Contract (except as to the parties, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).


Administrative Services


The Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, pursuant to which Schroder Advisors provides management and administrative services necessary for the operation of the Fund, other than those provided by SCMI, including, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and
(iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.


For these services, Schroder Advisors will receive from the Fund a fee, payable monthly, at the annual rate of 0.10% of the Fund's average daily net assets. From commencement of operations through October 31, 1995, Schroder Advisors received an administrative fee of $19,591.

The Administrative Services Contract is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administrative Services Contract, upon not more than 60 days' written notice to Schroder Advisors or by vote of the holders of a majority of the shares of the Fund, or upon 60 days' notice by Schroder Advisors. The Administrative Services Contract will terminate automatically in the event of its assignment.

The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to the Sub-Administration Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the Administrative Services Agreement, including shareholder reporting and regulatory compliance. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund.

The Sub-Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board, Schroder Advisors and the Adviser upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and Schroder Advisors, and the Adviser, as appropriate.


Schroder Advisors and Forum provide similar services to the Portfolio pursuant to administrative services agreements between Schroder Core and each of these entities, for which Schroder Advisors and Forum are separately compensated at an annual rate of 0.075% of the average daily net assets of the Portfolio. The administrative services agreements are the same in all material respects as the Fund's respective agreements except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder and the jurisdiction whose laws govern the agreements.


The fees paid by the Fund to SCMI and Schroder Advisors may equal up to 1.25% of the Fund's average daily net assets. Such fees as a whole are higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to that of the Fund.

Distribution of Fund Shares


Under a Distribution Plan (the "Plan") adopted by the Fund, with respect to Adviser Shares only, the Trust may pay directly or may reimburse the Investment Adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the Investment Adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for the sum of (a) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail, (b) costs of printing prospectuses and other materials to be given or sent to prospective investors, (c) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares, and (d) payments to broker-dealers (other than the Distributor) or other organizations (other than banks) for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. Any payment or reimbursement made pursuant to the Plan is contingent upon the Board's approval. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the portfolios of the Trust. The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Board, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Fund will make no payments under the Distribution Plan until the Board specifically so authorizes. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.


Schroder Advisors acts as Distributor of the Fund's shares.


During the periods indicated below the Fund spent pursuant to the Plan the following amounts on:

                                                              Period Ended
                                                               October 31,
                                                           1996           1995
                                                           ----           ----

    advertising                                            $ -0-         $ -0-

    printing and mailing of prospectuses to other than     $ -0-         $ -0-
      current shareholders

    compensation to underwriters                           $ -0-         $ -0-

    compensation to dealers                                $ -0-         $ -0-

    compensation to sales personnel                        $ -0-         $ -0-

    interest, carrying, or other financing charges         $ -0-         $ -0-


Service Organizations


The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund may pay fees (which vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include

: providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund has no intention of making any such payments to Service Organizations with respect to accounts of institutional investors, and in any event will make no such payments until the Board specifically so authorizes.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.


The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Portfolio Accounting


Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement (or interested persons of any such party), at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains the books and records of the Fund, on behalf of the Trust, that are required to be maintained under the 1940 Act; calculates the net asset value per share of the Fund; calculates dividends and capital gain distributions; and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services to the Fund, FFC receives from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is also paid an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset backed securities, funds that have more than 100 security positions or funds that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FFC and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

For the fiscal years ended October 31, 1995 and 1996, the Fund paid fund accounting fees of $35,667 and $12,000 respectively.


Fees and Expenses

As compensation for the advisory, administrative and management services rendered to the Fund, SCMI and Schroder Advisors will each earn monthly fees at the following annual rates:

                                                     Fee Rate
   Portion of average daily value       Advisory                 Administrative
      of the Fund's net assets             Fee                         Fee
      ------------------------             ---                         ---
                100%                      1.00%                       0.25%


SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund. This undertaking is designed limit Fund expenses (including all fees to be paid to SCMI and Schroder Advisors but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) to 1.45% and 1.60% with respect to Investor Shares and Advisor Shares, respectively, of the Fund's daily net assets. This expense limitation may be withdrawn by a majority vote of the Trustees of the Trust who are not "interested persons". If expense reimbursements are required, they will be made on a monthly basis. SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors, the remaining one-fifth. This undertaking to reimburse expenses supplements any applicable state expense limitation.

The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI, including those expenses it indirectly bears through its investment in the Portfolio. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios of the Trust in relation to the net assets of each portfolio.


PORTFOLIO TRANSACTIONS

Investment Decisions


Investment decisions for the Fund and for the other investment advisory clients of SCMI are made to achieve their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved and, a particular security may be bought or sold for certain clients and not bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services


Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction; for example, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for the fund will be placed with foreign broker-dealers, certain portfolio transaction costs for the Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. However, the Fund will seek to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it may deem relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions). For the period from commencement of operations through October 31, 1996, the Fund paid a total of $101,087 in brokerage commissions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, SCMI may cause the Fund to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the Act) an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of Fund expenses, such as custodian fees.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Trust Board has authorized SCMI to employ (a) Schroder Wertheim & Company, Incorporated ("Schroder Wertheim") an affiliate of SCMI, to effect securities transactions of the Fund on the New York Stock Exchange only, and (b) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of the Fund on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim or Schroder Securities will in SCMI's be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim or Schroder Securities by the Fund satisfy the foregoing standards. Such procedures will be reviewed at least annually by the Board, including a majority of the non-interested Trustees. The Board will also review all transactions at least quarterly for compliance with such procedures.


It is further a policy of the Fund that all such transactions effected for the Fund by Schroder Wertheim on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder Wertheim actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder Wertheim will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.


Schroder Wertheim will pay a portion of the brokerage commissions it receives from the Fund to the brokers executing the Fund's transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), the Trust has entered into an agreement with Schroder Wertheim permitting it to retain a portion of the brokerage commissions paid to it by the Fund. This agreement has been approved by the Board, including a majority of the non-interested Trustees.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim or Schroder Securities and will not direct brokerage to Schroder Wertheim or Schroder Securities in recognition of research services.


From time to time, the Fund may purchase securities of a broker or dealer through which its regularly engages in securities transactions. During the fiscal year ended October 31, 1996, the Fund purchased securities of Global Securities, one of its regular broker-dealers. Such securities had a value of $110,979 as of the end of the Fund's fiscal year.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Determination of Net Asset Value Per Share


The net asset value per share of the Fund is determined each day the New York Stock Exchange (the "Exchange") is opens as of 4:00 p.m. (Eastern Time), by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust Board has established procedures for the valuation of the Fund's securities: (i) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Fund's investment adviser); (ii) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (v) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded in the Fund's books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. Options purchased by the Fund are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

Redemption In Kind


In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.



TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Board will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on a Trust-wide) basis.


The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To do so, the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. The Fund will therefore not be subject to Federal income tax on its investment company taxable income and "net capital gains" (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


Distributions of investment company taxable income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. Generally, it is not expected that such distributions will be eligible for the dividends received deduction available to corporations. However, if the Fund acquires at least 10% of the stock of a foreign corporation that has U.S. source income, a portion of the Fund's ordinary income dividends attributable to such income may be eligible for such deduction, if certain requirements are met.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution which will be returned to the investor in the form of a taxable distribution.

Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.


Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.


Dividends and interest received (and, in certain circumstances, capital gains realized) by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.


Due to investment laws in certain emerging market countries, it is anticipated that the Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.


The Fund may write, purchase or sell options or futures contracts. Unless the Fund is eligible to make and does make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year (i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.


Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

One of the requirements for qualification as a regulated investment company is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.


The Trust will be required to report to the IRS all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that they are not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.


Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, foreign, state and local taxation.

OTHER INFORMATION

Organization


The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable its Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

Capitalization and Voting


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, two of which pertains to Schroder International Fund.

Shares of the Fund are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Shares of each class vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class are not entitled to vote on any matters as to which such class are not affected.


The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, the Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Trust Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Trust Board is required, if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of (i) shares of the Trust having a total net asset value of at least $25,000 or (ii) 1% of the outstanding shares of the Trust, to help such holders communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider Trustee removal.


Principal Shareholders


As of February 24, 1997, the following persons owned of record or beneficially 5% or more of the Fund's shares:


Shareholder                                    Share Balance     Percent of Fund
-----------                                    -------------     ---------------


Investor Shares

The Robert Wood Johnson Foundation              4,917,050.504         30.17%
P.O. Box 2316
College Road at Route One
Princeton, NJ 08543

University of Chicago                           3,388,253.056         20.79%
450 North Cityfront Plaza Drive
Chicago, IL 60611

GOOSS & CO                                      1,116,866.431          6.85%
c/o Chase Manhattan Bank
1211 6th Ave, 35th Floor
New York, NY 10036

Saxon & Co                                      1,604,506.853          6.53%
PO Box 7780-1888
Philadelphia, PA 19182

Northwest Area Foundation                         822,372.923          5.05%
E-12-01 First National Bank Building
332 Minnesota Street
St Paul, MN 55101-1373

Advisor Shares

Montgomery Securities                           1,116,871.724        100.00%
600 Montgomery St., 4th Floor
San Francisco, CA 94111



Custodian


The Chase Manhattan Bank, N.A., through its Global Custody Division located in London, England, acts as custodian of the Fund's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Fund. Pursuant to rules adopted under the 1940 Act, the Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets.


Transfer Agent and Dividend Disbursing Agent

Forum Financial Corp., Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

Performance Information

The Fund may, from time to time, include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                 P (1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


For the one year, and since inception periods ended October 31, 1996, the average annual total return of the Fund with respect to Investor Shares was 4.22% and 6.66%, respectively.


Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

Legal Counsel

Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.

Independent Accountants


Coopers & Lybrand L.L.P. serves as independent accountants for the Fund. Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.


Registration Statement

This SAI and the Prospectus do not contain all the information included in the Fund's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS


The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the period from commencement of operations through October 31, 1996 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                      SCHRODER U.S. SMALLER COMPANIES FUND


                       Statement of Additional Information
                                  March 1, 1997

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Investment Advisor
Schroder Capital Management International Inc. ("SCMI")

Administrator and Distributor
Schroder Fund Advisors, Inc. ("Schroder Advisors")

Sub-Administrator
Forum Administrative Services, Limited Liability Company ("Forum")

Transfer Agent and Dividend Disbursing Agent
Forum Financial Corp. ("FFC")




================================================================================

General Information:                (207) 879-8903
Account Information:                (800) 344-8332
Fax:                                (207) 879-6206

================================================================================

Investor Shares of Schroder U.S. Smaller Companies Fund (the "Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund are offered to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur more expenses than vestor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the current Prospectus for the Fund dated March 1, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectusand retained for future reference. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers printed above.

     TABLE OF CONTENTS                                                      PAGE
--------------------------------------------------------------------------------


            INVESTMENT POLICIES
            Introduction.................................................
            U.S. Government Securities...................................
            Bank Obligations.............................................
            Short-Term Debt Securities...................................
            Repurchase Agreements........................................
            High Yield/Junk Bonds .......................................
            Illiquid and Restricted Securities...........................
            Loans of Portfolio Securities................................
            Covered Calls and Hedging....................................
            Short Sales Against-the-Box..................................

            INVESTMENT RESTRICTIONS......................................


            MANAGEMENT...................................................
            Trustees and Officers........................................
            Investment Adviser...........................................
            Administrative Services......................................
            Distribution of Fund Shares..................................
            Service Organizations........................................

            Portfolio Accounting.........................................
            Fees and Expenses............................................


            PORTFOLIO TRANSACTIONS.......................................
            Investment Decisions.........................................
            Brokerage and Research Services..............................

            ADDITIONAL PURCHASE AND
            REDEMPTION INFORMATION.......................................
            Determination of Net Asset Value Per Share...................
            Redemption in Kind...........................................

            TAXATION.....................................................

            OTHER INFORMATION............................................
            Organization.................................................
            Capitalization and Voting....................................
            Principal Shareholders.......................................
            Performance Information......................................
            Custodian....................................................
            Transfer Agent and Dividend Disbursing Agent.................

            Legal Counsel................................................
            Independent Accountants......................................

            FINANCIAL STATEMENTS.........................................

INTRODUCTION




      Schroder U.S. Smaller Companies Fund (the "Fund") is a diversified, separately-managed series of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of eight separate series, each of which has different investment objectives and policies.

      The Fund's investment objective is to seek capital appreciations by investing primarily in equity securities of companies domiciled in the U.S. that have market capitalizations, at the time of purchase of $1.5 billion or less. There can be no assurance that the Fund's investment objective will be achieved.


INVESTMENT POLICIES



The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques as identified in " MethodInvestment Objective" and "Investment Policies" in the Prospectus. The following supplements the discussion found in those sections by providing additional information or elaborating upon the discussion with respect to certain of those securities and techniques.

U.S. Government Securities


The Fund may invest in obligations issued or guaranteed by the United States government (or its agencies or instrumentalities) that have remaining maturities not exceeding one year. Agencies and instrumentalities that have been established or sponsored by the United States government and issue or guarantee debt securities include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the United States Treasury and the Government National Mortgage Association, none of the obligations of the other agencies or instrumentalities referred to above are backed by the full faith and credit of the United States government.


Bank Obligations


The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) havingwhose total assets at the time of purchase in exceed $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.


A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Short-Term Debt Securities


The Fund may invest in commercial paper -- short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary defensive purposes consists of direct obligations of domestic issuers that at the time of investment are rated "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P.


Repurchase Agreements


The Fund may invest in securities subject to repurchase agreements that mature in seven days or less with U.S. banks or broker- dealers. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. If a seller defaults under a repurchase agreement, the Fund may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of banks and dealers with which the Fund enters into repurchase agreements.



High Yield/Junk Bonds


The Fund may invest up to 5% of its assets in bonds rated below Baa by Moody's or BBB by S&P (commonly known as "high yield/high risk securities" or "junk bonds"). Securities rated lower than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative. Junk bonds may be issued as a consequence of corporate restructurings (such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events) or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980's paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goal, or to obtain additional financing. In addition, the market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.


In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's investment adviser.


Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal laws require the divestiture by federally insured savings and loans associations of their investments in high yield bonds. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the

Fund's net asset value and investment practices, the market for high yield securities, the financial condition of issuers of these securities, and the value of outstanding high yield securities.


Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Illiquid and Restricted Securities


"Illiquid and Restricted Securities" under "Investment Policies" in the Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities". In connection with the Fund's original purchase of restricted securities it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.


Loans of Portfolio Securities


The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must (a) on each business day, at least equal the market value of the loaned securities and (b) must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When lending portfolio securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities.(less any finders' or administrative fees the Fund pays in arranging the loan). The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees (the "Trust Board"). The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or SCMI. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.


Covered Calls and Hedging


As described in the Prospectus, the Fund may write covered calls on up to 100% of its total assets or employ one or more types of Hedging Instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures;
(ii) purchase puts on such Futures or securities; or (iii) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund may: (i) purchase Stock Index Futures, or (ii) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.


Writing Covered Call Options. The Fund may write (i.e., sell) call options ("calls") if: (i) the calls are listed on a domestic securities or commodities exchange, and (ii) the calls are "covered" (i.e., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.


The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.


Purchasing Calls and Puts. The Fund may purchase put options ("puts") that relate to: (i) securities it holds, (ii) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio), or (iii) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The fund may purchase calls:
(a) as to securities, broadly-based stock indices or Stock Index Futures, or (b) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.


When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.


When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline below he excercise price in the value of the underlying investment by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or exceeds the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).


Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

Stock Index Futures. The Fund may buy and sell futures contracts only if they relate to broadly-based stock indices ("Stock Index Futures"). A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.


No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments

(called variation margin) will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.


Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.


Additional Information About Hedging Instruments and their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options(or as to other acceptable escrow securities) so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

Regulatory Aspects of Hedging Instruments and Covered Calls. The Fund must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Fund will not, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.


Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities(including other investment companies having the same or an affiliated investment adviser). Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

Tax Aspects of Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts that expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts held by the Fund for less than three months; and (v) writing calls on investments held for less than three months.


Possible Risk Factors in Hedging. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If the Fund uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Fund then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.

Short Sales Against-the-Box


After the Fund makes a short sale against-the-box, while the short position is open, the Fund must own an equal amount of the securities sold short; or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.


INVESTMENT RESTRICTIONS


The Fund's significant investment restrictions are described in the Prospectus. The following investment restrictions, except where stated to be non-fundamental policies, are also fundamental policies of the Fund and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding shares. Under the Investment Company Act of 1940, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot:

      (a) Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

      (b) Invest in commodities or commodity contracts (other than Hedging Instruments which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);


      (c) Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments which it may use as permitted by any of its other fundamental policies;

      (d) Purchase or write puts or calls except as permitted by any of its other fundamental policies;


      (e) Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus); the Portfolio may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");


      (f) Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;



      (g) As a non-fundamental policy, invest in or hold securities of any issuer if officers or Trustees of the Company or SCMI individually owning more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      (h) Invest in companies for the purpose of acquiring control or management thereof;

      (i) Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs); or

      (j) Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.



MANAGEMENT

Trustees and Officers


The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Each of these individuals currently serves in the same capacity for Schroder Core.

Peter E. Guernsey, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

Ralph E. Hansmann (Honorary), 40 Wall Street, New York, New York - Honorary Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

John I. Howell, 7 Riverside Road, Greenwich, Connecticut - Trustee of the Trust
- Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.




Clarence F. Michalis, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

Hermann C. Schwab, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

Mark J. Smith(a) (b), 33 Gutter Lane, London, England - a Vice President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors since 1989.


Robert G. Davy, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.


Margaret H. Douglas-Hamilton(b) (c), 787 Seventh Avenue, New York, New York - Secretary of the Trust - Secretary of SCM since July 1995; Secretary of Schroder Advisers since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

Richard R. Foulkes, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

David I. Goldstein, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

Barbara Gottlieb(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

Robert Jackowitz(b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisers since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.

John Y. Keffer, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

Jane P. Lucas, (c) 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCM since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

Gerardo Machado, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

Catherine A. Mazza, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

Thomas G. Sheehan, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

Fariba Talebi, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

John A. Troiano(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

Ira L. Unschuld, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.


(a)   Interested Trustee of the Trust within the meaning of the 1940 Act.


(b) Schroder Advisors is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned subsidiary of Schroders plc.


Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.


The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.



Name of Trustee                           Aggregate            Pension or     Estimated Annual    Total Compensation
                                  Compensation From   Retirement Benefits        Benefits Upon   From Trust And Fund
                                              Trust    Accrued As Part of           Retirement       Complex Paid To
                                                           Trust Expenses                                   Trustees
---------------------------------------------------------------------------------------------------------------------


Mr. Guernsey                                 $1,750                    $0                   $0                $1,750
Mr. Hansmann                                  1,375                     0                    0                 1,375
Mr. Howell                                    1,750                     0                    0                 1,750
Ms. Luckyn-Malone                                 0                     0                    0                     0
Mr. Michalis                                  1,750                     0                    0                 1,750
Mr. Schwab                                    3,000                     0                    0                 3,000
Mr. Smith                                         0                     0                    0                     0

As of February 15, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

Although the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize U.S. civil judgments against them. Civil remedies and criminal penalties under U.S. federal securities law may be unenforceable in the U.K. Extradition treaties now in effect between the U.S. and the United Kingdom might not subject such persons to effective enforcement of the criminal penalties of such acts.


Investment Adviser


Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as Investment Adviser to the Fund pursuant to an Investment Advisory Contract between the Trust and SCMI dated. SCMI is a wholly-owned United States subsidiary of Schroders Incorporated, the wholly-owned United States holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.



Pursuant to the Investment Advisory Contracts, SCMI manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers its investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Fund's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. SCMI also furnishes to the Trust Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.


Under the terms of the Investment Advisory Contract, SCMI is required to manage the Fund's portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.


The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.

For its services, the Fund pays SCMI a monthly fee equal on an annual basis to 0.50% of its average daily net assets for the first $100 million of the Fund's net assets; 0.40% of the next $150 million of average daily assets; and 0.35% of the Fund's average daily net assets in excess of $250 million. For the fiscal years ended October 31, 1994, 1995 and 1996, SCMI received fees of $63,210, $71,188 and $58,914 respectively.


Administrative Services


On behalf of the Fund, the Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019. The Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to their agreements, Schroder Advisors and Forum provide management and administrative services other than those provided to the Fund by SCMI pursuant to the Investment Advisory Contract, including, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly-owned subsidiary of SCMI, and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.

For these services, Schroder Advisors will receive from the Fund a fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets for the first $100 million of the Fund's average daily net assets; 0.20% of the next $150 million of average daily net assets; and 0.175% of the Fund's average daily net assets in excess of $250 million. The fees paid by the Fund to SCMI and Schroder Advisors may equal up to 0.75% of the Fund's average daily net assets. For the fiscal years ended October 31, 1994, 1995 and 1996, Schroder Advisors received fees of $31,690, $35,594 and $24,923 respectively. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund.

The Administrative Services Contract and Sub-Administration Agreement are terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or in the Administrative Services Contract or Sub-Administration Agreement, upon not more than 60 days' written notice to Schroder Advisors or Forum, as appropriate, or by vote of the holders of a majority of the shares of the Fund; or upon 60 days' notice by Schroder Advisors or Forum. The Administrative Services Contract will terminate automatically in the event of its assignment.

Schroder Advisors and Forum provide similar services to the Portfolio pursuant to administrative services agreements between Schroder Core and each of these entities, for which Schroder Advisors and Forum are separately compensated at an annual rate of 0.075% of the average daily net assets of the Portfolio. The fees paid by the Fund to SCMI and Schroder Advisors may equal up to [0.80]% of the Fund's average daily net assets. The administrative services agreements are the same in all material respects as the Fund's respective agreements except as to the parties, the circumstances under which fees will be paid, the fees payable thereunder and the jurisdiction whose laws govern the agreement.


Distribution of Fund Shares


Under a Distribution Plan (the "Plan") adopted by the Fund, with respect to Adviser Shares only, the Trust may pay directly or may reimburse the Investment Adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the Investment Adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for the sum of (a) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail, (b) costs of printing prospectuses and other materials to be given or sent to prospective investors, (c) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares, and (d) payments to broker-dealers (other than the Distributor) or other organizations (other than banks) for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. Any payment or reimbursement made pursuant to the Plan is contingent upon the Board of Trustees' approval. The Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various portfolios of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expense s are allocated among the portfolios of the Trust. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


Schroder Advisors was appointed Distributor of the Fund's shares under the Plan pursuant to an agreement approved by the Board of Trustees of the Trust at a meeting held on November 2, 1992. Under such agreement, Schroder Advisors is not obligated to sell any specific amount of Fund shares.


Without shareholder approval the Plan provides may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Trust Board, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Trust and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Trust Board and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan voted to approve the Plan at a meeting held on November 2, 1992. The Plan was approved by the initial shareholders of the Fund at a meeting held on July 27, 1993. At a meeting held on November 21, 1994, the Trust Board and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan voted to continue the Plan for the one-year period ending February 1, 1996. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund.

During the period from commencement of operations through October 31, 1996, the Fund spent, respectively, pursuant to the Plan, the following amounts on:




                                                                Period Ended
                                                                 October 31,
                                                             1996         1995
                                                             ----         ----

      advertising                                            $ -0-        $ -0-

      printing and mailing of prospectuses to other than     $ -0-        $ -0-

      current shareholders


      compensation to underwriters                           $ -0-        $ -0-

      compensation to dealers                                $ -0-        $ -0-

      compensation to sales personnel                        $ -0-        $ -0-

      interest, carrying, or other financing charges         $ -0-        $ -0-


Service Organizations


The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Fund. The Fund could pay fees (which will vary depending upon the service provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts; providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring them clients to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization would agree to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.


The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Portfolio Accounting


Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement (or interested persons of any such party), at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains the books and records of the Fund, on behalf of the Trust, that are required to be maintained under the 1940 Act; calculates the net asset value per share of the Fund;calculates dividends and capital gain distributions; and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services to the Fund, FFC receives from the Trust a fee of $36,000 per year plus $12,000 per year also for each class of the Fund above one. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset backed securities, funds that have more than 100 security positions, or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FFC and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.


FFC assumed responsibility for fund accounting on August 15, 1994. Previously, these services were performed by Schroders Incorporated, the parent company of SCMI. For the fiscal years ended October 31, 1994 and October 31, 1995, the Fund paid fund accounting fees of $28,797 and $36,000, respectively.

Fees and Expenses

As compensation for the advisory, administrative and management services rendered to the Fund, SCMI and Schroder Advisors will each earn monthly fees at the following annual rates:

Portion of average daily value            Fee Rate
of the Fund's net assets                    SCMI            Schroder Advisors
------------------------------            --------          -----------------

up to $100 million                          0.50%                 0.25%
$100 million to $250 million                0.40%                 0.20%
over $250 million                           0.35%                0.175%




The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI, including those expenses it indirectly bears through its investment in the

Portfolio. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios of the Trust in relation to the net assets of each portfolio.


PORTFOLIO TRANSACTIONS

Investment Decisions


Investment decisions for the Fund and for the other investment advisory clients of SCMI are made to achieve their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved and a particular security may be bought or sold for certain clients and not bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


Brokerage and Research Services


Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction, for example. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. For fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $13,174, $29,224 and $34,391, respectively.

The Investment Advisory Contract authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Fund the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI, considers all factors it deems relevant (including, by way of illustration, price, transaction size, the nature of the market for the security, commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions).

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 , SCMI may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to SCMI with an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, SCMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Trust Board has authorized the Fund to employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim") an affiliate of SCMI, to effect securities transactions of the Fund on the New York Stock Exchange only, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a national securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim will in SCMI's judgment be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board , including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under

Section 17(e) to ensure that commissions paid to Schroder Wertheim by the Fund satisfy the foregoing standards. The Trust Board will review all transactions at least quarterly for compliance with such procedures.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim and will not direct brokerage to Schroder Wertheim in recognition of research services. The Fund paid no commissions to Schroder Wertheim during the fiscal yeras ended October 31, 1993, 1994 and 1995.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Determination of Net Asset Value Per Share


The net asset value per share of the Fund is determined each day the New York Stock Exchange (the "Exchange") is open, as of 4:00 P.M.(Eastern Time), by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust Board has established procedures for the valuation of the Fund's securities: (i) equity securities traded on a securities exchange or on the NASDAQ National Market System for which last sale information is regularly reported are valued at the last reported sales prices on their primary exchange or the NASDAQ National Market System that day (or, in the absence of sales that day, at values based on the last sale prices on the preceding trading day or closing mid-market prices); (ii) NASDAQ and other unlisted equity securities for which last sale prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market prices; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (v) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.


Puts, calls and Stock Index Futures are valued at the last sales price on the principal exchange on which they are traded, or, if there are no transactions, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded in the Fund's books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

Redemption in Kind


In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may incur brokerage costs in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.


TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Board of Trustees of the Trust will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on Trust-wide) basis.


The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. To do so, the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. The Fund will therefore not be subject to Federal income tax on its investment company taxable income and "net capital gains" (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. Generally, dividends of investment income (but not capital gain) from the Fund will qualify for the Federal dividends-received deduction for corporate shareholders to the extent such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held by said shareholders for more than 45 days. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund that corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions in additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution which will be returned to the investor in the form of a taxable distribution.

Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss which generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Trust will be required to report to the IRS all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that they are not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

Organization


The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable its Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.


Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

Capitalization and Voting


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, two of which pertains to the Schroder Fund.

The Shares of the Fund are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Shares of each class vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class are not be entitled to vote on any matters as to which such class are not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Trust Board is required:, if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of (i) shares of the Trust having a total net asset value of at least $25,000 or (ii) 1% of the outstanding shares of the Trust, to help such holders communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider Trustee removal.


Principal Shareholders


As of February 24, 1997, the following persons owned of record or beneficially 5% or more of the Fund's shares:


Shareholder                              Share Balance          Percent of Fund
-----------                              -------------          ---------------


Donaldson Lufkin & Jenrette                3,240.042                62.02%

P O Box 2052
Jersey City, NJ  07303

National Investors Services Corp.          1,983.927                37.98%
75 Wall Street
New York, NY 10265


Performance Information

The Fund may, from time to time, include quotations of its average annual total return in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                  P(1+T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


For the one year, and since inception periods ended October 31, 1996, the average annual total return of the Fund with respect to Investor Shares was 29.35% and 24.60%, respectively.


Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees will have the effect of reducing the average annual total return of the Fund for those investors.

Custodian

All securities and cash of the Fund are held by The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

Transfer Agent and Dividend Disbursing Agent

Forum Financial Corp., Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

Legal Counsel


Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.


Independent Accountant


Coopers & Lybrand L.L.P. ("Coopers & Lybrand") serves as independent accountants for the Fund. Coopers & Lybrand provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.



FINANCIAL STATEMENTS


The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1996 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                            SCHRODER U.S. EQUITY FUND


                       Statement of Additional Information
                                  March 1, 1997

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]



Investment Advisor
Schroder Capital Management International Inc. ("SCMI")

Administrator and Distributor
Schroder Fund Advisors, Inc. ("Schroder Advisors")

Sub-Administrator
Forum Administrative Services, Limited Liability Company ("Forum")

Transfer Agent and Dividend Disbursing Agent
Forum Financial Corp. ("FFC")

General Information:                (207) 879-8903
Account Information:                (800) 344-8332
Fax:                                (207) 879-6206

Investor Shares of the Fund are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund are offered to individual investors, in most cases through Service Organizations (as defined herein). Advisor Shares incur more expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the current Prospectus for the Fund dated March 1, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.

     TABLE OF CONTENTS                                                     PAGE
--------------------------------------------------------------------------------

         INVESTMENT POLICIES
         Introduction
         Primary Investments
         Temporary Defensive and Operating Investments
         Restricted Securities
         Leverage

         INVESTMENT RESTRICTIONS

         MANAGEMENT
         Trustees and Officers
         Investment Adviser
         Sub-Administrator
         Distribution of Fund Shares
         Portfolio Accounting

         PORTFOLIO TRANSACTIONS
         Investment Decisions
         Portfolio Brokerage

         SHARE OWNERSHIP

         ADDITIONAL PURCHASE AND

         REDEMPTION INFORMATION
         Determination of Net Asset Value
         Redemption in Kind

         TAXATION

         OTHER INFORMATION
         Organization
         Capitalization and Voting
         Performance Information
         Custodian
         Transfer Agent and Dividend Disbursing Agent
         Legal Counsel
         Independent Accountants

FINANCIAL STATEMENTS

INTRODUCTION

Schroder U.S. Equity Fund (the "Fund") is a separately-managed, diversified, no-load portfolio of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of seven separate portfolios, each of which has different investment objectives and policies. Schroder U.S. Equity Fund is described herein.

The Fund's primary investment objective is to seek growth of capital. Income, while a factor in portfolio selection, is secondary to the principal objective. There is no assurance that these objectives will be achieved. The Fund invests substantially all its assets in common stocks and securities convertible into common stock and may also invest in warrants or other rights to purchase common stock, and to a lesser extent in non-convertible preferred and debt securities.

     INVESTMENT POLICIES


Introduction

The following information supplements the discussion found under "The Fund - Investment Objectives and Investment Policies" in the Prospectus.

The Fund is a "diversified" portfolio and, as such, at least 75% of the Fund's total assets must be represented by cash and cash items, Government securities and securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the voting securities of such issuer. The classification of the Fund as diversified under the Investment Company Act of 1940 (the "1940 Act") cannot be changed without the majority approval of the Fund's shareholders. As used in this SAI, "majority approval of the Fund's shareholders" means approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, and (ii) more than 50% of the outstanding shares of the Fund.

The investment objectives of the Fund set forth in the Prospectus are fundamental policies of the Fund, meaning that they cannot be changed without majority approval of the Fund's shareholders. A non-fundamental policy could be changed by the Trust's Board of Trustees without such prior shareholder approval. Unless otherwise indicated, all of the investment policies of the Fund described below are also fundamental policies.

Primary Investments

The Fund will generally purchase securities which are believed to have potential for capital appreciation. Securities, however, will be disposed of in situations where the Fund believes that such potential is no longer feasible or the risk of decline in market price is too great. Pursuant to this policy, the Fund has invested and normally will invest substantially all its assets in common stock and securities convertible into common stock. The Fund may also invest in other securities with common stock purchase warrants attached, or in such warrants or other rights to purchase common stock. The Fund may also invest to a limited degree in non-convertible preferred and debt securities. Such investments might be made at such times as in the opinion of management substantially greater yields could be earned on such securities of investment grade than on U.S. Government securities and bank certificates of deposit. As a non-fundamental policy, the Fund will not invest more than 15% of its total assets in such non-convertible preferred and debt securities.

Temporary Defensive and Operating Investments


For temporary defensive purposes, the Fund may invest all or any portion of its assets in investment grade corporate bonds or debentures (meaning for these purposes bonds or debentures rated "A" or better by Standard & Poor's ("S&P") or the equivalent thereof), preferred stock, U.S. Government securities or bank certificates of deposit. (According to S&P, bonds rated "A" have a strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.) The conditions under which the Fund may so invest all or any portion of its assets for temporary defensive purposes will be at such times as in the opinion of management the market appears relatively fully priced or at such times as in the opinion of management uncertain economic conditions indicate the advisability of assuming such a temporary defensive position.

As an operating, non-fundamental policy, the Fund may also invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions or other Fund obligations. Such securities might include U.S. Government securities, commercial paper, bank certificates of deposit and bankers acceptances, and repurchase agreements collateralized by such securities. The Fund will limit its total investment at any time in these securities for this operating purpose to not more than 25% of its total assets.

Certain of the securities in which the Fund may invest for either of the foregoing temporary purposes are more fully described as follows:

      1. U.S. Government Securities - These securities consist of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association.

      2. Bank Obligations - These securities consist of certificates of deposit and bankers' acceptances issued by U.S. banks having total assets at the time of purchase in excess of $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

The foregoing limitation as to banks in whose obligations the Fund may invest is a non-fundamental policy of the Fund.

      3. Commercial Paper - These securities are short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper which may be purchased by the Fund for temporary purposes would consist of direct obligations of domestic issuers which, at the time of investment, are rated "P-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" by S&P, or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated Aa by Moody's or AAA or AA by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper ratings assigned by S&P. Such limitations with respect to commercial paper constitute a non-fundamental policy of the Fund.

      4. Repurchase Agreements - The Fund may invest in securities subject to repurchase agreements maturing in seven days or less (normally one day) with member banks of the Federal Reserve System or certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase such security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on the underlying security. The value of the underlying security is monitored by the Fund's investment adviser at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, the investment adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements. The foregoing policy with respect to repurchase agreements is a non-fundamental policy of the Fund.


Restricted Securities


The Fund may from time to time acquire securities which are subject to legal or contractual restrictions on resale. The Fund may invest up to 10% of the value of its total assets in such restricted securities and should changes in market values result in more than 10% being so invested, management will take such action as it deems appropriate to reduce such assets to the 10% limit. A considerable period might elapse between the time a decision is made to sell such securities and the time the Fund might be permitted to sell all or part of such securities publicly under an effective registration statement or an exemption from registration, or the time the Fund might find a suitable purchaser willing to accept such securities subject to restrictions. Such delay might adversely affect the price obtainable by the Fund for such securities. The Fund may be required to pay the registration expenses of restricted securities held by it.


Leverage


The Fund is authorized to borrow money from a bank on its promissory note or other evidence of indebtedness. Monies borrowed would be invested and any appreciation thereon, to the extent it exceeded interest paid on the loan, would cause the net assets value of Fund shares to rise faster than it would otherwise. If, however, the investment performance of additional monies failed to cover the Fund's interest charges, the net asset value would decrease faster than would otherwise be the case. This is the speculative feature known as "leverage". Any such borrowing (i) would not exceed one-third of the value of the Fund's total assets after borrowing, (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain of its assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. The Fund has not borrowed money for investment or any other purpose during the last ten years and, as a non-fundamental policy, will not borrow for investment in the future.


INVESTMENT RESTRICTIONS


The following investment restrictions restate or are in addition to those described under "The Fund - Investment Restrictions" in the Prospectus. These restrictions, which are fundamental policies (except as set forth), provide that the Fund:

      1. Will not issue senior securities except that it may borrow money from a bank on its promissory note or other evidence of indebtedness. Any such borrowing (i) would not exceed one-third of the value of the Fund's total assets after the borrowing, (ii) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation and (iii) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain of its assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund will not borrow for investment purposes).

      2. Will not effect short sales, purchase any security on margin or write or purchase put and call options.

      3. Will not acquire more than 10% of the voting securities of any one issuer.

      4. Will not invest 25% or more of the value of its total assets in any one industry.

      5. Will not engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

      6. Will not engage in the purchase and sale of commodities or commodity contracts.

      7. Will not invest in companies for the purpose of exercising control or management.

      8. Will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

      9. Will not make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets.

      10. Will not acquire securities described in 8 and 9 above which in the aggregate exceed 10% of the value of the Fund's total assets.

      11. Will not invest in other investment companies.

As non-fundamental policies, the Fund (a) will not invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days after they are entered into and (b) will not engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

MANAGEMENT

Trustees and Officers

The following information relates to the principal occupations of each Trustee and executive officer of the Trust during the past five years and shows the nature of any affiliation with SCMI.

Robert G. Davy, 787 Seventh Avenue, New York, New York - a Vice-President of the Trust - Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of Schroders plc in various positions in the investment research and portfolio management areas since 1986.

Margaret H. Douglas-Hamilton(b) (c), 787 Seventh Avenue, New York, New York - Secretary of the Trust - Secretary of SCMI since July 1995; Secretary of Schroder Advisers since April 1990; First Vice President and General Counsel of Schroders Incorporated(b) since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

Richard R. Foulkes, 787 Seventh Avenue, New York, New York - a Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

David I. Goldstein, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust Counsel, Forum Financial Services, Inc. Since 1991; prior thereto, associate at Kirkpatrick & Lockhart, Washington, D.C.

Barbara Gottlieb(c), 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Assistant Vice President of SWIS since July 1995 prior thereto held various positions with SWIS affiliates.

Peter E. Guernsey, Oyster Bay, New York - Trustee of the Trust - Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

Ralph E. Hansmann (Honorary), 40 Wall Street, New York, New York - Honorary Trustee of the Trust - Private investor; Director, First Eagle Fund of America, Inc.; Director, Verde Exploration, Ltd.; Trustee Emeritus, Institute for Advanced Study; Trustee and Treasurer, New York Public Library; Life Trustee, Hamilton College.

John I. Howell, 7 Riverside Road, Greenwich, Connecticut - Trustee of the Trust
- Private Consultant since February 1987; Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

Robert Jackowitz(b) (c), 787 Seventh Avenue, New York, New York - Treasurer of the Trust - Vice President of SCMI since September 1995; Treasurer of SCMI and Schroder Advisers since July 1995; Vice President of SCMI since June 1995; and Assistant Treasurer of Schroders Incorporated since January 1993.




John Y. Keffer, 2 Portland Square, Portland, Maine - Vice President of the Trust. President of Forum Financial Services, Inc., the Fund's sub-administrator, and Forum Financial Corp., the Fund's transfer and dividend disbursing agent and fund accountant.

Jane P. Lucas, (c) 787 Seventh Avenue, New York, New York - Vice President of the Trust - Director and Senior Vice President SCMI; Director of SCMI since September 1995; Assistant Director Schroder Investment Management Ltd. since June 1991.

Gerardo Machado, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust - Associate, SCMI.

Catherine A. Mazza, 787 Seventh Avenue, New York, New York - Vice President of the Trust - President of Schroder Advisors since 1997; First Vice President of SCMI and SCMI since1996; Vice President of SCMI since 1994; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

Clarence F. Michalis, 44 East 64th Street, New York, New York - Trustee of the Trust - Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

Hermann C. Schwab, 787 Seventh Avenue, New York, New York - Chairman (Honorary) and Trustee of the Trust - retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

Thomas G. Sheehan, 2 Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust - Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.




Mark J. Smith(a) (b), 33 Gutter Lane, London, England - a Vice President and Trustee of the Trust - First Vice President of SCMI since April 1990; Director and Vice President, Schroder Advisors since 1989.

Fariba Talebi, 787 Seventh Avenue, New York, New York - Vice President of the Trust - First Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987.

John A. Troiano(b), 787 Seventh Avenue, New York, New York - Vice President of the Trust - Managing Director and Senior Vice President of SCMI since October 1995; Director of Schroder Advisors since October 1992; Director of SCMI since 1991; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

Ira L. Unschuld, 787 Seventh Avenue, New York, New York - Vice President of the Trust - Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993; prior to July, 1990, employed by various financial institutions as a securities or financial analyst.

(a)   Interested Trustee of the Trust within the meaning of the 1940 Act.

(b) Schroder Fund Advisors, Inc. ("Schroder Advisors") is a wholly-owned subsidiary of SCMI, which is a wholly-owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly-owned U.S. subsidiary of Schroders plc.

(c) Schroder Capital Management, Inc. ("SCMI") is a wholly-owned subsidiary of Schroder Wertheim Holdings Incorporated which is a wholly-owned subsidiary of Schroders, Incorporated, which in turn is an indirect wholly-owned U.S. subsidiary of Schroders plc.

Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.




The following table provides the fees paid to each Trustee of the Trust for the fiscal year ended October 31, 1996.



Name of Trustee                           Aggregate            Pension or     Estimated Annual    Total Compensation
                                  Compensation From   Retirement Benefits        Benefits Upon   From Trust And Fund
                                              Trust    Accrued As Part of           Retirement       Complex Paid To
                                                           Trust Expenses                                   Trustees
---------------------------------------------------------------------------------------------------------------------

Mr. Guernsey                                 $1,750                    $0                   $0                $1,750
Mr. Hansmann                                  1,375                     0                    0                 1,375
Mr. Howell                                    1,750                     0                    0                 1,750
Ms. Luckyn-Malone                                 0                     0                    0                     0
Mr. Michalis                                  1,750                     0                    0                 1,750
Mr. Schwab                                    3,000                     0                    0                 3,000
Mr. Smith                                         0                     0                    0                     0

As of February 15, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S., or to realize judgments of courts of the U.S. predicated upon civil liabilities of such persons under the Federal securities laws of the U.S. The Trust has been advised that there is substantial doubt as to the enforceability in the United Kingdom of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the U.S. Also it is unclear if extradition treaties now in effect between the U.S. and the United Kingdom would subject such persons to effective enforcement of the criminal penalties of such acts.

Investment Adviser

Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019, serves as Investment Adviser to the Fund pursuant to an Investment Advisory Contract between the Trust and SCMI. SCMI is a wholly-owned United States subsidiary of Schroders Incorporated, the wholly-owned United States holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries. The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $130 billion.

Under the Investment Advisory Contract, SCMI regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund's investments consistent with the Fund's investment objectives. SCMI recommends what securities shall be bought or sold by the Fund, and what portion of the Fund's assets shall be held uninvested. SCMI advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the foregoing matters and general conduct of the investment business of the Fund. SCMI pays directly any office rent of the Fund and furnishes or causes to be furnished without expense to the Fund, the services of such of its officers and employees and employees of its corporate affiliates as may be duly elected officers or Trustees of the Trust. In addition, SCMI provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. The Fund pays all of its other costs and expenses, including without limitation: brokers' commissions; legal, auditing or accounting expenses, taxes or governmental fees; cost of preparing share certificates or any other expenses (including clerical expenses) of issue (not including sales or promotion expenses unless the Fund shall in the future duly adopt a plan pursuant to Rule 12b-1 under the 1940 Act), distribution, redemption or repurchase of shares of the Fund; registration expenses; the cost of preparing and distributing reports and notices to shareholders; fees or disbursements of the custodian of the Fund's assets, of the Fund's dividend disbursing agent and of the Fund's transfer agent. To the extent employees of SCMI or its affiliates devote their time to the affairs of the Fund, other than as officers or Trustees, the Fund will reimburse SCMI or such affiliates the pro rate share of such individuals' salaries or wages and expenses.

Under the Investment Advisory Contract, SCMI receives a fee for its services, computed daily and payable monthly, at the annual rate of 0.75% of the Fund's average daily net assets of the first $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million.. It is the Trust's understanding that although other mutual funds pay investment advisory fees at annual rates of 0.75% or more of their average net assets (or a portion thereof), the majority of other mutual funds, regardless of size, pay advisory fees at rates lower than 0.75% of any portion of their average net assets. For the fiscal years ended October 31, 1994, 1995 and 1996, SCMI earned an aggregate of $144,539, $140,988 and $139,483, respectively, in advisory fees from the Fund.

The Investment Advisory Contract will continue in effect provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust and it will terminate automatically if assigned. The Investment Advisory Contract also provides that, with respect to the Fund, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the SCMI's or their duties or by reason of reckless disregard of its or their obligations and duties under the Investment Advisory Contract.

Sub-Administrator

On behalf of the Fund, the Trust and SCMI have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ("Forum"). Pursuant to its agreement, Forum provides certain management and administrative services necessary for the Fund's operations, other than the investment management and administrative services provided to the Fund by SCMI pursuant to the

Investment Advisory Contract, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others.

The Sub-Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Board of Trustees and SCMI upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Fund and the Adviser.


Distribution of Fund Shares


Schroder Fund Advisors Inc. ("Schroder Advisors"), 787 Seventh Avenue, New York, New York 10019, was appointed Distributor of the Fund shares pursuant to an agreement approved by the Board of Trustees of the Trust at a meeting held on November 2, 1992. The renewal of the distribution agreement for the one year period ending February 1, 1996 was approved by the Board of Trustees at a meeting held on November 21, 1994 (which approval included the approval of a majority of the Trustees who are not interested persons). Schroder Advisors is a wholly-owned subsidiary of Schroders Incorporated, the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds. Effective July 5, 1995, Schroder Advisors changed its name from Schroder Capital Distributors Inc.

Under the distribution agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the distribution agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses of printing and distribution to prospective investors of prospectuses and other sales materials and advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.


Portfolio Accounting


Forum Financial Corp. ("FFC"), an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Fund Accounting Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the Fund Accounting Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Fund Accounting Agreement.

Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust with respect to the Fund a fee of $36,000 per year plus, for each class of the Fund above one, $12,000 per year. FFC is paid an additional $24,000 per year with respect to global and international funds. In addition, FFC is paid an additional $12,000 per year with respect to tax-free money market funds and funds with more than 25% of their total assets invested in asset backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FFC, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

FFC assumed responsibility for fund accounting on August 15, 1994. Previously, these services were performed by Schroders Incorporated, the parent company of SCMI. For the fiscal years ended October 31, 1994, 1995 and 1996, the Fund paid fund accounting fees of $31,596, $38,000 and $36,000, respectively.

PORTFOLIO TRANSACTIONS

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


Portfolio Brokerage



Decisions with respect to allocation of portfolio brokerage are made by the Trust's President, a Vice President or Treasurer.

It is the Fund's policy, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Over- the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where in the opinion of the Trust's officers better prices and executions are available elsewhere. Portfolio transactions are frequently placed with broker-dealers who provide SCMI with research and statistical assistance. The assistance may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services.

Give equal price and comparable execution of the transaction, it is the policy of the Fund to select a broker or dealer primarily on the basis of the furnishing of such services to SCMI by the broker or dealer. Although no fixed formula is used in placing such transactions, an attempt is made to allocate such brokerage in proportion to the services rendered to SCMI. SCMI may thus be able to supplement its own information, and to consider the views and information of other research organizations in arriving at its investment recommendations. If such information is received, and if it is in fact useful to SCMI, it may tend to reduce SCMI's cost; however, the dollar value of any information received is indeterminable and may in fact be negligible and does not tend to reduce SCMI's normal and customary research activities. The research services furnished by brokers or dealers through whom the Fund effects securities transactions may be used by SCMI in servicing all of its accounts, and not all such services may be used by SCMI in connection with the Fund. Portfolio transactions are also frequently placed with broker-dealers acting as principals in the "third market".

Subject to the general policies of the Fund regarding allocation of portfolio brokerage as set forth above, the Board of Trustees has authorized the Fund to employ Schroder Wertheim & Company, Incorporated ("Schroder Wertheim"), an affiliate of SCMI, to effect securities transactions of the Fund, on the New York Stock Exchange only, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder Wertheim for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a national securities exchange paid by a registered investment company to a broker which is an affiliated person of such investment company or an affiliated person of another person so affiliated not exceed the usual and customary broker's commissions for such transactions. It is the Fund's policy that commissions paid to Schroder Wertheim will in the judgment of the officers of the Trust responsible for making portfolio decisions and selecting brokers, be (i) at least as favorable as commissions contemporaneously charged by Schroder Wertheim on comparable transactions for its most favored unaffiliated customers and (ii) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board of Trustees of the Trust, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder Wertheim by the Fund satisfy the foregoing standards. The Board will review all transactions at least quarterly for compliance with these procedures.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder Wertheim and will not direct brokerage to Schroder Wertheim in recognition of research services.

During the fiscal years ended October 31, 1994, 1995 and 1996 the total brokerage commissions paid by the Fund on portfolio transactions were $23,579, $31,381and $31,868 respectively. These amounts do not include any spreads or concessions on principal transactions on a net trade basis. Substantially all of such commissions were paid to firms which provided SCMI with research and statistical assistance. No commissions were paid to Schroder Wertheim during any of the fiscal years ended October 31, 1994, 1995 and 1996.



SHARE OWNERSHIP

As of February 24, 1997, the following persons owned of record or beneficially 5% or more of the Fund's shares:w

Shareholder                                  Share Balance       Percent of Fund
--------------------------------------------------------------------------------

Gracechurch Co.                               191,211.439            11.22%
75 Wall Street
New York, NY 10265

Schroder Nominees Limited                     152,044.768             8.93%
120 Cheapside
London EC2V 6DS England

Wendel & Co.                                  110,983.024             6.52%
c/o The Bank of New York
Wall Street Station
New York, NY 10268

Fox & Co.                                     101,539.373             5.96%
P.O. Box 976
New York, NY 10268

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Determination of Net Asset Value

The net asset value per share of the Fund is calculated at 4:00 p.m. (New York City time), Monday through Friday, on each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Net asset value per share is calculated by dividing the aggregate value of the Fund's assets less all liabilities by the number of shares of the Fund outstanding.

Portfolio securities listed on the New York Stock Exchange are valued on the basis of the last sale on that date on the basis of information obtained from authoritative sources at the end of the business day. Lacking any sales, they are valued at the average of the closing bid and asked prices. Securities not listed on such exchange are valued by the use of quotations on any other national stock exchange on which the securities are listed, or if unlisted, published quotations in common use and/or quotations from a market maker or makers in the security, in each case on the basis of information obtained from authoritative sources, or if securities for which no quotations are available, including restricted securities, by such other method as the Board of Trustees, in good faith, shall deem to reflect their fair value. If securities are listed on more than one national stock exchange (other than the New York Stock Exchange), they are valued on the basis of quotations on the national stock exchange in which the primary market for the securities exists.

Redemption in Kind

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

TAXATION

Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund and each other portfolio established from time to time by the Board of Trustees of the Trust will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each such portfolio must meet separately the income and distribution requirements for qualification as a regulated investment company, and (b) the amounts of investment income and capital gains earned will be determined on a portfolio-by-portfolio (rather than on a Trust-wide) basis.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to Federal income tax on its investment company taxable income and "net capital gains" (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. Generally, dividends of investment income (but not capital gain) from the Fund will qualify for the Federal 70% dividends-received deduction for corporate shareholders to the extent such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held by said shareholders for more than 45 days. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss although such shares may have been held by the shareholder for one year or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Upon redemption or sale of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions as well as gross proceeds from the redemption of the Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds generally will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

Organization

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable the Board to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to

"Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed from "Schroder Capital Funds, Inc." to its present name. The Trust is registered as an open-end management investment company under the Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.


Capitalization and Voting


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares, and the costs of doing so will be borne by the Trust. The Trust currently consists of five separate portfolios, each of which has separate investment objectives and policies, and five classes, one of which pertains to the Fund.

The shares of the Trust are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no preemptive rights. They have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. Shares of each class would vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes would vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class would not be entitled to vote on any matters as to which such class were not affected.

The Trust will not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters will not be submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees will serve until death, resignation or removal. Vacancies will be filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies when less than a majority of Trustees then in office have been elected by shareholders. Similarly, the selection of accountants and renewal of investment advisory agreements for future years will be performed annually by the Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new accountants if the employment of the Trust's accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Board is required to provide certain assistance if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of shares of the Trust having a total net asset value of at least $25,000 or 1% of the outstanding shares of the Trust, for the purpose of enabling such holders to communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider such removal.


Performance Information


The Fund may, from time to time, include quotations of total return data in advertisements, sales literature or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, calculated pursuant to the following formula:

                                  P(1+T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

For the one year, five year and ten year periods ended October 31, 1995, the average annual total returns of the Fund were 17.68%, 17.50% and 13.09%, respectively.

Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating total return to current or prospective investors, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


Custodian


All securities and cash of the Fund are held by The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245.

Transfer Agent and Dividend Disbursing Agent

Forum Financial Corp., Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

Legal Counsel

Jacobs Persinger & Parker, 77 Water Street, New York, New York 10005, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Fund.

Independent Accountants

Coopers & Lybrand L.L.P. ("Coopers & Lybrand") serves as independent accountants for the Fund. Coopers & Lybrand provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Coopers & Lybrand's address is One Post Office Square, Boston, Massachusetts 02109.

FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, notes thereto, and Financial Highlights of the Fund for the fiscal year ended October 31, 1995 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                                     PART C
                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits.

(a) Financial Statements

Included in the Prospectus:

Financial Highlights.

Incorporated by reference in the Statement of Additional Information for each
Fund:

         For the fiscal year ended October 31, 1996 - Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets; Statement of Investments, Notes to Financial Statements, Report of Independent Accountants (for each Fund, filed with the Securities and Exchange Commission on January 6, 1997 as part of Registrant's Annual Report for such Fund pursuant to Rule 30b-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference)

(b) Exhibits:

(1) Trust Instrument of Schroder Capital Funds (Delaware) (the "Trust") (filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(2) None.

(3) None.

(4) (a) Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:

Section 2.04 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Section 2.06 Establishment of Series. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

(5) (a) Form of Investment Advisory Contract between the Trust and Schroder Capital Management International Inc. (filed as Exhibit 5 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(6) Form of Master Distribution Contract and Supplement to be between the Trust and Schroder Fund Advisors Inc. (filed as Exhibit 6 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(8) Form of Global Custody Agreement to be between the Trust and The Chase Manhattan Bank, N.A. (filed as Exhibit 8 to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(9) (a) Form of Administration Agreement with Schroder Fund Advisors Inc. (filed as Exhibit to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(9) (b) Form of Sub-Administration Agreement with Forum Financial Services, Inc. (filed as Exhibit 9(b) to Registrant's Post - Effective Amendment No. 46 and incorporated herein by reference).

(9) (c) Form of Transfer Agency Agreement with Forum Financial Corp. (filed as
Exhibit 9(c) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(9) (d) Form of Fund Accounting Agreement with Forum Financial Corp. (filed as
Exhibit 9(d) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

(10) Opinion of Jacobs Persinger & Parker as to legality of shares to be issued by the Trust (filed as Exhibit 10(d) to Registrant's Post - Effective Amendment No. 46 and incorporated herein by reference).

(11) Consent of Coopers & Lybrand L.L.P. (filed herewith).

(15) (a) Form of Master Distribution Plan adopted by Registrant (filed as
         Exhibit 15(a) to Registrant's Post-Effective Amendment No. 46 and incorporated herein by reference).

     (b) Form of Distribution Plan Supplement (filed as Exhibit 15(b) to Registrant's Post- Effective Amendment No. 46 and incorporated herein by reference).

Other Exhibits:

Copies of Powers of Attorney pursuant to which Trustees have signed this Post-Effective Amendment (filed as Other Exhibits to Post-Effective Amendment No. 45 and incorporated herein by reference).

Copy of Power of Attorney pursuant to which Mr. Jackowitz has signed this Post-Effective Amendment (filed as an Other Exhibit to Post-Effective Amendment No. 45 and incorporated herein by reference).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                             Number of Record
                                                             Holders as of
         Title of Class                                      January 31, 1997
         --------------                                      ----------------

Schroder U.S. Equity Fund                                           610

Schroder International Fund                                       1,099

Schroder U.S. Smaller Companies Fund                                 90

Schroder Emerging Markets Fund Institutional Portfolio                2

Schroder International Smaller Companies Fund                         3

Schroder Latin America Fund                                           2

Schroder Global Asset Allocation Fund                               N/A

ITEM 27. INDEMNIFICATION.

In accordance with Section 3803 of the Delaware Business Trust Act, SECTION 5.2 of the Registrant's Trust Instrument provides as follows:

"5.2. Indemnification.

"(a) Subject to the exceptions and limitations contained in Section (b) below:

"(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

"(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

"(b)  No indemnification shall be provided hereunder to a Covered Person:

"(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

"(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

"(A) By the court or other body approving the settlement;

"(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

"(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

"(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

"(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph
(a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

"(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions:
(i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

"(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The following are the directors and principal officers of SCMI, including their business connections of a substantial nature. The address of each company listed, unless otherwise noted, is 33 Gutter Lane, London EC2V 8AS, United Kingdom. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of SCMI which provides investment management services international clients located principally in the United States.

      David M. Salisbury. Chief Executive Officer, Director and Chairman of Schroder Capital; Joint Chief Executive and Director of Schroder.

      Richard R. Foulkes. Senior Vice President and Managing Director of Schroder Capital.

      John A. Troiano. Managing Director and Senior Vice President. Mr. Troiano is also a Director of Schroder Ltd.

      David Gibson. Senior Vice President and Director of Schroder Capital. Director of Schroder Wertheim Investment Services Inc.

      John S. Ager. Senior Vice President and Director of Schroder Capital.

      Sharon L. Haugh. Senior Vice President and Director of Schroder Capital, Director and Chairman of Schroder Advisors Inc.

      Gavin D.L. Ralston. Senior Vice President and Director of Schroder
      Capital.

      Mark J. Smith. Senior Vice President and Director of Schroder Capital.

      Robert G. Davy. Senior Vice President. Mr. Davy is also a Director of Schroder Ltd. and an officer of open end investment companies for which SCMI and/or its affiliates provide investment services.

      Jane P. Lucas. Senior Vice President and Director of Schroder Capital; Director of Schroder Advisors Inc.; Director of Schroder Wertheim Investment Services, Inc.

      C. John Govett. Director of Schroder Capital; Group Managing Director of Schroder Investment Management Ltd. And Director of Schroders plc.

      Phillipa J. Gould. Senior Vice President and Director of Schroder Capital.

      Louise Croset. First Vice President and Director of Schroder Capital.

      Abdallah Nauphal, Group Vice President and Director.

ITEM 29. PRINCIPAL UNDERWRITERS.

(A) Schroder Fund Advisors Inc., the Registrant's principal underwriter, also serves as principal underwriter for WSIS Series Trust.

(B) Following is information with respect to each officer and director of Schroder Fund Advisors Inc., the Distributor of the shares of Schroder International Fund, Schroder U.S. Equity Fund, Schroder U.S. Smaller Companies Fund, Schroder Emerging Markets Fund Institutional Portfolio, Schroder International Smaller Companies Fund, Schroder International Bond Fund and Schroder Latin America Fund (each a series of the Registrant):

Catherine A. Mazza, President

Mark J. Smith, Director and Vice President.

John A. Troiano, Director and Vice President

Sharon L. Haugh, Director

Robert Jackowitz, Treasurer

Margaret H. Douglas-Hamilton, Secretary

* Address for each is 787 Seventh Avenue, New York, New York 10019 except for John A. Troiano and Mark J. Smith each of whose address is 33 Gutter Lane, London, England.

(C)  Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books and other documents required to be maintained by Registrant with respect to Schroder Cash Reserves Fund pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Schroder Capital Management International Inc. and Schroder Fund Advisors Inc., 787 Seventh Avenue, New York, New York 10019, except that certain items will be maintained at the following locations:

(a) Forum Financial Corp., Two Portland Square, Portland, Maine 04101 (shareholder records).

(B) Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 (corporate minute book).

ITEM 31. MANAGEMENT SERVICES.

Inapplicable.

ITEM 32. UNDERTAKINGS.

(i) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the latter of the effective date of Registrant's Securities Act of 1933 Registration Statement relating to the prospectuses offering those shares or the commencement of public shares of the respective shares; and,

(ii) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 17th day of January, 1997.

                                      SCHRODER CAPITAL FUNDS (DELAWARE)


                                      By: /s/ Mark J. Smith
                                          -------------------------------
                                          Mark J. Smith
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed below by the following persons on the 17th day of January, 1997.

       Signatures                                                 Title
       ----------                                                 -----

(a)    Principal Executive Officer

        /s/ Mark J. Smith                                         President
       --------------------------------------------
       Mark J. Smith

(b)    Principal Financial and
       Accounting Officer

       ROBERT JACKOWITZ*                                          Treasurer

       *By: /s/ Thomas G. Sheehan
           ----------------------------------------
                Thomas G. Sheehan, Attorney-in-Fact

(c)    Majority of the Trustees

       PETER E. GUERNSEY*                                         Trustee
       JOHN I. HOWELL*                                            Trustee
       HERMANN C. SCHWAB*                                         Trustee
       CLARENCE F. MICHALIS*                                      Trustee

       *By: /s/ Thomas G. Sheehan
           ----------------------------------------
            Thomas G. Sheehan, Attorney-in-Fact

                                   SIGNATURES

On behalf of Schroder Capital Funds, being duly authorized, I have duly caused this amendment to the Registration Statement of Schroder Capital Funds (Delaware) to be signed in the City of New York, State of New York on the 17th day of January, 1997.

                                          SCHRODER CAPITAL FUNDS

                                          By: /s/ Mark J. Smith
                                              ---------------------------
                                              Mark J. Smith
                                              President


This amendment to the Registration Statement of Schroder Capital Funds (Delaware) has been signed below by the following persons in the capacities indicated on the 17th day of January, 1997.

       Signatures                                                 Title
       ----------                                                 -----

(a)    Principal Executive Officer

        /s/ Mark J. Smith                                         President
       --------------------------------------------
       Mark J. Smith

(b)    Principal Financial and
       Accounting Officer

       ROBERT JACKOWITZ*                                          Treasurer

       *By: /s/ Thomas G. Sheehan
           ----------------------------------------
                Thomas G. Sheehan, Attorney-in-Fact

(c)    Majority of the Trustees

       PETER E. GUERNSEY*                                         Trustee
       JOHN I. HOWELL*                                            Trustee
       HERMANN C. SCHWAB*                                         Trustee
       CLARENCE F. MICHALIS*                                      Trustee

       *By: /s/ Thomas G. Sheehan
           ----------------------------------------
                Thomas G. Sheehan, Attorney-in-Fact

                                Index to Exhibits

                                                                     Sequential
Exhibit                                                              Page Number
-------                                                              -----------

(11)                  Consent of Coopers & Lybrand L.L.P.